                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-10427

                 RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 10/31

Date of reporting period: 10/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PARTNERS INTERNATIONAL SELECT GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL
GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   31

Statement of Operations............   33

Statements of Changes in Net
  Assets...........................   35

Financial Highlights...............   37

Notes to Financial Statements......   44

Report of Independent Registered
  Public Accounting Firm...........   64

Federal Income Tax Information.....   66

Board Members and Officers.........   67

Proxy Voting.......................   71




--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners International Select Growth Fund (the Fund) Class A shares gained 25.32% (excluding sales charge) for the 12-month period ended October 31, 2009.

> The Fund outperformed its benchmark, the Morgan Stanley Capital International
  (MSCI) EAFE Growth Index, which increased 24.08% during the same period.

> The Fund underperformed its peer group, as represented by the Lipper
  International Multi-Cap Growth Funds Index, which rose 33.99%.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------


                                                               SINCE
                                                             INCEPTION
                                   1 YEAR  3 YEARS  5 YEARS   9/28/01
----------------------------------------------------------------------
RiverSource Partners
  International Select Growth
  Fund
  Class A (excluding sales
  charge)                         +25.32%   -6.20%   +4.71%    +6.61%
----------------------------------------------------------------------
MSCI EAFE Growth Index
  (unmanaged)                     +24.08%   -3.96%   +5.40%    +6.53%
----------------------------------------------------------------------
Lipper International Multi-Cap
  Growth Funds Index              +33.99%   -3.12%   +7.37%    +7.54%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                               SINCE
Without sales charge              1 YEAR   3 YEARS  5 YEARS  INCEPTION
Class A (inception 9/28/01)       +25.32%   -6.20%   +4.71%   +6.61%
----------------------------------------------------------------------
Class B (inception 9/28/01)       +24.33%   -6.90%   +3.94%   +5.81%
----------------------------------------------------------------------
Class C (inception 9/28/01)       +24.39%   -6.87%   +3.96%   +5.82%
----------------------------------------------------------------------
Class I (inception 3/4/04)        +25.85%   -5.80%   +5.18%   +5.33%
----------------------------------------------------------------------
Class R2 (inception 8/3/09)          N/A      N/A      N/A    +4.34%*
----------------------------------------------------------------------
Class R4 (inception 9/28/01)      +25.58%   -5.96%   +4.96%   +6.84%
----------------------------------------------------------------------
Class R5 (inception 8/3/09)          N/A      N/A      N/A    +4.66%*
----------------------------------------------------------------------

With sales charge
Class A (inception 9/28/01)       +18.11%   -8.04%   +3.47%   +5.83%
----------------------------------------------------------------------
Class B (inception 9/28/01)       +19.33%   -7.61%   +3.65%   +5.81%
----------------------------------------------------------------------
Class C (inception 9/28/01)       +23.39%   -6.87%   +3.96%   +5.82%
----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R4 and Class R5 shares. Class I, Class R2, Class R4 and Class R5 shares are available to qualifying institutional investors only.

* Not annualized.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                    X     LARGE
                    X     MEDIUM   SIZE
                    X     SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At Oct. 31, 2009, approximately 46% of the Fund's shares were owned in aggregate by affiliated funds of funds managed by RiverSource Investments, LLC (RiverSource Investments). As a result of asset allocation decisions by RiverSource Investments, it is possible RiverSource Partners International Select Growth Fund may experience relatively large purchases or redemptions from affiliated funds of funds (see page 54, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Partners International Select Growth Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds of funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 49.

RiverSource Partners International Select Growth Fund is managed by two independent money management firms and each invests a portion of the portfolio's assets. As of Oct. 31, 2009, Principal Global Investors, LLC (Principal) and Columbia Wanger Asset Management, L.P. (Columbia Wanger) managed 60% and 40% of the portfolio, respectively.

Dear Shareholders,

RiverSource Partners International Select Growth Fund (the Fund) Class A shares rose 25.32% (excluding sales charge) for the 12 months ended Oct. 31, 2009. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Growth Index, which gained 24.08% during the same period. The Fund underperformed its peer group, as represented by the Lipper International Multi-Cap Growth Funds Index, which rose 33.99%.

 COUNTRY DIVERSIFICATION(1) (at Oct. 31, 2009; %
of portfolio assets)
------------------------------------------------


Australia                                   5.0%
------------------------------------------------
Belgium                                     0.8%
------------------------------------------------
Bermuda                                     0.2%
------------------------------------------------

Brazil                                      1.3%
------------------------------------------------

Cambodia                                    0.1%
------------------------------------------------

Canada                                      6.6%
------------------------------------------------

Chile                                       0.3%

------------------------------------------------


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


 COUNTRY DIVERSIFICATION(1) (at Oct. 31, 2009; %
of portfolio assets)
------------------------------------------------


China                                       1.4%
------------------------------------------------

Czech Republic                              0.2%
------------------------------------------------

Denmark                                     1.1%
------------------------------------------------

Finland                                     1.0%
------------------------------------------------

France                                      4.6%
------------------------------------------------

Germany                                     4.7%
------------------------------------------------

Greece                                      0.4%
------------------------------------------------

Hong Kong                                   3.3%
------------------------------------------------

India                                       1.7%
------------------------------------------------

Indonesia                                   0.3%
------------------------------------------------

Ireland                                     0.7%
------------------------------------------------

Israel                                      0.3%
------------------------------------------------

Italy                                       1.2%
------------------------------------------------

Japan                                      18.0%
------------------------------------------------

Luxembourg                                  0.3%
------------------------------------------------

Mexico                                      0.6%
------------------------------------------------

Netherlands                                 4.1%
------------------------------------------------

Norway                                      1.5%
------------------------------------------------

Portugal                                    0.7%
------------------------------------------------

Singapore                                   3.5%
------------------------------------------------

South Africa                                1.1%
------------------------------------------------

South Korea                                 1.5%
------------------------------------------------

Spain                                       2.0%
------------------------------------------------

Sweden                                      2.0%
------------------------------------------------

Switzerland                                10.0%
------------------------------------------------

Taiwan                                      1.2%
------------------------------------------------

United Kingdom                             14.9%
------------------------------------------------

United States                               2.0%
------------------------------------------------
Other(2)                                    1.4%
------------------------------------------------



(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SIGNIFICANT PERFORMANCE FACTORS
PRINCIPAL: Our equity approach has encountered very challenging relative performance recently, as our philosophy is built on the belief that earnings trends ultimately drive stock prices. In turn, our process is designed to identify those companies with superior sustainable earnings trends at attractive prices, relative to peers, within sectors and regions. We believe that, under the majority of market conditions, stock selection based on fundamental earnings-based characteristics has historically been a highly consistent and repeatable source of outperformance. However, during the extreme market conditions we experienced during the fiscal year, where liquidity pressures, deleveraging and government interventions created abrupt swings in investor sentiment, company specific fundamental considerations were overwhelmed, which led to our relative underperformance.

A majority of the underperformance in our portion of the Fund's portfolio was driven by stock selection within the materials and information technology sectors -- more specifically in the metals & mining, technology hardware & equipment, and consumer durables industries. From a country perspective, stock selection was least effective in Japan, Canada and Australia. The largest individual detractors to portfolio performance for the one-year period included RESEARCH IN MOTION, the Canadian provider of wireless communications equipment including the

TOP TEN HOLDINGS (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Novartis (Switzerland)                      1.5%
------------------------------------------------
Nestle (Switzerland)                        1.5%
------------------------------------------------
BHP Billiton (Australia)                    1.4%
------------------------------------------------
Roche Holding (Switzerland)                 1.3%
------------------------------------------------
GlaxoSmithKline (United Kingdom)            1.2%
------------------------------------------------
Telefonica (Spain)                          0.9%
------------------------------------------------
Credit Suisse Group (Switzerland)           0.9%
------------------------------------------------
Hong Kong Exchanges and Clearing (Hong
  Kong)                                     0.8%
------------------------------------------------
British American Tobacco (United Kingdom)   0.8%
------------------------------------------------
BG Group (United Kingdom)                   0.8%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



Blackberry, ALPHA BANK, a Greek commercial bank, and RIO TINTO, an Australian-listed metals & mining company.

Stock selection was most effective in the utilities sector -- specifically in the electric utilities, health care equipment & services, and automobile manufacturing industries. From a country perspective, stock selection was most effective in Germany, Singapore and Spain. NOBLE GROUP, a Hong Kong-based global supply chain operator, TANDBERG, a Norwegian provider of videoconferencing systems, and VOPAK, the Netherlands-based provider of oil storage and transportation services were strong contributors during the period.

COLUMBIA WANGER: Global markets rebounded sharply from their March lows. We note that it is typically a challenge to outperform a benchmark on the first move off a deep market bottom. The smallest caps and lowest quality stocks tend to rise most. That was certainly true during the year and our relative underperformance can be partially attributed to the portfolio owning few micro-caps and being underexposed to low-quality stocks.

On a regional basis, the portfolio benefited from strong security selection in Japan as well as an allocation underweight as the country was a notable laggard for the period. Japan is a significant portion of our investment universe but we have had a harder time finding compelling companies in a country where we believe the demographic trends are not supportive of domestic demand, and where companies are not always managed in the best interests of shareholders, even though they may be commercially quite successful in export markets. Against that backdrop, we were able to find some winners. KANSAI PAINT rose 74% during the period on strong demand from several of the emerging market countries that use its products. NIPPON RESIDENTIAL INVESTMENT rose 206% for the year after the Japanese government created a public/private fund to help REIT (real estate investment trust) financing.

The portfolio also benefited from strong security selection in Europe, though a continued large overweight was a negative. The portfolio trimmed several more cyclic European industrial companies earlier in the year as we believed the short-term outlook was bleak. We did not want to sell indiscriminately, as many of these companies have attractive business

--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



models and we have a longer investment timeframe. Several of them rebounded nicely. HEXAGON, a Swedish maker of measurement equipment rose 177% during the period. IMTECH, a Dutch-based technical services provider in the field of electrical engineering, rose 61%. Many of these companies were able to reduce costs and appear well positioned for a rebound in demand for their services.

Emerging markets had much stronger returns than developed markets, particularly for the six months following the March market bottom. The portfolio had strong performance in Latin America, particularly in Brazil. LOCALIZA, the leader in the Brazilian car-rental market surged 249%. The company was able to weather the tight credit markets by extending the life of its car fleet and is now taking market share from weaker mom-and-pop competitors.

Stock selection in the emerging markets of Asia ex-Japan did not keep pace with the benchmark, particularly in China, Taiwan and South Korea. The portfolio maintained more of a barbell approach in these countries (concentrated at two extremes: developed countries and emerging countries) and we owned too many steady positions while the more cyclical names surged on renewed growth.

Also detracting from the portfolio during the period was stock selection within the UK and Ireland. In these countries the portfolio has a tilt toward more conservative companies, dominated by service providers with predictable revenues and lots of government contracts, as well as defense sector companies and healthcare. We believe many


  Over the last decade, emerging markets have become a much larger part of the investment landscape. -- Columbia Wanger






--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



of them will prove to be solid franchises over the long-term but most lagged in the period.

The detractors for the period were mainly concentrated in a few names that we sold at the market bottom and in Japanese companies that simply did not keep pace with other global markets. There were, however, a few significant individual detractors. The largest detractors for our portion of the Fund included AEON DELIGHT, a Japanese facilities management company. Despite delivering in-line earnings, it suffered from a rotation in the market's preference toward more cyclical businesses and its stock declined 45%. FUJI FOOD & CATERING SERVICES, a Hong-Kong listed catering company dropped 98% after it failed to restructure its debt and instead filed a petition to wind-up the company.

CHANGES TO THE FUND'S PORTFOLIO
PRINCIPAL: No material changes were made. We added several beaten down, cyclical stocks to our portion of the Fund's portfolio near the market low and in the early stages of the rally. We sought to continue to avoid those with the greatest leverage, the most economically vulnerable businesses, the most solvency risk, and most importantly, those with the worst fundamental earnings prospects that would have likely faced insolvency absent government life support. Avoiding that tier of companies has proven very costly in terms of recent relative performance as lower-quality companies rose more quickly than higher-quality companies during the rally.

COLUMBIA WANGER: Our portion of the Fund's portfolio ended the period with a 23.1% weighting in emerging markets. During the period and over the last several years, our portion of the Fund's portfolio has steadily increased its exposure to emerging markets, with an emphasis on China, Brazil, India, Korea and Taiwan. This has been a bottom-up shift as our analysts have found more compelling ideas in these regions. Over the last decade, emerging markets have become a much larger part of the investment landscape. Not only has the size of their economies grown faster, but much of the capital formation is taking place in these regions. This is being reflected in our portfolio positioning.


--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


OUR FUTURE STRATEGY
PRINCIPAL: While our commitment to our philosophy and process has not wavered, the recent worldwide economic crisis has been a source of learning for our team. We have devoted substantial resources to expanding our systematic risk monitoring capabilities, which we believe will better equip us to identify situations in which the market is overpaying for certain characteristics.

COLUMBIA WANGER: We were underexposed to highly-leveraged names at the market bottom which seemed warranted, given the crisis in the credit markets in the first few months of 2009. Unprecedented government intervention saved many companies that otherwise would have had serious financial risk. While this underexposure hurt us for the period, we believe we are currently well-positioned in high-quality businesses with growth potential.

We continue to favor industrial companies in the developed markets, particularly in Europe. Within emerging markets, our focus is on companies that are benefiting from growth in local economies. Specifically, companies involved in health care, education, infrastructure and financial services that are aiming to improve the life of the emerging consumer are particularly attractive.


(LOGO - PRINCIPAL GLOBAL INVESTORS)       (LOGO - COLUMBIA WANGER ASSET
          PRINCIPAL GLOBAL             MANAGEMENT, L.P.)
           INVESTORS, LLC                     COLUMBIA WANGER ASSET
                                                 MANAGEMENT, L.P.



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners International Select Growth Fund Class A shares (from 9/28/2001 to 10/31/09) as compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Growth Index and the Lipper International Multi-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2009
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    9/28/01
RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,811    $7,777   $11,861    $15,823
-------------------------------------------------------------------------------------------
     Average annual total return                    +18.11%    -8.04%    +3.47%     +5.83%
-------------------------------------------------------------------------------------------
MSCI EAFE GROWTH INDEX(1)
     Cumulative value of $10,000                    $12,408    $8,859   $13,009    $16,685
-------------------------------------------------------------------------------------------
     Average annual total return                    +24.08%    -3.96%    +5.40%     +6.53%
-------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL MULTI-CAP GROWTH FUNDS INDEX(2)
     Cumulative value of $10,000                    $13,399    $9,092   $14,272    $17,999
-------------------------------------------------------------------------------------------
     Average annual total return                    +33.99%    -3.12%    +7.37%     +7.54%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND LINE GRAPH)

                RIVERSOURCE PARTNERS
                     INTL SELECT
                     GROWTH FUND
                       CLASS A                              LIPPER INTERNATIONAL
                   (INCLUDES SALES          MSCI EAFE         MULTI-CAP GROWTH
                       CHARGE)           GROWTH INDEX(1)       FUNDS INDEX(2)
                --------------------     ---------------    --------------------
9/28/01                $ 9,425               $10,000                $10,000
10/01                    9,627                10,398                 10,428
1/02                     9,683                10,404                 10,621
4/02                    10,398                11,014                 11,129
7/02                     9,060                 9,617                  9,450
10/02                    8,363                 9,209                  8,739
1/03                     8,166                 8,805                  8,397
4/03                     8,478                 9,280                  8,648
7/03                     9,450                10,073                  9,791
10/03                   10,643                11,218                 11,116
1/04                    11,767                12,512                 12,270
4/04                    11,803                12,457                 12,223
7/04                    11,674                12,094                 11,833
10/04                   12,573                12,825                 12,612
1/05                    13,876                13,966                 13,906
4/05                    13,764                13,916                 13,745
7/05                    14,662                14,514                 14,767
10/05                   15,074                15,138                 15,405
1/06                    17,568                17,245                 18,258
4/06                    19,156                18,534                 19,540
7/06                    17,995                17,878                 18,455
10/06                   19,175                18,833                 19,797
1/07                    20,824                20,092                 21,507
4/07                    22,282                21,841                 22,947
7/07                    22,937                22,189                 23,600
10/07                   25,609                24,285                 26,719
1/08                    21,358                21,145                 22,754
4/08                    22,576                22,484                 23,883
7/08                    20,575                20,712                 21,373
10/08                   12,627                13,447                 13,434
1/09                    11,483                12,254                 12,165
4/09                    12,161                12,780                 13,734
7/09                    14,869                15,530                 16,929
10/09                   15,823                16,685                 17,999




(1) The Morgan Stanley Capital International (MSCI) EAFE Growth Index, an unmanaged index, is compiled from a composite of securities markets in Europe, Australia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including Free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Multi-Cap Growth Funds Index includes the 10 largest international multi-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2009(a)  OCT. 31, 2009  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,301.20        $ 7.61         1.32%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.45        $ 6.68         1.32%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,297.70        $12.04         2.09%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.59        $10.56         2.09%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,298.40        $12.10(e)      2.10%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.54        $10.61(e)      2.10%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,307.50        $ 5.09(e)       .88%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.66        $ 4.46(e)       .88%
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,043.40        $ 4.26(e)      1.73%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.39        $ 8.74(e)      1.73%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,303.10        $ 6.81(e)      1.18%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.15        $ 5.97(e)      1.18%

-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2009(a)  OCT. 31, 2009  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class R5
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,046.60        $ 2.39(e)       .97%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.21        $ 4.91(e)       .97%
-------------------------------------------------------------------------------------------


(a) The beginning account values for Classes R2 and R5 are as of Aug. 3, 2009 (when shares of these classes became publicly available) for actual expense calculations, and as of May 1, 2009 for hypothetical expense calculations.
(b) Expenses for Classes A, B, C, I and R4 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses for Classes R2 and R5 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 88/365 (to reflect the period from Aug. 3, 2009 to Oct. 31, 2009). Hypothetical expenses for Classes R2 and R5 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Oct. 31, 2009: +30.12% for Class A, +29.77% for Class B, +29.84% for Class C, +30.75% for Class I and +30.31% for Class R4.
(d) Based on the actual return for the period from Aug. 3, 2009 (when shares became publicly available) to Oct. 31, 2009: +4.34% for Class R2 and +4.66% for Class R5.
(e) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 2.21% for Class C, 0.99% for Class I, 1.79% for Class R2, 1.29% for Class R4 and 1.04% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2009. Had this change been in place for the entire six month period ended Oct. 31, 2009, the actual expenses paid would have been $12.16 for Class C, $5.03 for Class I, $4.24 for Class R2, $6.76 for Class R4 and $2.37 for Class R5; the hypothetical expenses paid would have been $10.66 for Class C, $4.41 for Class I, $8.69 for Class R2, $5.92 for Class R4 and $4.86 for Class R5.


--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

RiverSource Partners International Select Growth Fund
OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.1%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (5.0%)
Australian Stock Exchange                                28,000              $843,686
BHP Billiton                                            198,496             6,506,767
Billabong Intl                                           84,800(d)            784,237
BlueScope Steel                                         231,012               611,913
Cochlear                                                 11,000(d)            630,027
CSL                                                      70,423             1,976,329
Harvey Norman Holdings                                  253,239               896,709
MacArthur Coal                                           75,774               567,310
Perpetual                                                29,000(d)            965,898
Rio Tinto                                                35,389             1,960,664
Seek                                                     30,000               161,181
Sino Gold Mining                                        287,700(b,d)        1,688,071
United Group                                             48,200               579,423
Westpac Banking                                          60,807             1,420,511
Woolworths                                               31,139               796,634
                                                                      ---------------
Total                                                                      20,389,360
-------------------------------------------------------------------------------------

BELGIUM (0.8%)
Anheuser-Busch InBev                                     56,040             2,630,821
Eurofins Scientific                                      10,300(d)            468,254
                                                                      ---------------
Total                                                                       3,099,075
-------------------------------------------------------------------------------------

BERMUDA (0.2%)
Hongkong Land Holdings                                  164,445(d)            776,281
-------------------------------------------------------------------------------------

BRAZIL (1.3%)
Localiza Rent A Car                                     225,000             2,357,995
Natura Cosmeticos                                        81,000             1,456,666
Suzano Papel e Celulose                                 178,300             1,550,567
                                                                      ---------------
Total                                                                       5,365,228
-------------------------------------------------------------------------------------

CAMBODIA (0.1%)
NagaCorp                                              2,966,197               370,712
-------------------------------------------------------------------------------------

CANADA (6.6%)
Alimentation Couche-Tard                                 38,400               673,392
Barrick Gold                                             56,300             2,025,531
Baytex Energy Trust Unit                                 12,300               300,997
Canadian Natural Resources                               41,100             2,665,105
Canadian Utilities Cl A                                  14,100               501,683
CCL Inds Cl B                                            45,300               939,549
Enbridge                                                 43,087             1,674,699
EnCana                                                   52,900             2,931,019
Gildan Activewear                                        38,300(b)            674,114
Horizon North Logistics                                 110,500(b)            147,959
Husky Energy                                             24,900               655,324
Inmet Mining                                             14,100               746,601
Ivanhoe Mines                                            66,200(b,d)          712,882
Natl Bank of Canada                                      16,600               864,414
Nexen                                                    68,400             1,470,452
Pan Orient Energy                                        38,200(b)            175,320
Research In Motion                                       30,700(b)          1,809,284
Ritchie Bros Auctioneers                                 18,000(d)            394,560
Royal Bank of Canada                                     22,700             1,148,730
ShawCor Cl A                                             67,600             1,757,887
Sino-Forest Cl A                                         80,200(b)          1,127,940
Suncor Energy                                            32,500             1,078,031
Talisman Energy                                          51,800               883,025
Teck Resources Cl B                                      36,200(b)          1,049,997
Tesco                                                    16,500(b)            143,220
Uranium One                                             138,000(b)            391,227
                                                                      ---------------
Total                                                                      26,942,942
-------------------------------------------------------------------------------------

CHILE (0.3%)
SQM ADR                                                  35,278(d)          1,296,467
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

CHINA (1.4%)
China Shipping Development Series H                     328,000              $460,398
China Yurun Food Group                                  490,000             1,007,110
Jiangsu Expressway Series H                           1,303,000(d)          1,158,750
Mindray Medical Intl ADR                                 29,500(d)            906,535
New Oriental Education & Technology Group ADR            14,900(b,d)        1,040,616
Shandong Weigao Group Medical Polymer                   203,800               720,341
VisionChina Media ADR                                    40,300(b)            336,908
                                                                      ---------------
Total                                                                       5,630,658
-------------------------------------------------------------------------------------

CZECH REPUBLIC (0.2%)
Komercni Banka                                            4,800               942,649
-------------------------------------------------------------------------------------

DENMARK (1.1%)
Carlsberg Series B                                       11,280(d)            790,955
Novo Nordisk Series B                                    42,137             2,618,201
Novozymes Series B                                       11,969(d)          1,094,993
                                                                      ---------------
Total                                                                       4,504,149
-------------------------------------------------------------------------------------

FINLAND (1.0%)
KONE Series B                                            25,591               955,366
Poyry                                                    68,889(d)          1,019,150
Ramirent                                                 88,600(b,d)          881,187
Stockmann Series B                                       54,661(d)          1,400,125
                                                                      ---------------
Total                                                                       4,255,828
-------------------------------------------------------------------------------------

FRANCE (4.6%)
ALSTOM                                                   22,672(d)          1,570,739
Atos Origin                                              14,138(b)            661,826
BNP Paribas                                              11,605               874,164
Carbone Lorraine                                         22,356               765,911
CNP Assurances                                            6,285               607,273
Eutelsat Communications                                  51,115(d)          1,624,508
Hi-Media                                                 40,000(b,d)          285,114
Neopost                                                  13,501             1,181,405
Norbert Dentressangle                                     7,000               482,965
Pierre & Vacances                                        11,200               922,931
Rubis                                                     7,200(d)            660,949
Saft Groupe                                              19,445(d)          1,009,501
Sanofi-Aventis                                           12,137(d)            889,577
Technip                                                  14,817               929,496
Total                                                    56,344             3,371,298
Unibail-Rodamco                                           4,960(d)          1,098,258
VINCI                                                    20,542             1,071,937
Zodiac                                                   22,000(d)            741,997
                                                                      ---------------
Total                                                                      18,749,849
-------------------------------------------------------------------------------------

GERMANY (4.7%)
Aixtron                                                  27,789(d)            830,383
BASF                                                     26,013(d)          1,399,963
Bayer                                                    14,055(d)            971,326
BMW                                                      29,992             1,464,146
CTS Eventim                                              28,300             1,438,277
Deutsche Bank                                            25,163             1,803,780
Deutsche Beteiligungs                                    15,400(d)            352,125
E.ON                                                     17,850               681,932
ElringKlinger                                            30,500(d)            599,309
Hannover Rueckversicherung                               16,563(b,d)          751,005
Hochtief                                                 10,755               804,325
Infineon Technologies                                   183,384(b,d)          828,378
ProSiebenSat.1 Media                                     59,941               615,119
Rational                                                  5,400               771,238
Rhon-Klinikum                                            35,500(d)            857,672
RWE                                                      10,555(d)            922,613
SAP                                                      25,788(d)          1,167,383
Takkt                                                    31,181               344,026
Tognum                                                   32,800(d)            504,124
Vossloh                                                   9,800(d)            965,571
Wincor Nixdorf                                           14,200               830,383
Wirecard                                                 29,800               381,491
ZhongDe Waste Technology                                    100(d)              1,692
                                                                      ---------------
Total                                                                      19,286,261
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

GREECE (0.4%)
Intralot-Integrated Lottery Systems &
 Services                                               140,000              $891,256
Public Power                                             32,266(b)            658,066
                                                                      ---------------
Total                                                                       1,549,322
-------------------------------------------------------------------------------------

HONG KONG (3.3%)
China Green Holdings                                  1,141,000             1,000,978
FU JI Food & Catering Services Holdings                 677,000(b,d)            6,988
Hang Seng Bank                                           57,700(d)            815,145
Hengan Intl Group                                       151,000               972,028
Hong Kong Exchanges and Clearing                        213,700             3,761,726
Hongkong Electric Holdings                              150,000               802,191
Lifestyle Intl Holdings                                 994,200             1,597,716
Noble Group                                             726,000(d)          1,327,087
Pacific Basin Shipping                                  912,000               670,230
REXCAPITAL Financial Holdings                        10,750,000               945,701
Wasion Group Holdings                                   511,000               424,950
Wharf Holdings                                          200,000             1,080,638
                                                                      ---------------
Total                                                                      13,405,378
-------------------------------------------------------------------------------------

INDIA (1.7%)
Asian Paints                                             43,846             1,525,946
Educomp Solutions                                        59,500             1,001,803
Housing Development Finance                              17,690               989,765
Jain Irrigation Systems                                  79,400             1,282,229
Mundra Port and Special Economic Zone                    66,500               700,429
Patel Engineering                                        53,000               504,430
Shriram Transport Finance                                88,500               732,433
                                                                      ---------------
Total                                                                       6,737,035
-------------------------------------------------------------------------------------

INDONESIA (0.3%)
Perusahaan Gas Negara                                 3,000,000             1,113,919
-------------------------------------------------------------------------------------

IRELAND (0.7%)
Experian                                                147,311             1,346,043
Paddy Power                                              16,600               525,559
United Drug                                             336,000             1,107,142
                                                                      ---------------
Total                                                                       2,978,744
-------------------------------------------------------------------------------------

ISRAEL (0.3%)
Israel Chemicals                                        120,000             1,403,055
-------------------------------------------------------------------------------------

ITALY (1.2%)
Autostrade                                               52,900(d)          1,250,773
Compagnie Industriali Riunite                           404,100(b,d)          909,170
Credito Emiliano                                        109,100(b,d)          711,521
Enel                                                    162,498               966,815
Italcementi                                              88,660               669,077
Terna -- Rete Elettrica Nationale                       115,300               457,093
                                                                      ---------------
Total                                                                       4,964,449
-------------------------------------------------------------------------------------

JAPAN (18.0%)
AEON Delight                                             61,900               949,102
AEON Mall                                                41,700               873,843
Ain Pharmaciez                                           25,900               767,889
Aisin Seiki                                              27,700               704,328
Alps Electric                                           136,100               849,535
AS ONE                                                    9,700(d)            179,016
Asahi Glass                                              89,000               749,851
Asics                                                    87,100(d)            776,443
Astellas Pharma                                          21,700               799,122
Benesse Holdings                                         17,172               757,209
Chiba Bank                                              157,000               968,257
Chugai Pharmaceutical                                    37,300(d)            729,753
Chuo Mitsui Trust Holdings                              135,000               493,037
COMSYS Holdings                                          56,900(d)            562,388
Daicel Chemical Inds                                     96,000               579,750
Daiseki                                                  31,500               619,045
Daiwa Securities Group                                  159,000               836,915
DENSO                                                    54,100(d)          1,478,271
Disco                                                    10,200               562,696
East Japan Railway                                       28,000             1,793,186
Fujitsu                                                 173,000(d)          1,018,819
Fukuoka REIT                                                125               716,308
Glory                                                    40,600(d)            893,414
Hamamatsu Photonics                                      23,000(d)            573,018


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
JAPAN (CONT.)
Honda Motor                                              64,900            $2,004,658
Ibiden                                                   51,800             1,854,673
Icom                                                      9,200(d)            222,179
Idemitsu Kosan                                            7,100               520,694
ITOCHU                                                  171,000             1,080,915
JFE Holdings                                             35,200             1,146,697
Jupiter Telecommunications                                1,310             1,197,455
Kakaku.com                                                  100               365,689
Kamigumi                                                133,500             1,002,854
Kansai Paint                                            264,000(d)          2,234,027
Kintetsu World Express                                   29,800(d)            692,689
Kirin Holdings                                           66,000             1,077,384
Kobe Steel                                              416,000               756,037
K's Holdings                                             23,600(d)            764,860
Makita                                                   24,000               795,405
Marubeni                                                199,000               984,623
Mitsubishi                                               47,600             1,009,193
Mitsubishi Chemical Holdings                            183,000               679,591
Mitsubishi Materials                                    217,000(d)            572,237
Mitsui & Co                                              76,200             1,000,786
MIURA                                                    22,500(d)            628,372
Murata Mfg                                               15,600(d)            761,192
Nakanishi                                                 8,000               687,470
Nippon Accommodations Fund                                  130(d)            718,340
Nippon Electric Glass                                    73,000               786,097
Nippon Oil                                              128,000               630,788
Nippon Residential Investment                               490             1,294,122
Nissan Motor                                            221,500(d)          1,602,895
Nitori                                                    9,050               736,036
NTT DoCoMo                                                  614               890,512
Olympus                                                  20,400(d)            636,785
ORIX JREIT                                                  189               865,720
Osaka Securities Exchange                                   171               820,647
POINT                                                    20,900             1,235,502
Rohto Pharmaceutical                                     81,000             1,035,843
Santen Pharmaceutical                                    22,400               768,601
Seven Bank                                                  440(d)          1,074,949
Shinko Electric Inds                                     54,000(d)            804,310
SoftBank                                                 92,200(d)          2,172,708
Sony                                                     80,500(d)          2,377,202
Stanley Electric                                         40,100               785,222
Sumitomo Electric Inds                                   81,200               985,398
Suruga Bank                                              67,000(d)            605,363
Suzuki Motor                                             39,700               960,640
Tamron                                                   35,000(d)            381,338
TDK                                                      15,200               873,985
Tokai Rika                                               37,300(d)            770,348
Torishima Pump Mfg                                       22,000(d)            381,758
Toshiba                                                 414,000             2,366,285
Toyo Suisan Kaisha                                       27,000               706,546
Toyo Tanso                                                4,550(d)            224,915
Tsumura & Co                                             14,500               498,994
UBE Inds                                                299,000(d)            770,563
Unicharm PetCare                                         16,200(d)            572,522
Ushio                                                    38,400               603,704
Wacom                                                       300               667,738
Yamato Holdings                                          66,000               973,682
ZENRIN                                                   30,600               448,085
                                                                      ---------------
Total                                                                      73,299,018
-------------------------------------------------------------------------------------

LUXEMBOURG (0.3%)
ArcelorMittal                                            20,545(d)            695,224
SES FDR                                                  30,200               654,300
                                                                      ---------------
Total                                                                       1,349,524
-------------------------------------------------------------------------------------

MEXICO (0.6%)
Grupo Aeroportuario del Sureste ADR                      29,049(d)          1,182,004
Urbi Desarrollos Urbanos                                725,000(b)          1,390,327
                                                                      ---------------
Total                                                                       2,572,331
-------------------------------------------------------------------------------------

NETHERLANDS (4.1%)
Aalberts Inds                                            71,421               894,739
Arcadis                                                  43,800               875,483
ASML Holding                                             44,880             1,210,175
Core Laboratories                                         2,641               275,456
Fugro                                                    30,210             1,682,482
Imtech                                                   75,486(d)          1,918,612
Koninklijke Ahold                                       147,825(d)          1,861,841
Koninklijke Vopak                                        33,590(b,d)        2,265,996
Qiagen                                                   28,200(b)            585,562
Smit Intl                                                10,152               797,916


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
NETHERLANDS (CONT.)
Ten Cate                                                 53,850            $1,260,541
Unilever                                                 57,112             1,759,615
Unit 4 Agresso                                           54,350(b)          1,291,389
                                                                      ---------------
Total                                                                      16,679,807
-------------------------------------------------------------------------------------

NORWAY (1.4%)
DNB NOR                                                  87,000(b,d)          997,137
Pan Fish                                              1,166,000(b,d)          846,387
Statoil                                                  58,500             1,379,204
Tandberg                                                 44,900             1,201,838
Telenor                                                 114,800(b)          1,480,975
                                                                      ---------------
Total                                                                       5,905,541
-------------------------------------------------------------------------------------

PORTUGAL (0.7%)
Energias de Portugal                                    320,090(d)          1,415,472
Portugal Telecom                                         97,807             1,117,870
Redes Energeticas Nacionais                              76,200               334,107
                                                                      ---------------
Total                                                                       2,867,449
-------------------------------------------------------------------------------------

SINGAPORE (3.5%)
Ascendas Real Estate Investment Trust                   840,000             1,092,055
CDL Hospitality Trusts                                1,200,000             1,343,532
DBS Group Holdings                                      108,000               989,230
Golden Agri-Resources                                 2,582,000(b)            777,227
Mapletree Logistics Trust                             2,958,000             1,574,879
Neptune Orient Lines                                    374,000               416,337
Olam Intl                                             1,429,500(d)          2,744,650
Oversea-Chinese Banking                                 272,000             1,466,090
Singapore Exchange                                      282,100             1,598,951
SingTel                                                 698,000             1,447,776
Wilmar Intl                                             166,000               732,044
                                                                      ---------------
Total                                                                      14,182,771
-------------------------------------------------------------------------------------

SOUTH AFRICA (1.1%)
Mr Price Group                                          190,900               874,163
Naspers Series N                                         80,600             2,912,015
Randgold Resources ADR                                    8,800               587,048
                                                                      ---------------
Total                                                                       4,373,226
-------------------------------------------------------------------------------------

SOUTH KOREA (1.5%)
MegaStudy                                                 7,550             1,570,844
Mirae Asset Securities                                   15,600               815,809
NHN                                                       9,700(b)          1,431,319
Taewoong                                                 13,200               900,519
Woongjin Coway                                           36,600             1,224,056
                                                                      ---------------
Total                                                                       5,942,547
-------------------------------------------------------------------------------------

SPAIN (1.9%)
Banco Santander                                          46,251               744,207
Grupo Empresarial ENCE                                   65,000(b)            261,275
Iberdrola                                               102,319               926,770
Indra Sistemas                                           22,834               536,930
Red Electrica de Espana                                  23,100             1,192,989
Telefonica                                              152,973             4,271,566
                                                                      ---------------
Total                                                                       7,933,737
-------------------------------------------------------------------------------------

SWEDEN (2.0%)
Atlas Copco Series A                                     86,978             1,166,772
East Capital Explorer                                    31,100(b,d)          283,832
Electrolux Series B                                      54,462(b)          1,305,936
Hexagon Series B                                        159,008(d)          2,079,955
Lundin Petroleum                                        107,361(b,d)          909,767
Nobia                                                   186,770(b,d)        1,159,783
Sweco Series B                                          158,100             1,244,259
                                                                      ---------------
Total                                                                       8,150,304
-------------------------------------------------------------------------------------

SWITZERLAND (10.0%)
ABB                                                     151,283(b,d)        2,814,070
Actelion                                                 17,375(b,d)          957,762
Aryzta                                                   13,000(b)            503,042
Baloise Holding                                           6,614(d)            566,303
Bank Sarasin & Co Series B                               11,800(b,d)          469,856
Burckhardt Compression Holding                            3,550               517,324
Credit Suisse Group                                      74,990             4,008,753
Geberit                                                   7,700(d)          1,273,793
Holcim                                                   21,970(d)          1,398,275
Julius Baer Group                                        24,972               940,071
Kuehne & Nagel Intl                                      19,332             1,751,551
Nestle                                                  144,963             6,741,008
Novartis                                                130,208             6,780,471
Roche Holding                                            36,707             5,879,101


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SWITZERLAND (CONT.)
Sika                                                        850            $1,152,352
UBS                                                      94,156(b,d)        1,570,027
Xstrata                                                 152,133(b)          2,191,037
Zurich Financial Services                                 5,141             1,177,251
                                                                      ---------------
Total                                                                      40,692,047
-------------------------------------------------------------------------------------

TAIWAN (1.2%)
Everlight Electronics                                   355,575               972,050
Formosa Intl Hotels                                      59,380               740,915
HTC                                                         600                 5,959
President Chain Store                                   318,888               721,533
Simplo Technology                                       205,500             1,055,269
Yuanta Financial Holding                              2,046,000             1,350,255
                                                                      ---------------
Total                                                                       4,845,981
-------------------------------------------------------------------------------------

UNITED KINGDOM (14.8%)
Anglo American                                           56,616(b)          2,048,337
Antofagasta                                              72,982               919,438
Autonomy                                                 32,693(b)            718,739
Babcock Intl Group                                       76,329               757,699
BAE Systems                                             291,913             1,500,891
Barclays                                                150,389(b)            788,122
BG Group                                                202,765             3,489,910
BHP Billiton                                             79,212             2,134,151
British American Tobacco                                114,219             3,639,343
Capita Group                                            133,000             1,660,957
Chemring Group                                           36,904             1,597,919
Cobham                                                  519,180             1,865,383
GAME Group                                              217,377               527,441
GlaxoSmithKline                                         271,467             5,567,972
Imperial Tobacco Group                                   81,862             2,412,183
Intertek Group                                          113,569             2,333,085
Invensys                                                178,038               822,866
J Sainsbury                                             182,772               986,256
Keller Group                                             46,100               539,341
Kingfisher                                              376,550             1,376,197
Marks & Spencer Group                                   161,686               905,491
N Brown Group                                           130,000               555,714
Natl Grid                                               199,501             1,976,036
Persimmon                                                74,519(b)            491,245
Reckitt Benckiser Group                                  46,773             2,323,213
Rio Tinto                                                75,282             3,327,877
Rotork                                                   28,000               520,959
RPS Group                                               175,840               602,867
SABMiller                                                81,914             2,146,887
Sage Group                                              205,397               717,149
Schroders                                                58,000             1,042,778
Serco Group                                             260,000             2,150,656
Smith & Nephew                                           51,693               456,913
Standard Chartered                                      126,287             3,097,770
Tesco                                                   240,204             1,601,449
Travis Perkins                                           41,325               509,745
Tullow Oil                                               29,300               567,542
Unilever                                                 25,688               767,374
Wm Morrison Supermarkets                                285,805             1,309,771
                                                                      ---------------
Total                                                                      60,757,666
-------------------------------------------------------------------------------------

UNITED STATES (1.8%)
Alexion Pharmaceuticals                                  25,200(b)          1,119,132
Atwood Oceanics                                          53,191(b,d)        1,887,749
BioMarin Pharmaceutical                                  30,000(b,d)          466,800
Bristow Group                                            12,500(b,d)          364,375
Central European Distribution                            40,400(b,d)        1,256,844
FMC Technologies                                         10,250(b,d)          539,150
Illumina                                                 12,725(b,d)          408,473
Oceaneering Intl                                         14,560(b)            744,016
World Fuel Services                                      10,500(d)            533,925
                                                                      ---------------
Total                                                                       7,320,464
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $356,634,231)                                                     $400,633,774
-------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


OTHER (--%)(C)
ISSUER                                                 SHARES                VALUE(a)
SINGAPORE
Golden Agri-Resources
 Warrants                                               166,755(b,e)          $13,686
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $--)                                                                   $13,686
-------------------------------------------------------------------------------------



EXCHANGE TRADED FUNDS (0.2%)
                                                       SHARES                VALUE(a)
UNITED STATES
iShares MSCI EAFE Index Fund                             13,000              $692,900
-------------------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(Cost: $699,131)                                                             $692,900
-------------------------------------------------------------------------------------



MONEY MARKET FUND (1.4%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%               5,573,306(f)         $5,573,306
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $5,573,306)                                                         $5,573,306
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (13.7%)
                                                       SHARES                VALUE(a)
JPMorgan Prime Money Market Fund                     55,753,752           $55,753,752
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $55,753,752)                                                       $55,753,752
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $418,660,420)(g)                                                  $462,667,418
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2009:


                                       PERCENTAGE OF
INDUSTRY                                 NET ASSETS           VALUE
-----------------------------------------------------------------------
Aerospace & Defense                          1.4%            $5,706,190
Air Freight & Logistics                      0.5              2,149,336
Auto Components                              1.1              4,337,478
Automobiles                                  1.5              6,032,339
Beverages                                    1.9              7,902,891
Biotechnology                                1.1              4,520,023
Building Products                            0.5              2,023,644
Capital Markets                              3.5             14,440,099
Chemicals                                    3.0             12,136,707
Commercial Banks                             4.4             18,001,296
Commercial Services & Supplies               1.4              5,621,888
Communications Equipment                     0.8              3,233,301
Computers & Peripherals                      1.5              5,944,453
Construction & Engineering                   2.0              8,100,198
Construction Materials                       0.5              2,067,352
Consumer Finance                             0.2                732,433
Containers & Packaging                       0.2                939,549
Diversified Consumer Services                1.1              4,370,472
Diversified Financial Services               1.7              7,025,010


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


                                       PERCENTAGE OF
INDUSTRY                                 NET ASSETS           VALUE
-----------------------------------------------------------------------
Diversified Telecommunication                                $8,318,187
  Services                                   2.0%
Electric Utilities                           1.7              7,101,328
Electrical Equipment                         2.1              8,478,362
Electronic Equipment, Instruments &                           7,616,459
  Components                                 1.9
Energy Equipment & Services                  2.0              8,323,831
Food & Staples Retailing                     2.8             11,463,415
Food Products                                3.8             15,427,539
Gas Utilities                                0.4              1,774,868
Health Care Equipment & Supplies             1.0              4,038,071
Health Care Providers & Services             0.5              2,143,830
Hotels, Restaurants & Leisure                1.1              4,404,062
Household Durables                           2.3              9,515,192
Household Products                           0.6              2,323,213
Industrial Conglomerates                     0.2                909,170
Insurance                                    0.8              3,101,832
Internet & Catalog Retail                    0.2                899,740
Internet Software & Services                 0.4              1,797,008
IT Services                                  0.4              1,580,247
Leisure Equipment & Products                 0.1                381,338
Life Sciences Tools & Services               0.4              1,462,289
Machinery                                    2.8             11,490,577
Marine                                       0.8              3,298,516
Media                                        2.3              9,511,782
Metals & Mining                              7.4             30,247,819
Multiline Retail                             1.2              4,800,041
Multi-Utilities                              0.9              3,734,439
Office Electronics                           0.3              1,181,405
Oil, Gas & Consumable Fuels                  5.8             23,628,326
Paper & Forest Products                      0.7              2,939,782
Personal Products                            0.6              2,428,694
Pharmaceuticals                              6.5             26,538,961
Professional Services                        1.6              6,520,416
Real Estate Investment Trusts                                 8,703,214
  (REITs)                                    2.1
Real Estate Management & Development         0.7              2,730,762
Road & Rail                                  1.0              4,151,181
Semiconductors & Semiconductor                                4,235,942
  Equipment                                  1.0
Software                                     1.0              3,894,660
Specialty Retail                             1.3              5,514,199
Textiles, Apparel & Luxury Goods             0.9              3,495,335
Thrifts & Mortgage Finance                   0.2                989,765
Tobacco                                      1.5              6,051,526
Trading Companies & Distributors             1.7              6,793,536
Transportation Infrastructure                2.0              8,358,722
Wireless Telecommunication Services          0.8              3,063,220
Exchange Traded Funds                        0.2                692,900


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                       PERCENTAGE OF
INDUSTRY                                 NET ASSETS           VALUE
-----------------------------------------------------------------------
Other(1)                                    15.0%           $61,327,058
-----------------------------------------------------------------------
Total                                                      $462,667,418
-----------------------------------------------------------------------



(1) Cash & Cash Equivalents.

INVESTMENTS IN DERIVATIVES


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2009



                          CURRENCY TO             CURRENCY TO        UNREALIZED    UNREALIZED
EXCHANGE DATE            BE DELIVERED             BE RECEIVED       APPRECIATION  DEPRECIATION
----------------------------------------------------------------------------------------------
Nov. 2, 2009                       374,489                 337,739        $812             $--
                         Australian Dollar             U.S. Dollar
----------------------------------------------------------------------------------------------
Nov. 2, 2009                       695,583               1,140,802          --            (712)
                             British Pound             U.S. Dollar
----------------------------------------------------------------------------------------------

Nov. 2, 2009                       514,223                 101,686          --              (9)
                              Danish Krone             U.S. Dollar
----------------------------------------------------------------------------------------------

Nov. 2, 2009                       709,108               1,043,109          --            (343)
                    European Monetary Unit             U.S. Dollar
----------------------------------------------------------------------------------------------

Nov. 2, 2009                    95,666,512               1,050,140          --         (12,703)
                              Japanese Yen             U.S. Dollar
----------------------------------------------------------------------------------------------

Nov. 2, 2009                       620,240                 108,240          --            (137)
                           Norwegian Krone             U.S. Dollar
----------------------------------------------------------------------------------------------

Nov. 2, 2009                       249,925                 178,499         140              --
                          Singapore Dollar             U.S. Dollar
----------------------------------------------------------------------------------------------

Nov. 2, 2009                       671,544                 654,802         213              --
                               Swiss Franc             U.S. Dollar
----------------------------------------------------------------------------------------------

Nov. 2, 2009                     1,129,588                 688,746         705              --
                               U.S. Dollar           British Pound
----------------------------------------------------------------------------------------------

Nov. 2, 2009                       106,960                  72,697          14              --
                               U.S. Dollar  European Monetary Unit
----------------------------------------------------------------------------------------------

Nov. 2, 2009                       135,627                  92,119          --             (74)
                               U.S. Dollar  European Monetary Unit
----------------------------------------------------------------------------------------------

Nov. 2, 2009                       361,140              32,898,407       4,357              --
                               U.S. Dollar            Japanese Yen
----------------------------------------------------------------------------------------------

Nov. 2, 2009                     1,159,125               8,173,717          --          (6,164)
                               U.S. Dollar           Swedish Krona
----------------------------------------------------------------------------------------------

Nov. 2, 2009                         4,017                   4,124           3              --
                               U.S. Dollar             Swiss Franc
----------------------------------------------------------------------------------------------

Nov. 3, 2009                        13,184                  19,573         173              --
                    European Monetary Unit             U.S. Dollar

----------------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2009
(CONTINUED)



                          CURRENCY TO             CURRENCY TO        UNREALIZED    UNREALIZED
EXCHANGE DATE            BE DELIVERED             BE RECEIVED       APPRECIATION  DEPRECIATION
----------------------------------------------------------------------------------------------
Nov. 3, 2009                       274,907                 185,173         $--         $(2,426)
                               U.S. Dollar  European Monetary Unit
----------------------------------------------------------------------------------------------

Nov. 3, 2009                        12,103                  12,305          --            (109)
                               U.S. Dollar             Swiss Franc
----------------------------------------------------------------------------------------------

Nov. 4, 2009                        30,578                  50,463         282              --
                             British Pound             U.S. Dollar
----------------------------------------------------------------------------------------------

Nov. 4, 2009                       245,217                  48,616         120              --
                              Danish Krone             U.S. Dollar
----------------------------------------------------------------------------------------------

Nov. 4, 2009                        70,243                 103,650         288              --
                    European Monetary Unit             U.S. Dollar
----------------------------------------------------------------------------------------------

Nov. 4, 2009                    21,798,613                 238,708          --          (3,473)
                              Japanese Yen             U.S. Dollar
----------------------------------------------------------------------------------------------

Nov. 4, 2009                        66,483                  47,458          12              --
                          Singapore Dollar             U.S. Dollar
----------------------------------------------------------------------------------------------

Nov. 4, 2009                       428,940                  60,864         359              --
                             Swedish Krona             U.S. Dollar
----------------------------------------------------------------------------------------------

Nov. 4, 2009                        28,774                  31,464          --            (468)
                               U.S. Dollar       Australian Dollar
----------------------------------------------------------------------------------------------

Nov. 4, 2009                        59,126                  63,921          --             (98)
                               U.S. Dollar         Canadian Dollar
----------------------------------------------------------------------------------------------

Nov. 4, 2009                       225,010                 152,767          --            (214)
                               U.S. Dollar  European Monetary Unit
----------------------------------------------------------------------------------------------

Nov. 4, 2009                        79,926               7,298,032       1,154              --
                               U.S. Dollar            Japanese Yen
----------------------------------------------------------------------------------------------

Nov. 4, 2009                       751,451                 770,016          --            (875)
                               U.S. Dollar             Swiss Franc
----------------------------------------------------------------------------------------------

Nov. 5, 2009                        55,733                  50,600         457              --
                         Australian Dollar             U.S. Dollar
----------------------------------------------------------------------------------------------

Nov. 5, 2009                   121,017,565               1,328,637          --         (15,854)
                              Japanese Yen             U.S. Dollar
----------------------------------------------------------------------------------------------

Nov. 5, 2009                        71,756                  79,035          --            (648)
                               U.S. Dollar       Australian Dollar
----------------------------------------------------------------------------------------------

Nov. 5, 2009                       250,645              22,841,234       3,119              --
                               U.S. Dollar            Japanese Yen
----------------------------------------------------------------------------------------------
Total                                                                  $12,208        $(44,307)
----------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.


--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Oct. 31, 2009 was $13,686, representing less than 0.01% of net assets. Information concerning such security holdings at Oct. 31, 2009 is as follows:

                                              ACQUISITION
     SECURITY                                    DATES              COST
     -------------------------------------------------------------------
     Golden Agri-Resources Warrants     07-08-09 thru 08-19-09       $--


(f) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(g) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $428,409,280 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $52,211,402
     Unrealized depreciation                         (17,953,264)
     -----------------------------------------------------------
     Net unrealized appreciation                     $34,258,138
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 - Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 - Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Health Care Equipment
     & Supplies                         $--        $4,038,071(b)       $--         $4,038,071
    Hotels, Restaurants &
     Leisure                             --         4,397,074(b)     6,988          4,404,062
    Media                                --         9,511,782(b)        --          9,511,782
    All Other
     Industries(a)               38,644,997       344,034,862(b)        --        382,679,859
  Other                                                13,686(b)                       13,686
---------------------------------------------------------------------------------------------
Total Equity Securities          38,644,997       361,995,475        6,988        400,647,460
---------------------------------------------------------------------------------------------
Other
  Exchange Traded Funds             692,900                --           --            692,900
  Affiliated Money Market
    Fund(c)                       5,573,306                --           --          5,573,306
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                         55,753,752                --           --         55,753,752
---------------------------------------------------------------------------------------------
Total Other                      62,019,958                --           --         62,019,958
---------------------------------------------------------------------------------------------
Investments in Securities       100,664,955       361,995,475        6,988        462,667,418
Other Financial
  Instruments(d)                         --           (32,099)          --            (32,099)
---------------------------------------------------------------------------------------------
Total                          $100,664,955      $361,963,376       $6,988       $462,635,319
---------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.
(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                   COMMON STOCKS
----------------------------------------------------------------
Balance as of Oct. 31, 2008                                $--
Accrued discounts/premiums                                  --
Realized gain (loss)                                  (117,047)
Change in unrealized appreciation
  (depreciation)*                                     (216,783)
Net purchases (sales)                                  (47,066)
Transfers in and/or out of Level 3                     387,884
----------------------------------------------------------------
Balance as of Oct. 31, 2009                             $6,988
----------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Oct. 31, 2009 was $(1,570,178).



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.



--------------------------------------------------------------------------------
30  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $357,333,362)             $ 401,340,360
  Affiliated money market fund (identified cost $5,573,306)            5,573,306
  Investments of cash collateral received for securities on loan
    (identified cost $55,753,752)                                     55,753,752
--------------------------------------------------------------------------------
Total investments in securities (identified cost $418,660,420)       462,667,418
Foreign currency holdings (identified cost $97,568)                       97,094
Capital shares receivable                                                200,230
Dividends and accrued interest receivable                                567,928
Receivable for investment securities sold                              7,391,094
Reclaims receivable                                                      389,704
Unrealized appreciation on forward foreign currency contracts             12,208
Other receivable                                                          27,119
--------------------------------------------------------------------------------
Total assets                                                         471,352,795
--------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                                           384,455
Capital shares payable                                                   388,391
Payable for investment securities purchased                            6,231,065
Payable upon return of securities loaned                              55,753,752
Unrealized depreciation on forward foreign currency contracts             44,307
Accrued investment management services fees                               11,332
Accrued distribution fees                                                  2,234
Accrued transfer agency fees                                              32,881
Accrued administrative services fees                                         916
Accrued plan administration services fees                                      4
Other accrued expenses                                                   221,056
--------------------------------------------------------------------------------
Total liabilities                                                     63,070,393
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 408,282,402

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  31

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- OCT. 31, 2009


REPRESENTED BY
Capital stock -- $.01 par value                                    $     702,772
Additional paid-in capital                                           555,067,757
Undistributed net investment income                                    1,742,242
Accumulated net realized gain (loss)                                (193,237,657)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          44,007,288
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 408,282,402
--------------------------------------------------------------------------------
*Including securities on loan, at value                            $  51,617,356
--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $181,148,068           31,216,716                       $5.80(1)
Class B                     $ 24,733,743            4,433,114                       $5.58
Class C                     $  9,527,501            1,710,456                       $5.57
Class I                     $191,323,369           32,651,792                       $5.86
Class R2                    $    122,389               21,139                       $5.79
Class R4                    $    489,252               84,049                       $5.82
Class R5                    $    938,080              159,892                       $5.87
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $6.15. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  10,028,236
Interest                                                                     101
Income distributions from affiliated money market fund                    27,866
Income from securities lending -- net                                    473,104
  Less foreign taxes withheld                                         (1,005,571)
--------------------------------------------------------------------------------
Total income                                                           9,523,736
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    3,240,723
Distribution fees
  Class A                                                                414,628
  Class B                                                                250,377
  Class C                                                                 42,614
  Class R2                                                                   110
Transfer agency fees
  Class A                                                                658,616
  Class B                                                                105,976
  Class C                                                                 17,431
  Class R2                                                                    11
  Class R4                                                                   260
  Class R5                                                                    99
Administrative services fees                                             282,773
Plan administration services fees
  Class R2                                                                    55
  Class R4                                                                 1,301
Compensation of board members                                             10,808
Custodian fees                                                           338,860
Printing and postage                                                      81,820
Registration fees                                                         57,000
Professional fees                                                         76,235
Other                                                                    145,458
--------------------------------------------------------------------------------
Total expenses                                                         5,725,155
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (1,370,631)
  Earnings and bank fee credits on cash balances                             (43)
--------------------------------------------------------------------------------
Total net expenses                                                     4,354,481
--------------------------------------------------------------------------------
Investment income (loss) -- net                                        5,169,255

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  33

STATEMENT OF OPERATIONS (continued) --------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(118,260,389)
  Foreign currency transactions                                          100,116
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (118,160,273)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         192,762,669
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                 74,602,396
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $  79,771,651
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                         2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   5,169,255  $   6,517,911
Net realized gain (loss) on investments                             (118,160,273)   (58,450,562)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 192,762,669   (346,344,916)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       79,771,651   (398,277,567)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (1,556,155)    (5,169,467)
    Class B                                                                   --       (406,035)
    Class C                                                                   --        (43,456)
    Class I                                                           (2,946,386)    (4,396,109)
    Class R2                                                                 (22)           N/A
    Class R4                                                              (9,047)       (22,011)
    Class R5                                                                 (22)           N/A
  Net realized gain
    Class A                                                                   --    (32,719,368)
    Class B                                                                   --     (6,138,218)
    Class C                                                                   --       (535,258)
    Class I                                                                   --    (21,398,178)
    Class R4                                                                  --       (113,730)
-----------------------------------------------------------------------------------------------
Total distributions                                                   (4,511,632)   (70,941,830)

-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  35

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------


YEAR ENDED OCT. 31,                                                         2009           2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  16,553,343  $  71,616,060
  Class B shares                                                       1,801,107     13,383,385
  Class C shares                                                         749,642      1,658,037
  Class I shares                                                      26,165,754     66,690,223
  Class R2 shares                                                         77,735            N/A
  Class R4 shares                                                         97,142        335,202
  Class R5 shares                                                          3,292            N/A
Fund merger (Note 10)
  Class A shares                                                      12,962,494            N/A
  Class B shares                                                       1,646,139            N/A
  Class C shares                                                       6,269,901            N/A
  Class R2 shares                                                         77,870            N/A
  Class R5 shares                                                        886,191            N/A
Reinvestment of distributions at net asset value
  Class A shares                                                       1,519,983     36,915,197
  Class B shares                                                              --      6,452,602
  Class C shares                                                              --        567,790
  Class I shares                                                       2,946,249     25,792,822
  Class R4 shares                                                          8,968        133,795
Conversions from Class B to Class A
  Class A shares                                                       3,561,725      5,600,126
  Class B shares                                                      (3,561,725)    (5,600,126)
Payments for redemptions
  Class A shares                                                     (76,770,212)   (95,302,249)
  Class B shares                                                      (9,762,312)   (18,445,359)
  Class C shares                                                      (1,649,611)    (1,633,319)
  Class I shares                                                     (29,154,600)   (27,595,721)
  Class R2 shares                                                        (37,569)           N/A
  Class R4 shares                                                       (272,190)      (603,685)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (45,880,684)    79,964,780
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               29,379,335   (389,254,617)
Net assets at beginning of year                                      378,903,067    768,157,684
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 408,282,402  $ 378,903,067
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                $   1,742,242  $     393,561
-----------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.67       $10.54       $9.42       $8.05       $6.85
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .06          .07         .04         .02         .02
Net gains (losses) (both realized and
 unrealized)                                         1.12        (5.00)       2.70        2.04        1.33
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.18        (4.93)       2.74        2.06        1.35
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)        (.13)       (.17)       (.06)       (.01)
Distributions from realized gains                      --         (.81)      (1.45)       (.63)       (.14)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.05)        (.94)      (1.62)       (.69)       (.15)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.80        $4.67      $10.54       $9.42       $8.05
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       25.32%      (50.70%)(a)  33.56%      27.21%      19.89%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.85%        1.56%       1.61%       1.61%       1.79%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.37%        1.49%       1.61%       1.61%       1.74%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.33%         .91%        .45%        .23%        .37%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $181         $190        $418        $294        $216
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               90%          85%        104%        124%         67%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.49       $10.15       $9.12       $7.82       $6.69
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03          .01        (.03)       (.05)       (.02)
Net gains (losses) (both realized and
 unrealized)                                         1.06        (4.80)       2.61        1.99        1.29
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.09        (4.79)       2.58        1.94        1.27
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.06)       (.10)       (.01)         --
Distributions from realized gains                      --         (.81)      (1.45)       (.63)       (.14)
----------------------------------------------------------------------------------------------------------
Total distributions                                    --         (.87)      (1.55)       (.64)       (.14)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.58        $4.49      $10.15       $9.12       $7.82
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       24.28%      (51.01%)(a)  32.54%      26.19%      19.13%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.62%        2.32%       2.37%       2.37%       2.56%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.14%        2.25%       2.37%       2.37%       2.51%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .60%         .15%       (.30%)      (.53%)      (.39%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $25          $30         $75         $67         $58
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               90%          85%        104%        124%         67%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.48       $10.14       $9.12       $7.81       $6.69
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .01          .01        (.03)       (.04)       (.02)
Net gains (losses) (both realized and
 unrealized)                                         1.08        (4.79)       2.61        1.99        1.28
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.09        (4.78)       2.58        1.95        1.26
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.07)       (.11)       (.01)         --
Distributions from realized gains                      --         (.81)      (1.45)       (.63)       (.14)
----------------------------------------------------------------------------------------------------------
Total distributions                                    --         (.88)      (1.56)       (.64)       (.14)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.57        $4.48      $10.14       $9.12       $7.81
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       24.33%      (50.99%)(a)  32.56%      26.34%      18.98%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.60%        2.32%       2.36%       2.37%       2.55%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.12%        2.25%       2.36%       2.37%       2.51%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .17%         .18%       (.31%)      (.53%)      (.41%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $10           $3          $7          $4          $3
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               90%          85%        104%        124%         67%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.74       $10.68       $9.53       $8.13       $6.90
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .09          .11         .09         .06         .03
Net gains (losses) (both realized and
 unrealized)                                         1.12        (5.07)       2.72        2.07        1.36
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.21        (4.96)       2.81        2.13        1.39
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.09)        (.17)       (.21)       (.10)       (.02)
Distributions from realized gains                      --         (.81)      (1.45)       (.63)       (.14)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.09)        (.98)      (1.66)       (.73)       (.16)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.86        $4.74      $10.68       $9.53       $8.13
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       25.85%      (50.46%)(a)  34.10%      27.86%      20.42%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.20%        1.10%       1.17%       1.14%       1.28%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                             .92%        1.10%       1.17%       1.14%       1.28%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.77%        1.36%        .96%        .67%        .95%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $191         $155        $267        $128         $83
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               90%          85%        104%        124%         67%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
40  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R2                                           YEAR ENDED OCT. 31,
PER SHARE DATA                                           2009(d)
Net asset value, beginning of period                      $5.60
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (.01)
Net gains (losses) (both realized and
 unrealized)                                                .25
----------------------------------------------------------------------
Total from investment operations                            .24
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.05)
----------------------------------------------------------------------
Net asset value, end of period                            $5.79
----------------------------------------------------------------------
TOTAL RETURN                                              4.34%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense waiver/
 reimbursement                                            2.01%(e)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                                  1.73%(e)
----------------------------------------------------------------------
Net investment income (loss)                              (.73%)(e)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $--
----------------------------------------------------------------------
Portfolio turnover rate                                     90%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.71       $10.61       $9.48       $8.09       $6.88
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .08          .10         .05         .04         .02
Net gains (losses) (both realized and
 unrealized)                                         1.11        (5.03)       2.72        2.06        1.34
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.19        (4.93)       2.77        2.10        1.36
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.08)        (.16)       (.19)       (.08)       (.01)
Distributions from realized gains                      --         (.81)      (1.45)       (.63)       (.14)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.08)        (.97)      (1.64)       (.71)       (.15)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.82        $4.71      $10.61       $9.48       $8.09
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       25.58%      (50.47%)(a)  33.70%      27.59%      20.07%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.50%        1.39%       1.46%       1.43%       1.61%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.17%        1.14%       1.46%       1.43%       1.57%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.56%        1.27%        .58%        .42%        .58%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--           $1          $1          $1          $1
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               90%          85%        104%        124%         67%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
42  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R5                                           YEAR ENDED OCT. 31,
PER SHARE DATA                                           2009(d)
Net asset value, beginning of period                      $5.66
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .00(f)
Net gains (losses) (both realized and
 unrealized)                                                .26
----------------------------------------------------------------------
Total from investment operations                            .26
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.05)
----------------------------------------------------------------------
Net asset value, end of period                            $5.87
----------------------------------------------------------------------
TOTAL RETURN                                              4.66%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense waiver/
 reimbursement                                            1.23%(e)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                                   .97%(e)
----------------------------------------------------------------------
Net investment income (loss)                               .11%(e)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $1
----------------------------------------------------------------------
Portfolio turnover rate                                     90%
----------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) During the year ended Oct. 31, 2008, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(d) For the period from Aug. 3, 2009 (when shares became publicly available) to Oct. 31, 2009.
(e) Annualized.
(f) Rounds to zero.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Partners International Select Growth Fund (the Fund) is a series of RiverSource International Managers Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource International Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in equity securities of foreign issuers that are believed to offer strong growth potential.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Class R2 and Class R5 became available effective Aug. 3, 2009.

At Oct. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares. At Oct. 31, 2009, the Investment Manager and affiliated funds of funds in the RiverSource Family of Funds owned approximately 46% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
44  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted of multiple denominations, primarily Swedish kronas.

ILLIQUID SECURITIES
At Oct. 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2009 was $13,686 representing less than 0.01% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15%

--------------------------------------------------------------------------------
46  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On Aug. 12, 2009, an additional dividend was paid by Seligman International Growth Fund before the merger (see
Note 10) to ensure that the current shareholders of RiverSource Partners International Select Growth Fund would not experience a dilution in their shares of the Fund's income or capital gains.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
48  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Foreign exchange     Unrealized                       Unrealized
  contracts          appreciation on                  depreciation on
                     forward foreign                  forward foreign
                     currency contracts     $12,208   currency contracts     $44,307
-------------------------------------------------------------------------------------------
Total                                       $12,208                          $44,307
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCT. 31, 2009


   AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                         $426,108
------------------------------------------------------------------------------
Total                                              $426,108
------------------------------------------------------------------------------




     CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                          RECOGNIZED IN INCOME
------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                         $(75,592)
------------------------------------------------------------------------------
Total                                              $(75,592)
------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was $11.2 million at Oct. 31, 2009. The monthly average gross notional amount for these contracts was $4.1 million for the year ended Oct. 31, 2009. The fair value of such contracts on Oct. 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.00% to 0.875% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Multi-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $267,871 for the year ended Oct. 31, 2009. The management fee for the year ended Oct. 31, 2009 was 0.92% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENTS
The Investment Manager has Subadvisory Agreements with Columbia Wanger Asset Management, L.P. and Principal Global Investors, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination, subject to the oversight of the Fund's Board, that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.

On September 29, 2009, Bank of America Corporation ("BAC") entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC, including Columbia WAM, to Ameriprise Financial, Inc., the parent company of RiverSource Investments (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

The Transaction is not expected to result in any change in the Columbia WAM personnel who manage the Fund or in the manner in which the Fund is managed. In addition, RiverSource Investments would remain the investment manager of the Fund and, as such, would continue to be the entity that oversees the overall management of the Fund. Nonetheless, the Transaction is expected to result in a change of control of Columbia WAM under the federal securities laws and thus would cause the automatic termination of the current investment sub-advisory agreement with Columbia WAM. In connection with the Transaction, the Board determined to recommend that shareholders approve a new investment sub-advisory agreement in order to assure that Columbia WAM may continue to provide sub-advisory services to the Fund following the Transaction. The services provided by Columbia WAM under the new investment sub-advisory agreement and the fee levels payable to Columbia WAM for sub-advisory services would remain unchanged from the services provided and fee levels payable under the current investment sub-advisory agreement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a

--------------------------------------------------------------------------------
50  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2009, other expenses paid to this company were $2,023.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

In connection with the acquisition of the Seligman International Growth Fund (see Note 10), the Fund assumed the obligations of the Seligman International Growth Fund, which, together with certain other associated investment companies (together, the Guarantors), has severally, but not jointly, guaranteed the performance and observance of all terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent of the Seligman International Growth Fund, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. As of Oct. 31, 2009, the Fund's total potential future obligation over the life of the Guaranty is

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



$59,727. The Seligman International Growth Fund expensed $30,588 related to the Guaranty prior to acquisition by the Fund. This amount is included within other accrued expenses in the Fund's Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $999,000 and $37,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $193,340 for Class A, $19,500 for Class B and $559 for Class C for the year ended Oct. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding

--------------------------------------------------------------------------------
52  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.37%
Class B.............................................  2.14
Class C.............................................  2.12
Class I.............................................  0.92
Class R2............................................  1.73
Class R4............................................  1.17
Class R5............................................  0.97


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $343,147
Class B..........................................    53,246
Class C..........................................     8,892


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4...........................................  $293


The management fees waived/reimbursed at the Fund level were $965,053.

Under an agreement which was effective until Oct. 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.44%
Class B.............................................  2.21
Class C.............................................  2.20
Class I.............................................  1.00
Class R2............................................  1.80
Class R4............................................  1.30
Class R5............................................  1.05


Effective Nov. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.44%
Class B.............................................  2.21
Class C.............................................  2.21
Class I.............................................  0.99
Class R2............................................  1.79
Class R4............................................  1.29
Class R5............................................  1.04


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS CREDITS AND CUSTODIAN FEES
During the year ended Oct. 31, 2009, the Fund's custodian fees were reduced by $43 as a result of earnings credits from overnight cash balances. Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Nov. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $480 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases (other than short-term obligations) aggregated $348,197,395 for the year ended Oct. 31, 2009, including $16,407,068* from Seligman International Growth Fund that was acquired in the fund merger as described in
Note 10 and $16,768,388* of purchases done to realign the Fund's portfolio following the merger. Proceeds from sales of securities (other than short-term obligations) aggregated $391,758,257 for year ended Oct. 31, 2009, including $17,047,180* of sales done to realign the Fund's portfolio following the merger. Realized gains and losses are determined on an identified cost basis.

* Amounts are excluded for purposes of calculating the Fund's portfolio turnover rate.

Brokerage commissions paid to brokers affiliated with the subadviser were $585 for the year ended Oct. 31, 2009.


--------------------------------------------------------------------------------
54  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED OCT. 31,                            2009        2008*
-------------------------------------------------------------------
CLASS A
Sold                                         3,540,461    8,841,950
Fund merger                                  2,354,748          N/A
Converted from Class B **                      648,620      737,829
Reinvested distributions                       288,920    4,410,418
Redeemed                                   (16,320,016) (12,897,813)
-------------------------------------------------------------------
Net increase (decrease)                     (9,487,267)   1,092,384
-------------------------------------------------------------------

CLASS B
Sold                                           397,457    1,706,394
Fund merger                                    310,477          N/A
Reinvested distributions                            --      797,602
Converted to Class A **                       (678,251)    (766,091)
Redeemed                                    (2,202,958)  (2,520,630)
-------------------------------------------------------------------
Net increase (decrease)                     (2,173,275)    (782,725)
-------------------------------------------------------------------

CLASS C
Sold                                           152,652      217,544
Fund merger                                  1,185,644          N/A
Reinvested distributions                            --       70,445
Redeemed                                      (345,714)    (228,484)
-------------------------------------------------------------------
Net increase (decrease)                        992,582       59,505
-------------------------------------------------------------------

CLASS I
Sold                                         5,442,937    8,293,721
Reinvested distributions                       574,358    3,048,797
Redeemed                                    (6,118,549)  (3,626,193)
-------------------------------------------------------------------
Net increase (decrease)                       (101,254)   7,716,325
-------------------------------------------------------------------

CLASS R2***
Sold                                            13,233          N/A
Fund merger                                     14,162          N/A
Redeemed                                        (6,256)         N/A
-------------------------------------------------------------------
Net increase (decrease)                         21,139          N/A
-------------------------------------------------------------------

CLASS R4
Sold                                            20,268       38,879
Reinvested distributions                         1,772       15,909
Redeemed                                       (54,495)     (77,559)
-------------------------------------------------------------------
Net increase (decrease)                        (32,455)     (22,771)

-------------------------------------------------------------------


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


YEAR ENDED OCT. 31,                            2009        2008*
-------------------------------------------------------------------
CLASS R5***
Sold                                               441          N/A
Fund merger                                    159,451          N/A
-------------------------------------------------------------------
Net increase (decrease)                        159,892          N/A
-------------------------------------------------------------------


  *Certain line items from the prior year have been renamed to conform to the current year presentation.
 **Automatic conversion of Class B shares to Class A shares based on the original purchase date.
***For the period from Aug. 3, 2009 (when shares became publicly available) to Oct. 31, 2009.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2009, securities valued at $51,617,356 were on loan, secured by cash collateral of $55,753,752 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of

--------------------------------------------------------------------------------
56  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




$473,104 earned from securities lending from Dec. 1, 2008 through Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $390 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. For the period from Nov. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $118,007,590 and $124,214,881, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2009.

10. FUND MERGER

At the close of business on Aug. 14, 2009, RiverSource Partners International Select Growth Fund acquired the assets and assumed the identified liabilities of Seligman International Growth Fund. The reorganization was completed after shareholders approved the plan on June 2, 2009.

The aggregate net assets of RiverSource Partners International Select Growth Fund immediately before the acquisition were $377,057,493 and the combined net assets immediately after the acquisition were $398,900,088.

The merger was accomplished by a tax-free exchange of 2,727,272 shares of Seligman International Growth Fund valued at $21,842,595.

In exchange for the Seligman International Growth Fund shares and net assets, RiverSource Partners International Select Growth Fund issued the following number of shares:

                                                     SHARES
------------------------------------------------------------
Class A..........................................  2,354,748
Class B..........................................    310,477
Class C..........................................  1,185,644
Class R2.........................................     14,162
Class R5.........................................    159,451




--------------------------------------------------------------------------------
58  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



The components of Seligman International Growth Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                              ACCUMULATED         EXCESS OF
                        TOTAL       CAPITAL     UNREALIZED        NET       DISTRIBUTION OVER NET
                      NET ASSETS     STOCK     APPRECIATION  REALIZED LOSS    INVESTMENT INCOME
-------------------------------------------------------------------------------------------------
Seligman
  International
  Growth Fund......  $21,842,595  $54,750,759   $4,424,161    $(37,273,906)        $(58,419)


11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $749,477 and accumulated net realized loss has been decreased by $25,151,289 resulting in a net reclassification adjustment to decrease paid-in capital by $25,900,766.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                         2009         2008
---------------------------------------------------------------------
Ordinary income........................  $4,511,632  $29,089,434
Long-term capital gain.................          --   41,852,396


At Oct. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $   3,351,663
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(185,090,340)
Unrealized appreciation (depreciation)........  $  34,250,550




--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


For federal income tax purposes, the Fund had a capital loss carry-over of $185,090,340 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:


       2015                  2016                  2017
     $823,328             $67,466,960          $116,800,052


RiverSource Partners International Select Growth Fund acquired $10,745,829 of capital loss carry-overs in connection with the Seligman International Growth Fund merger (Note 10). The yearly utilization of the acquired capital losses is limited by the Internal Revenue Code. For the year ended Oct. 31, 2009, $25,895,754 of capital loss carry-over expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

13. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment

--------------------------------------------------------------------------------
60  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise

--------------------------------------------------------------------------------
62  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners International Select Growth Fund (the Fund) (one of the portfolios constituting the RiverSource International Managers Series, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
64  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners International Select Growth Fund of the RiverSource International Managers Series, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  65

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals..................      100.00%
    Dividends Received Deduction for corporations..............        2.04%
    U.S. Government Obligations................................        0.00%
    Foreign Taxes Paid.........................................     $776,139
    Foreign Source Income......................................   $5,844,857


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
66  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  67

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
68  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  69

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
70  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2009 ANNUAL REPORT  71

RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                             S-6243 N (12/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PARTNERS INTERNATIONAL SELECT VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL
GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   14

Fund Expenses Example..............   16

Portfolio of Investments...........   18

Statement of Assets and
  Liabilities......................   31

Statement of Operations............   33

Statements of Changes in Net
  Assets...........................   34

Financial Highlights...............   35

Notes to Financial Statements......   40

Report of Independent Registered
  Public Accounting Firm...........   57

Federal Income Tax Information.....   59

Board Members and Officers.........   60

Proxy Voting.......................   64




--------------------------------------------------------------------------------
   RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners International Select Value Fund (the Fund) Class A shares gained 24.97% (excluding sales charge) for the 12-month period ended Oct. 31, 2009.

> The Fund underperformed its benchmark, the Morgan Stanley Capital
  International (MSCI) EAFE Value Index, which rose 32.88% for the same period.

> The Fund underperformed its peer group, represented by the Lipper
  International Multi-Cap Value Funds Index, which increased 29.43% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------


                                                              SINCE
                                                            INCEPTION
                                  1 YEAR  3 YEARS  5 YEARS   9/28/01
---------------------------------------------------------------------
RiverSource Partners
  International Select Value
  Fund Class A (excluding sales
  charge)                        +24.97%  -10.82%   +2.29%    +6.57%
---------------------------------------------------------------------
MSCI EAFE Value Index
  (unmanaged)                    +32.88%   -5.59%   +5.71%    +8.23%
---------------------------------------------------------------------
Lipper International Multi-Cap
  Value Funds Index              +29.43%   -5.18%   +5.39%    +8.40%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 9/28/01)       +24.97%  -10.82%   +2.29%    +6.57%
----------------------------------------------------------------------
Class B (inception 9/28/01)       +23.82%  -11.51%   +1.49%    +5.76%
----------------------------------------------------------------------
Class C (inception 9/28/01)       +24.14%  -11.48%   +1.53%    +5.77%
----------------------------------------------------------------------
Class I (inception 3/4/04)        +25.72%  -10.38%   +2.76%    +3.83%
----------------------------------------------------------------------
Class R4 (inception 9/28/01)      +25.61%  -10.43%   +2.63%    +6.85%
----------------------------------------------------------------------

With sales charge
Class A (inception 9/28/01)       +17.79%  -12.57%   +1.08%    +5.79%
----------------------------------------------------------------------
Class B (inception 9/28/01)       +18.82%  -12.16%   +1.22%    +5.76%
----------------------------------------------------------------------
Class C (inception 9/28/01)       +23.14%  -11.48%   +1.53%    +5.77%
----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to qualifying institutional investors only.


--------------------------------------------------------------------------------
   RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
   X                      MEDIUM   SIZE
   X                      SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource Partners International Select Value Fund is managed by three independent money management firms and each invests a portion of the portfolio's assets. As of Oct. 31, 2009, AllianceBernstein L.P. (AllianceBernstein), Tradewinds Global Investors, LLC (Tradewinds) and Mondrian Investment Partners Limited (Mondrian) managed approximately 61%, 26% and 13% of the portfolio, respectively.

Dear Shareholders,

RiverSource Partners International Select Value Fund (the Fund) Class A shares gained 24.97% (excluding sales charge) for the annual period ended Oct. 31, 2009, underperforming the Fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE Value Index, which gained 32.88% for the period. The Fund also underperformed its peer group, represented by the Lipper International Multi-Cap Value Funds Index, which increased 29.43% for the period.

COUNTRY DIVERSIFICATION(1) (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Australia                                   4.9%
------------------------------------------------

Belgium                                     0.7%
------------------------------------------------

Bermuda                                     0.3%
------------------------------------------------

Brazil                                      1.2%
------------------------------------------------

Canada                                      5.8%
------------------------------------------------

Denmark                                     0.4%
------------------------------------------------

Finland                                     1.0%
------------------------------------------------

France                                     13.8%
------------------------------------------------

Germany                                    11.0%
------------------------------------------------

Hong Kong                                   0.6%
------------------------------------------------

Ireland                                     0.2%
------------------------------------------------

Israel                                      0.2%
------------------------------------------------

Italy                                       4.4%
------------------------------------------------

Japan                                      16.5%
------------------------------------------------

Kazakhstan                                  0.2%
------------------------------------------------

Netherlands                                 5.5%
------------------------------------------------

New Zealand                                 0.9%
------------------------------------------------

Norway                                      0.9%
------------------------------------------------

Russia                                      0.8%
------------------------------------------------




--------------------------------------------------------------------------------
   RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


COUNTRY DIVERSIFICATION(1) (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Singapore                                   1.3%
------------------------------------------------

South Africa                                1.6%
------------------------------------------------

South Korea                                 2.4%
------------------------------------------------

Spain                                       2.6%
------------------------------------------------

Sweden                                      1.5%
------------------------------------------------

Switzerland                                 2.8%
------------------------------------------------

Taiwan                                      0.5%
------------------------------------------------

Turkey                                      0.2%
------------------------------------------------
United Kingdom                             15.3%
------------------------------------------------
United States                               0.4%
------------------------------------------------
Other(2)                                    2.1%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

TOP TEN HOLDINGS (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Vodafone Group (United Kingdom)             1.7%
------------------------------------------------
Sanofi-Aventis (France)                     1.6%
------------------------------------------------
Novartis (Switzerland)                      1.6%
------------------------------------------------
Royal Dutch Shell Series A (Netherlands)    1.4%
------------------------------------------------
Telecom Italia (Italy)                      1.4%
------------------------------------------------
BP (United Kingdom)                         1.4%
------------------------------------------------
Societe Generale (France)                   1.0%
------------------------------------------------
GlaxoSmithKline (United Kingdom)            1.0%
------------------------------------------------
BNP Paribas (France)                        1.0%
------------------------------------------------
Banco Santander (Spain)                     1.0%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SIGNIFICANT PERFORMANCE FACTORS
ALLIANCEBERNSTEIN: Detracting from relative performance was an underweight to, and stock selection within, the consumer cyclicals sector. Positions detracting from performance included STORA ENSO, a Finnish paper and packaging products company, which reported disappointing results and a larger than expected reduction in its dividend. With demand deteriorating at unprecedented rates and costs remaining stubbornly high, we eliminated our position in the stock in the first quarter. In financials, Japan's ORIX also detracted from relative returns, as did ROYAL BANK OF SCOTLAND (RBS). RBS fell sharply in January after requiring additional capital and as investors questioned the adequacy of the UK government's financial rescue package, fearing that additional capital would be required. We subsequently eliminated our position following a research review that concluded that the earnings outlook had worsened, raising the risk of a full-scale nationalization.

An overweight to the financials sector contributed to performance. Also contributing was our position in DEUTSCHE BANK, which benefitted from government action to revive bank lending and its own restructuring efforts. Other contributors included PETRO CANADA in the energy sector and NIPPON MINING in the industrial commodities sector.

TRADEWINDS: From both an absolute and relative perspective, the portfolio benefited from its materials allocation and the holdings within, which are comprised of a diverse range of industries operating in several different regions. Gold companies were a standout as their share prices rose as the price of gold moved higher and eventually crossed the psychologically significant US$1,000 per ounce level. ANGLOGOLD ASHANTI of South Africa and BARRICK GOLD of Canada were top contributors to returns over the period; AngloGold further benefited from the currency effect of a strong South African rand, which added to returns in U.S. dollars.

The US dollar remains weak. The portfolio was also aided by currency returns in both an absolute sense, as the dollar continued its decline during the period, as well as in a relative sense, where the portfolio's overweight in both South African rand and Canadian dollar contributed to additional gains versus the benchmark.


--------------------------------------------------------------------------------
   RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


The financials sector, in which the portfolio maintains a significant underweight relative to its benchmark, was the largest detractor from relative performance. As the markets rallied from their intra-period lows, European financials, including SOCIETE GENERALE, generally benefited from improving profit margins.

MONDRIAN: The past twelve months have been turbulent times for the international small cap stock market. To illustrate, we have broken out the year into smaller segments. During the last two months of 2008, markets first fell in November then rallied in December. During this period the portfolio underperformed its benchmark with negative stock selection that was largely attributable to the Asian markets. During the first quarter of 2009, the portfolio outperformed its benchmark, as our defensive value strategy worked well as markets continued to fall. Markets bounced back strongly in the second quarter of 2009 and the portfolio's continuing defensive posture led to underperformance. In the third quarter of 2009, the portfolio outperformed its benchmark as markets continued to rise, with positive asset allocation on the back of stock selection being the main driver of performance.

CHANGES TO THE FUND'S PORTFOLIO
ALLIANCEBERNSTEIN: As business conditions return to normal, we're focusing on a large number of company-specific opportunities. Our portion of the Fund's portfolio also has some exposure to economically sensitive companies that continue to trade below what we believe is their fair value, as well as to stocks from sectors that are not traditionally viewed as value but offer a rare combination of attractive valuations and resilient cash flows.

While reducing our exposure to energy stocks as the price of oil has recovered from extreme lows earlier in the year, we have been adding to our position in select names within the sector.

In the economically-sensitive camp, we have increased our exposure to consumer cyclicals, such as VIVENDI, a French media and telecom group, to capture the expected earnings recovery. Weakening margins have undermined confidence in Vivendi's wireless unit, SFR. However, we expect synergies from the integration of SFR with Vivendi's fixed-line unit and strong market share in France to restore profitability. We also expect costs-savings and expanded market-share to boost the earnings contribution

--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



from Vivendi's pay-TV unit, Canal +, which has recently completed a takeover of competitor TPS. Despite these catalysts for earnings recovery, Vivendi's shares trade at a deep discount to the value of its component parts.

Pharmaceutical companies are not traditionally perceived as value stocks, but they currently trade at a significant discount. The industry is beset by concern regarding potential revenue losses from imminent patent expiries. However, our holdings are cutting costs to preserve earnings growth. Moreover, ASTRAZENECA'S pipeline of new drugs is underappreciated by the market and SANOFI has a strong market position in vaccines as well as fast-growing emerging markets.

Finally, we've been rotating our financial holdings to exploit the most attractive valuations in the sector. UNICREDIT and SANTANDER are both European retail banks with diversified regional footprints, but they represent markedly different value opportunities. UniCredit faces concern that its stability is threatened by a possible wave of defaults in Eastern and Central Europe, but our research has concluded that the bank is capable of sustaining these losses should they occur. The market is assuming that the anticipated E2.2 billion (approximately US$3.3 billion) losses will all hit the bank at once while we believe they will be spread over two to three years and be more than offset by earnings growth from other business units. Santander has emerged from the financial crisis with a particularly strong balance sheet. But its lowly valuation doesn't fully reflect the strength of its domestic market position in Spain or its growing market share in the UK and Latin America.



  As business conditions return to normal, we're focusing on a large number of company-specific opportunities. -- AllianceBernstein






--------------------------------------------------------------------------------
   RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


Overall, we believe that, while performance has improved since March, our portion of the Fund's portfolio is well positioned to continue delivering a healthy premium by exploiting the large number of value opportunities that exist across a range of industries.

TRADEWINDS: Our position in STORA ENSO, a Finnish paper company, which was one of the largest individual detractors, was sold during the period as the paper industry faces declining demand of paper products and pricing pressures that we believe will impact their respective near term profitability objectives. LONMIN PLC, a British platinum company, also weighed on performance and its position was eliminated in favor of its competitor, which presented a more favorable risk reward opportunity.

Our Japanese financials names did not have the tailwind of sharply higher profits. TAKEFUJI, a Japanese consumer loan provider, was the largest absolute detractor from returns and was eliminated from the portfolio on credit concerns and news that the company would have to continue to increase its provisions to cover higher-than-expected refund trend claims from past loans.

MONDRIAN: During the last twelve months, we bought five new stocks and sold eleven. The first new stock is UNITED DRUG (Ireland), which is the leading wholesaler to independent retail pharmacies and hospitals in Ireland and Northern Ireland. Over time the company has diversified into other parts of the pharmaceutical supply chain and has built up dominant positions in its segments. The company should benefit from the ageing population as well as from the trend by large pharmaceutical manufacturers to outsource non-core activities, while providing resilience due to the defensive nature of drug consumption. The second new stock is ARIAKE (Japan) which is a leading player in the field of natural seasonings as an intermediary material in the food sector. Perceived health benefits are making consumers favor natural based products over synthetic flavorings. The company's success is driven by its position in a growth sector, cost competitiveness and unique ability to create consistent flavors on a large scale that meet customer needs, while operating in an economically resilient sector. The third new stock is Japan-listed HOGY MEDICAL. The company is a leading player in the area of disposable surgical products. The company benefits from increasing healthcare spending due to Japan's demographic profile as well as the need for hospitals to boost profitability

--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



through efficiency improvements thereby increasing volume of surgeries completed. The company is a leader in its niche and has a cost efficient production model ensuring a fast and assured supply of products. The fourth is Japan-listed HORIBA, which is a global group of companies that manufactures analytical and measurement equipment across a diversified range of applications related to environment, health, safety and energy. The group's companies have dominant positions in their respective niche which are largely concentrated due to high barriers to entry. Its revenue is primarily driven on the back of R&D spending for companies to remain competitive and improve productivity as well as spending to ensure compliance with regulatory standards. The fifth new stock is Canadian-listed PASON SYSTEMS. The company is the leading international provider of rental oilfield instrumentation and data-acquisition systems for use on land-based drilling and service rigs. The company should benefit from long-term secular growth trends in the North American onshore gas drilling market. The company also seems well positioned to survive any industry downturn through its strong balance sheet, ongoing cash generation and flexible bonus/cost structures, not to mention its very strong competitive position. In order to fund these purchases, and because more attractive alternatives were to be found on the portfolio, eleven stocks were sold: PFEIFFER VACUUM (Germany), PICO FAR EAST (Hong Kong), CATTLES (UK), BILLERUD (Sweden), THE WAREHOUSE GROUP (New Zealand), INDEPENDENT NEWS & MEDIA (Ireland), AUTOSTRADA TORINO-MILANO (Italy), EKORNES (Norway), NORBERT DENTRESSANGLE (France), TAKEUCHI (Japan) and COSCO PACIFIC (Hong Kong/China).

OUR FUTURE STRATEGY
ALLIANCEBERNSTEIN: Despite the improvement in sentiment, investors remain anxious. While risk aversion and volatility are down materially from their peaks, there is an unusually wide divergence of opinion about the outlook for corporate earnings, indicating that uncertainty remains high. Additionally, discounts on the most attractive stocks are still above their long-term averages across most sectors.

In this environment, research-based stock selection is likely to be key in resolving the controversies faced by companies as they claw their way back to profitability. As business conditions return to normal, we're seeking exposure to economically-sensitive companies that continue to

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------



trade below what we believe to be their fair value as well as stocks from sectors that are not traditionally viewed as value but offer a rare combination of attractive valuations and resilient cash flows.

TRADEWINDS: We believe that the markets will continue to be volatile as a slower-than- historic economic recovery may no longer be greeted with enthusiasm. In this environment, investors are advised to protect their portfolio from the threat of a loss of purchasing power (driven by inflation). We continue to believe that all investors should maintain a meaningful allocation in hard assets, gold and global equities especially, in light of low nominal returns (and negative real returns) on cash equivalents and sovereign bonds. We remain attracted to reserve-rich resource companies that are trading at below their perceived intrinsic value as well as consumer staples companies in Europe and select technology names. Common stocks can be expected to be volatile and unsettling at times but should reward patient, long-term investors.

MONDRIAN: Going forward, we intend to focus on well managed companies with robust balance sheets and attractive valuations. Additionally, we will be looking to build overweight positions in selected Asian markets like Hong Kong and Singapore. Finally, we plan an overweight position in the UK and certain mature continental markets.



  (LOGO - ALLIANCE BERNSTEIN LOGO)         (LOGO - MONDRIAN INVESTMENT
       AllianceBernstein L.P.                   PARTNERS LIMITED)
                                           Mondrian Investment Partners
                                                     Limited

                 (LOGO - TRADEWINDS GLOBAL INVESTORS, LLC)
                     Tradewinds Global Investors, LLC



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners International Select Value Fund Class A shares (from 9/28/01 to 10/31/09) as compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Value Index and the Lipper International Multi-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                                                                    SINCE
Results at Oct. 31, 2009                                                          INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    9/28/01
RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,779    $6,684   $10,554    $15,768
-------------------------------------------------------------------------------------------
     Average annual total return                    +17.79%   -12.57%    +1.08%     +5.79%
-------------------------------------------------------------------------------------------
MSCI EAFE VALUE INDEX(1)
     Cumulative value of $10,000                    $13,288    $8,414   $13,200    $18,962
-------------------------------------------------------------------------------------------
     Average annual total return                    +32.88%    -5.59%    +5.71%     +8.23%
-------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL MULTI-CAP VALUE FUNDS INDEX(2)
     Cumulative value of $10,000                    $12,943    $8,525   $13,002    $19,195
-------------------------------------------------------------------------------------------
     Average annual total return                    +29.43%    -5.18%    +5.39%     +8.40%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND LINE GRAPH)

                     RIVERSOURCE PARTNERS
                          INTL SELECT
                          VALUE FUND                           LIPPER INTERNATIONAL
                            CLASS A             MSCI EAFE         MULTI-CAP VALUE
                        (INCLUDES SALES      VALUE INDEX(1)       FUNDS INDEX(2)
                            CHARGE)
                     --------------------    --------------    --------------------
9/28/01                     $9,425               $10,000              $10,000
10/01                        9,572                10,126               10,249
1/02                         9,627                 9,881               10,503
4/02                        10,561                10,674               11,470
7/02                         9,351                 9,410               10,177
10/02                        8,710                 8,666                9,370
1/03                         8,856                 8,499                9,309
4/03                         9,406                 8,953                9,754
7/03                        10,580                10,233               11,113
10/03                       11,515                11,564               12,336
1/04                        12,670                12,958               13,698
4/04                        13,036                13,195               13,796
7/04                        13,164                13,404               13,750
10/04                       14,080                14,365               14,761
1/05                        15,343                15,819               16,257
4/05                        15,153                15,714               16,037
7/05                        16,294                16,498               16,879
10/05                       17,112                17,117               17,480
1/06                        19,767                19,471               19,970
4/06                        21,485                21,183               21,837
7/06                        20,596                20,760               21,037
10/06                       22,233                22,537               22,514
1/07                        23,878                24,178               24,179
4/07                        25,356                26,004               25,776
7/07                        25,917                25,878               26,041
10/07                       27,194                27,481               28,056
1/08                        22,647                23,233               24,250
4/08                        23,855                24,562               25,167
7/08                        20,839                21,550               22,435
10/08                       12,618                14,270               14,832
1/09                        11,263                12,817               13,454
4/09                        12,319                14,319               14,747
7/09                        14,794                17,421               18,083
10/09                       15,768                18,962               19,195




(1) The Morgan Stanley Capital International (MSCI) EAFE Value Index, an unmanaged index and subset of the MSCI EAFE Index, measures the performance of value stocks in the MSCI EAFE Index. The style characteristics used for index construction include book value to price ratio, 12-month forward earnings to price ratio, and dividend yield. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Multi-Cap Value Funds Index includes the 10 largest international multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,279.90        $ 8.46         1.48%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.65        $ 7.49         1.48%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,272.70        $12.82         2.25%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.79        $11.36         2.25%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,273.40        $12.77         2.24%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.84        $11.31         2.24%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,281.30        $ 4.92          .86%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.76        $ 4.36          .86%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,280.40        $ 6.40(c)      1.12%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.45        $ 5.67(c)      1.12%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2009: +27.99% for Class A, +27.27% for Class B, +27.34% for Class C, +28.13% for Class I and +28.04% for Class R4.
(c) The Investment Manager and its affiliates had contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.25% for Class R4. Had this agreement not been in effect for the entire six month period ended Oct. 31, 2009, the actual expenses paid would have been $6.63 and the hypothetical expenses paid would have been $5.87 for Class R4.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (95.3%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (4.7%)
Alumina                                                2,305,575(b)        $3,381,720
Australia & New Zealand Banking Group                    415,600            8,472,416
BHP Billiton                                              48,000            1,573,457
Commonwealth Property Office Fund                      4,269,888(d)         3,347,547
David Jones                                              274,079(d)         1,297,808
Insurance Australia Group                                449,900            1,512,662
Lend Lease                                               194,260            1,609,444
Macquarie Group                                           82,700(d)         3,620,108
Macquarie Infrastructure Group                         2,385,528            3,051,214
Natl Australia Bank                                      279,221(d)         7,373,813
Newcrest Mining                                          153,928            4,422,414
Tabcorp Holdings                                         561,800            3,581,979
Telstra                                                  448,600            1,332,408
Transfield Services                                      576,335            2,171,971
                                                                      ---------------
Total                                                                      46,748,961
-------------------------------------------------------------------------------------

BELGIUM (0.6%)
Belgacom                                                 122,163(d)         4,574,990
Delhaize Group                                            26,400            1,793,218
                                                                      ---------------
Total                                                                       6,368,208
-------------------------------------------------------------------------------------

BERMUDA (0.3%)
Axis Capital Holdings                                     92,531            2,673,221
-------------------------------------------------------------------------------------

BRAZIL (1.1%)
Banco do Brasil                                          135,500            2,171,233
Eletrobras ADR                                           289,330(d)         3,683,171
Usinas Siderurgicas de Minas Gerais Series A             202,050            5,279,352
                                                                      ---------------
Total                                                                      11,133,756
-------------------------------------------------------------------------------------

CANADA (5.7%)
Barrick Gold                                             252,437            9,070,061
Biovail                                                   62,700              845,341
Bombardier Series B                                      731,900(d)         2,967,071
Brookfield Properties                                     98,300            1,021,216
Fairfax Financial Holdings                                 5,600            2,001,655
IAMGOLD                                                  193,300            2,561,506
ING Canada                                                20,100              610,666
Ivanhoe Mines                                            147,880(b,d)       1,592,668
Kinross Gold                                             310,810            5,774,850
Magna Intl Cl A                                          131,197            5,199,338
Morguard                                                  98,500            1,085,146
Natl Bank of Canada                                       42,200            2,197,486
Nexen                                                    228,246            4,906,794
Nexen                                                    204,959            4,400,470
Northern Property                                         98,500            1,857,393
Pason Systems                                             90,600              949,589
Suncor Energy                                            166,988            5,539,023
TELUS                                                    118,725            3,535,766
                                                                      ---------------
Total                                                                      56,116,039
-------------------------------------------------------------------------------------

DENMARK (0.3%)
Danske Bank                                              149,500(b)         3,434,017
-------------------------------------------------------------------------------------

FINLAND (1.0%)
Nokia                                                    511,700(d)         6,462,741
Nokia ADR                                                273,992(d)         3,455,039
                                                                      ---------------
Total                                                                       9,917,780
-------------------------------------------------------------------------------------

FRANCE (13.5%)
Alcatel-Lucent                                         1,097,655(b,d)       4,110,236
AREVA                                                      3,963(d)         2,082,589
BNP Paribas                                              157,222(d)        11,842,980
Boiron                                                    42,348            1,744,474
Carbone Lorraine                                          96,947(d)         3,321,379
Carrefour                                                120,913            5,189,382
Casino Guichard Perrachon                                 17,900(d)         1,422,215
Compagnie de Saint-Gobain                                 46,700            2,275,447
Credit Agricole                                          576,148(d)        11,035,083
Electricite de France                                     80,500            4,486,258


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
FRANCE (CONT.)
Euler Hermes                                              13,693(d)        $1,086,933
Fimalac                                                   17,732(d)           924,023
France Telecom                                           294,900            7,306,512
Gemalto                                                   59,374(b,d)       2,495,085
Ipsos                                                     56,755(d)         1,737,523
Lagardere                                                171,900(d)         7,765,543
Latecoere                                                 59,746(b,d)         564,793
Neopost                                                   43,717(d)         3,825,455
Nexans                                                    14,501(d)         1,023,874
Renault                                                  102,200(b)         4,573,062
Sanofi-Aventis                                           265,387(d)        19,451,453
Societe Generale                                         191,606(d)        12,725,141
Technip                                                   40,820            2,560,709
Thales                                                   108,575            5,260,196
Unibail-Rodamco                                           28,700(d)         6,354,840
Vivendi                                                  267,760            7,427,532
                                                                      ---------------
Total                                                                     132,592,717
-------------------------------------------------------------------------------------

GERMANY (10.7%)
Allianz                                                   77,400            8,865,295
BASF                                                     165,000(d)         8,879,938
Bayer                                                    135,600(d)         9,371,171
Bilfinger Berger                                          60,736            3,888,280
BMW                                                       60,400            2,948,600
Celesio                                                   74,400(d)         1,838,900
Deutsche Bank                                            122,200(d)         8,759,764
Deutsche Post                                            376,730(d)         6,319,975
Deutsche Telekom                                         540,400(d)         7,356,204
E.ON                                                     258,800(d)         9,887,060
ElringKlinger                                             44,306(d)           870,590
Fielmann                                                  19,582(d)         1,445,537
GFK                                                       49,516            1,553,988
Metro                                                    101,900(d)         5,616,328
MTU Aero Engines Holding                                  29,236            1,324,090
Munich Re Group                                           54,400(d)         8,638,684
Rational                                                   7,652(d)         1,092,873
RWE                                                       79,010(d)         6,906,269
Siemens                                                   54,862(d)         4,939,462
Symrise                                                  172,937(d)         3,115,111
Wincor Nixdorf                                            36,130(d)         2,112,798
                                                                      ---------------
Total                                                                     105,730,917
-------------------------------------------------------------------------------------

HONG KONG (0.6%)
AMVIG Holdings                                         3,946,000            1,718,576
Arts Optical Intl Holdings                             1,858,000              695,243
ASM Pacific Technology                                   223,800            1,739,875
Fong's Inds                                            3,414,000(b)           909,233
Pacific Basin Shipping                                 1,276,000              937,734
                                                                      ---------------
Total                                                                       6,000,661
-------------------------------------------------------------------------------------

IRELAND (0.2%)
Glanbia                                                  207,887              831,572
United Drug                                              241,285              795,050
                                                                      ---------------
Total                                                                       1,626,622
-------------------------------------------------------------------------------------

ISRAEL (0.2%)
Israel Chemicals                                         172,800            2,020,399
-------------------------------------------------------------------------------------

ITALY (4.4%)
Enel                                                     764,200            4,546,761
Eni                                                      388,100            9,611,007
ERG                                                       54,649              806,550
Intesa Sanpaolo                                        1,378,900(b)         5,802,484
Telecom Italia                                        20,778,594           16,841,927
UniCredit                                              1,569,500            5,257,613
                                                                      ---------------
Total                                                                      42,866,342
-------------------------------------------------------------------------------------

JAPAN (16.2%)
AEON                                                     158,900(d)         1,417,375
Ariake Japan                                              99,200            1,547,155
Coca-Cola West                                           345,300(d)         6,414,453
Dai Nippon Printing                                      512,000(d)         6,415,409
East Japan Railway                                        75,600            4,841,603
FCC                                                      111,100(d)         1,910,429
FUJIFILM Holdings                                        216,100            6,143,909
Fujitsu                                                   29,000(d)           170,785
Hogy Medical                                              22,600            1,214,865
Horiba                                                    66,400            1,605,745
JS Group                                                 212,500            3,468,304
Kao                                                      115,000            2,561,634
KDDI                                                         848            4,500,997
Mabuchi Motor                                            146,900(d)         7,029,930
Mitsubishi Chemical Holdings                             159,500              592,321
Mitsubishi UFJ Financial Group                           421,600(d)         2,245,737


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
JAPAN (CONT.)
Mitsui Fudosan                                           262,000(d)        $4,239,399
Mitsui Sumitomo Insurance Group Holdings                 195,600            4,553,438
MIURA                                                     45,100(d)         1,259,538
NAMCO BANDAI Holdings                                    179,800(d)         1,838,530
Nifco                                                     77,600(d)         1,588,149
Nintendo                                                  10,100            2,533,470
Nippon Telegraph & Telephone                             145,500            6,004,010
Nippon Telegraph & Telephone ADR                         319,611            6,564,810
Nissan Motor                                           1,054,200(d)         7,628,768
ORIX                                                      87,310(d)         5,640,088
Rohm                                                      64,900            4,304,209
Sega Sammy Holdings                                      264,000(d)         3,748,595
Sekisui House                                            352,000            3,044,172
Seven & I Holdings                                       246,400            5,394,552
Sharp                                                    364,000(d)         3,883,874
Shimano                                                   21,800(d)           833,654
Shiseido                                                 334,000(d)         6,098,225
Sony                                                      62,400(d)         1,842,700
Sumitomo Mitsui Financial Group                          178,200(d)         6,057,376
Sumitomo Realty & Development                            181,000(d)         3,432,205
Sumitomo Trust & Banking                                 577,000            3,006,334
Taiyo Ink Mfg                                             44,700(d)         1,063,362
Tokyo Electric Power                                     211,000(d)         5,186,885
Toshiba                                                1,557,000(d)         8,899,288
Toyo Seikan Kaisha                                       111,300(d)         1,869,932
Ushio                                                    101,000            1,587,867
Wacoal Holdings                                          393,000            4,756,121
                                                                      ---------------
Total                                                                     158,940,202
-------------------------------------------------------------------------------------

KAZAKHSTAN (0.2%)
KazMunaiGas Exploration GDR                               85,350            2,013,198
-------------------------------------------------------------------------------------

NETHERLANDS (5.4%)
Fugro                                                     18,259            1,016,896
Koninklijke Ahold                                        538,820            6,786,382
Koninklijke BAM Groep                                     61,966(d)           728,739
Koninklijke DSM                                           65,200            2,856,384
Koninklijke Vopak                                         71,588(b,d)       4,829,356
Qiagen                                                    67,672(b)         1,405,185
Randstad Holding                                         117,200(b,d)       4,446,397
Royal Boskalis Westminster                                62,590            2,196,557
Royal Dutch Shell ADR                                    126,810(d)         7,375,270
Royal Dutch Shell Series A                               569,452(d)        16,881,772
Wolters Kluwer                                           190,455            4,245,407
                                                                      ---------------
Total                                                                      52,768,345
-------------------------------------------------------------------------------------

NEW ZEALAND (0.9%)
Auckland Intl Airport                                    841,263            1,209,565
Fisher & Paykel Healthcare                             1,163,194            2,576,025
Sky City Entertainment Group                             801,775            1,979,534
Telecom New Zealand                                    1,828,611            3,324,164
                                                                      ---------------
Total                                                                       9,089,288
-------------------------------------------------------------------------------------

NORWAY (0.9%)
Farstad Shipping                                          63,950(d)         1,484,139
Statoil                                                  313,950            7,401,727
                                                                      ---------------
Total                                                                       8,885,866
-------------------------------------------------------------------------------------

RUSSIA (0.8%)
LUKOIL ADR                                                82,000(d)         4,756,956
MMC Norilsk Nickel ADR                                   233,619(b)         3,068,941
                                                                      ---------------
Total                                                                       7,825,897
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SINGAPORE (1.3%)
CapitaMall Trust                                       2,105,099           $2,365,117
Hyflux                                                   583,000(d)         1,267,274
Parkway Holdings                                         902,000            1,635,027
SembCorp Marine                                          721,000            1,759,003
SIA Engineering                                          622,000            1,235,011
Singapore Airport Terminal Services                      800,000            1,398,344
SMRT                                                   1,296,000            1,545,782
StarHub                                                1,140,000            1,526,872
                                                                      ---------------
Total                                                                      12,732,430
-------------------------------------------------------------------------------------

SOUTH AFRICA (1.6%)
AngloGold Ashanti ADR                                    153,422(d)         5,759,462
Gold Fields                                              379,107            4,854,439
Impala Platinum Holdings                                 105,439            2,322,004
Standard Bank Group                                      216,002            2,698,215
                                                                      ---------------
Total                                                                      15,634,120
-------------------------------------------------------------------------------------

SOUTH KOREA (2.3%)
KB Financial Group                                        58,087(b)         2,795,279
Korea Electric Power ADR                                 343,585(b)         4,768,960
Samsung Electronics                                       15,500            7,560,332
SK Telecom ADR                                           468,087(d)         7,821,734
                                                                      ---------------
Total                                                                      22,946,305
-------------------------------------------------------------------------------------

SPAIN (2.5%)
Banco Santander                                          733,193           11,797,529
Prosegur Compania de Seguridad                            52,327            2,201,403
Telefonica                                               386,800           10,800,870
                                                                      ---------------
Total                                                                      24,799,802
-------------------------------------------------------------------------------------

SWEDEN (1.4%)
Electrolux Series B                                      184,200(b)         4,416,899
Svenska Cellulosa Series B                               429,400            5,902,837
Telefonaktiebolaget LM Ericsson Series B                 379,000(d)         3,961,361
                                                                      ---------------
Total                                                                      14,281,097
-------------------------------------------------------------------------------------

SWITZERLAND (2.7%)
Adecco                                                   103,400(d)         4,620,366
Novartis                                                 364,102(d)        18,960,304
UBS                                                      191,200(b)         3,172,008
                                                                      ---------------
Total                                                                      26,752,678
-------------------------------------------------------------------------------------

TAIWAN (0.5%)
AU Optronics                                           2,195,960            1,947,336
Siliconware Precision Inds                             2,534,112            3,331,804
                                                                      ---------------
Total                                                                       5,279,140
-------------------------------------------------------------------------------------

TURKEY (0.2%)
Turkiye Garanti Bankasi                                  520,900            1,891,986
-------------------------------------------------------------------------------------

UNITED KINGDOM (15.1%)
Associated British Foods                                 484,100            6,554,612
AstraZeneca                                              196,400            8,815,825
Aviva                                                  1,010,318            6,317,058
Barclays                                                 979,500(b)         5,133,126
Bodycote                                                 442,891            1,183,245
BP                                                     1,769,900           16,582,787
BP ADR                                                   114,033(d)         6,456,548
BT Group                                                 867,380            1,858,572
Centrica                                                 763,700            3,102,210
Chloride Group                                         1,391,210            3,672,674
Cobham                                                   272,929              980,618
Croda Intl                                               114,123            1,397,402
De La Rue                                                 82,414            1,234,223
Drax Group                                               174,000            1,323,699
GlaxoSmithKline                                          606,500           12,439,725
Greene King                                              139,241              899,522
Halma                                                    330,754            1,234,137
Laird                                                    327,987              784,000
Old Mutual                                             1,539,900            2,672,414
Rexam                                                  1,046,326            4,737,518
Rolls-Royce Group                                        506,200(b)         3,732,765
Rolls-Royce Group Series C                            30,372,000(b)            49,843
Rotork                                                   215,277            4,005,374
RSA Insurance Group                                    1,518,863            3,009,522
Serco Group                                              175,580            1,452,355
Spectris                                                 124,053            1,376,574


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
UNITED KINGDOM (CONT.)
Spirax-Sarco Engineering                                  52,862             $943,149
Thomas Cook Group                                        555,500            1,860,012
TT electronics                                           916,939(b)         1,094,727
TUI Travel                                               629,700            2,399,090
Ultra Electronics Holdings                                64,198            1,385,579
United Utilities Group ADR                               490,212            3,533,783
Victrex                                                  183,059            2,278,291
Vodafone Group                                         9,118,032           20,092,617
Weir Group                                               370,590            4,246,576
Wolseley                                                 217,900(b)         4,407,249
WPP Group                                                495,000            4,435,703
                                                                      ---------------
Total                                                                     147,683,124
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $955,786,408)                                                     $938,753,118
-------------------------------------------------------------------------------------



PREFERRED STOCKS & OTHER (0.4%)(c)
ISSUER                                                 SHARES                VALUE(a)
BELGIUM (--%)
Fortis
 Rights                                                  549,632(b,f)              $1
-------------------------------------------------------------------------------------

SPAIN (--%)
Banco Santander
 Rights                                                       37(b)                 7
-------------------------------------------------------------------------------------

UNITED KINGDOM (--%)
Laird
 Rights                                                  163,993(b)           108,996
-------------------------------------------------------------------------------------

UNITED STATES (0.4%)
Lucent Technologies Capital Trust I Cv                     5,527            4,062,345
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS & OTHER
(Cost: $1,804,068)                                                         $4,171,349
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.0%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term
 Cash Fund, 0.25%                                     19,763,698(e)       $19,763,698
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $19,763,698)                                                       $19,763,698
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON
LOAN (25.8%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (5.5%)
JPMorgan Prime Money Market Fund                      54,000,035          $54,000,035
-------------------------------------------------------------------------------------




                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (4.8%)
Belmont Funding LLC
 11-03-09                            0.52%            $6,999,292           $6,999,292
Cancara Asset Securitization LLC
 11-16-09                            0.30              7,995,799            7,995,799
Ebbets Funding LLC
 11-20-09                            0.50              2,998,708            2,998,708
Elysian Funding LLC
 11-05-09                            0.45              4,999,563            4,999,563
Grampian Funding LLC
 11-12-09                            0.35              4,998,299            4,998,299
 11-23-09                            0.33              4,998,488            4,998,488
Rheingold Securitization
 12-16-09                            0.38              3,996,749            3,996,749
Scaldis Capital LLC
 11-19-09                            0.26              4,999,025            4,999,025
Versailles Commercial Paper LLC
 11-17-09                            0.45              4,997,813            4,997,813
                                                                      ---------------
Total                                                                      46,983,736
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (11.3%)
Banco Espirito Santo e Comm London
 11-03-09                            0.29              4,999,718            4,999,718
Banco Popular Espanol
 11-09-09                            0.29              2,999,154            2,999,154
Banco Santander NY
 11-09-09                            0.41              3,000,000            3,000,000
Bank of Austria
 11-16-09                            0.29              3,998,937            3,998,937


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON
LOAN (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
Bank of Tokyo UFJ London
 12-21-09                            0.37%            $3,000,040           $3,000,040
Bayrische Hypo-Und Vereinsbank NY
 02-01-10                            0.43              4,000,000            4,000,000
BNP Paribas Seoul
 11-06-09                            0.23              5,000,000            5,000,000
Clydesdale Bank
 12-01-09                            0.38              9,993,565            9,993,565
Credit Industriel et Comm London
 11-18-09                            0.37              3,000,000            3,000,000
 01-13-10                            0.39              5,000,000            5,000,000
Danske Bank Copenhagen
 11-24-09                            0.32              2,500,000            2,500,000
Dexia Credit Local du France
 11-09-09                            0.42             12,000,000           11,999,999
Fortis Bank NY
 12-31-09                            0.24              5,000,000            5,000,000
Jyske
 11-12-09                            0.38              4,996,730            4,996,730
KBC Brussels
 11-23-09                            0.31              4,998,623            4,998,623
Mizuho London
 01-25-10                            0.32              5,000,000            5,000,000
Natixis NY
 12-21-09                            0.30              5,000,000            5,000,000
Norinchukin Bank NY
 11-20-09                            0.41              5,000,000            5,000,000
 01-19-10                            0.32              2,000,000            2,000,000
NyKredit
 01-05-10                            0.45             80,000,000            8,000,000
Sumitomo Mitsui Banking Corp Brussels
 11-19-09                            0.44              6,000,000            6,000,000
Ulster Bank Ireland, Dublin
 12-15-09                            0.53              6,000,000            6,000,000
                                                                      ---------------
Total                                                                     111,486,766
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.2%)
BTM Capital
 01-22-10                            0.40              4,994,833            4,994,833
Citigroup Funding
 11-09-09                            0.33              6,997,755            6,997,755
                                                                      ---------------
Total                                                                      11,992,588
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (3.0%)
Morgan Stanley
 11-02-09                            0.25             15,000,000           15,000,000
 11-02-09                            0.32              5,000,000            5,000,000
RBS Securities
 11-02-09                            0.42             10,000,000           10,000,000
                                                                      ---------------
Total                                                                      30,000,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $254,463,125)                                                     $254,463,125
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,231,817,299)(g)                                              $1,217,151,290
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2009:

                                        PERCENTAGE OF
INDUSTRY                                  NET ASSETS           VALUE
-------------------------------------------------------------------------
Aerospace & Defense                           1.7%            $16,264,955
Air Freight & Logistics                       0.6               6,319,975
Auto Components                               0.8               7,980,357
Automobiles                                   1.5              15,150,430


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


                                        PERCENTAGE OF
INDUSTRY                                  NET ASSETS           VALUE
-------------------------------------------------------------------------
Beverages                                     0.7%             $6,414,453
Building Products                             0.6               5,743,751
Capital Markets                               1.6              15,551,880
Chemicals                                     2.4              23,791,357
Commercial Banks                             10.8             105,937,855
Commercial Services & Supplies                1.4              13,475,361
Communications Equipment                      1.8              17,989,377
Computers & Peripherals                       1.4              13,677,956
Construction & Engineering                    0.7               6,813,576
Consumer Finance                              0.6               5,640,088
Containers & Packaging                        0.8               8,326,026
Diversified Financial Services                0.1                 924,023
Diversified Telecommunication
  Services                                    7.1              69,500,233
Electric Utilities                            3.3              32,559,095
Electrical Equipment                          1.2              11,688,383
Electronic Equipment, Instruments &
  Components                                  2.6              25,330,728
Energy Equipment & Services                   0.6               6,011,333
Food & Staples Retailing                      2.8              27,619,452
Food Products                                 0.9               8,933,339
Health Care Equipment & Supplies              0.4               3,790,890
Health Care Providers & Services              0.4               4,268,977
Hotels, Restaurants & Leisure                 1.1              10,720,137
Household Durables                            1.4              14,280,518
Household Products                            0.3               2,561,634
Independent Power Producers & Energy
  Traders                                     0.1               1,323,699
Industrial Conglomerates                      0.5               4,939,462
Insurance                                     4.3              41,941,549
Leisure Equipment & Products                  0.7               6,420,779
Life Sciences Tools & Services                0.1               1,405,185
Machinery                                     1.1              10,300,744
Marine                                        0.1                 937,734
Media                                         2.6              25,611,708
Metals & Mining                               5.0              49,660,874
Multiline Retail                              0.1               1,297,808
Multi-Utilities                               1.4              13,542,262
Office Electronics                            0.4               3,825,455
Oil, Gas & Consumable Fuels                   8.8              86,732,102
Paper & Forest Products                       0.6               5,902,837
Personal Products                             0.6               6,098,225
Pharmaceuticals                               7.3              71,628,293
Professional Services                         1.1              10,620,751
Real Estate Investment Trusts (REITs)         1.5              15,010,043
Real Estate Management & Development          1.0              10,302,264
Road & Rail                                   0.6               6,387,385
Semiconductors & Semiconductor
  Equipment                                   1.7              16,936,220
Software                                      0.3               2,533,470


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                        PERCENTAGE OF
INDUSTRY                                  NET ASSETS           VALUE
-------------------------------------------------------------------------
Specialty Retail                              0.2%             $1,445,537
Technology                                    0.4               4,062,345
Textiles, Apparel & Luxury Goods              0.6               5,451,364
Trading Companies & Distributors              0.4               4,407,249
Transportation Infrastructure                 1.2              11,723,490
Water Utilities                               0.1               1,267,274
Wireless Telecommunication Services           3.4              33,942,220
Other(1)                                     27.8             274,226,823
-------------------------------------------------------------------------
                                                           $1,217,151,290
-------------------------------------------------------------------------


(1) Cash & Cash Equivalents.

INVESTMENTS IN DERIVATIVES


At Oct. 31, 2009, $337,262 was held in a margin deposit account as collateral to cover initial margin deposits on open stock index futures contracts.

FUTURES CONTRACTS OUTSTANDING AT OCT. 31, 2009



                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
Financial Times Stock
  Exchange 100 Index             37          $3,036,624    Dec. 2009           $4,334
Tokyo Price Index                51           5,054,106    Dec. 2009           84,833
-------------------------------------------------------------------------------------
Total                                                                         $89,167
-------------------------------------------------------------------------------------



FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2009



                           CURRENCY TO             CURRENCY TO        UNREALIZED    UNREALIZED
EXCHANGE DATE             BE DELIVERED             BE RECEIVED       APPRECIATION  DEPRECIATION
-----------------------------------------------------------------------------------------------
Nov. 2, 2009                        989,117                 669,000           $--       $(4,684)
                                U.S. Dollar  European Monetary Unit
-----------------------------------------------------------------------------------------------
Nov. 3, 2009                        945,170               1,401,214        10,398            --
                     European Monetary Unit             U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 4, 2009                         65,769                  44,714            27            --
                                U.S. Dollar  European Monetary Unit
-----------------------------------------------------------------------------------------------

Nov. 16, 2009                     6,800,000              11,359,468       200,356            --
                              British Pound             U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 16, 2009                     4,576,000               7,309,748            --      (199,678)
                              British Pound             U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 16, 2009                    27,032,000              25,015,939        54,587            --
                            Canadian Dollar             U.S. Dollar

-----------------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2009
(CONTINUED)



                           CURRENCY TO             CURRENCY TO        UNREALIZED    UNREALIZED
EXCHANGE DATE             BE DELIVERED             BE RECEIVED       APPRECIATION  DEPRECIATION
-----------------------------------------------------------------------------------------------
Nov. 16, 2009                    12,791,000              18,305,145           $--     $(516,778)
                     European Monetary Unit             U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 16, 2009                     1,206,000               1,778,452         3,826            --
                     European Monetary Unit             U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 16, 2009                 2,897,790,000              30,189,740            --    (2,004,863)
                               Japanese Yen             U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 16, 2009                     1,783,000               1,654,234            --       (83,786)
                                Swiss Franc             U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 16, 2009                    56,068,372              67,348,000     4,455,755            --
                                U.S. Dollar       Australian Dollar
-----------------------------------------------------------------------------------------------

Nov. 16, 2009                     3,526,707               3,881,000        57,009            --
                                U.S. Dollar         Canadian Dollar
-----------------------------------------------------------------------------------------------

Nov. 16, 2009                    24,630,783              37,518,000     2,256,519            --
                                U.S. Dollar      New Zealand Dollar
-----------------------------------------------------------------------------------------------

Nov. 16, 2009                    25,083,870             152,756,000     1,588,662            --
                                U.S. Dollar         Norwegian Krone
-----------------------------------------------------------------------------------------------

Nov. 16, 2009                    22,729,334             161,899,000       104,289            --
                                U.S. Dollar           Swedish Krona
-----------------------------------------------------------------------------------------------

Feb. 17, 2010                    19,276,000              28,874,398       520,339            --
                     European Monetary Unit             U.S. Dollar
-----------------------------------------------------------------------------------------------

Feb. 17, 2010                   524,442,000               5,711,302            --      (118,668)
                               Japanese Yen             U.S. Dollar
-----------------------------------------------------------------------------------------------

Feb. 17, 2010                     1,923,000               1,909,204        33,657            --
                                Swiss Franc             U.S. Dollar
-----------------------------------------------------------------------------------------------
Total                                                                  $9,285,424   $(2,928,457)
-----------------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Oct. 31, 2009 was $1, representing less than 0.01% of net assets. Information concerning such security holdings at Oct. 31, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES         COST
     ----------------------------------------------------------
     Fortis
       Rights                               10-20-08        $--


(g) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $1,242,004,787 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $100,561,673
     Unrealized depreciation                        (125,415,170)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(24,853,497)
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                           --------------------------------------------------------------------
                                LEVEL 1            LEVEL 2
                             QUOTED PRICES          OTHER           LEVEL 3
                               IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                              MARKETS FOR        OBSERVABLE      UNOBSERVABLE
DESCRIPTION                IDENTICAL ASSETS        INPUTS           INPUTS            TOTAL
-----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)           $107,846,260        $830,906,858(b)      $--          $938,753,118
Preferred Stocks &
  Other
  Insurance                            --                  --           1                     1
  All Other
    Industries(a)                      --           4,171,348(b)       --             4,171,348
-----------------------------------------------------------------------------------------------
Total Equity Securities       107,846,260         835,078,206           1           942,924,467
-----------------------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund(c)             19,763,698                  --          --            19,763,698
  Investments of Cash
    Collateral Received
    for Securities on
    Loan(d)                    54,000,035         200,463,090          --           254,463,125
-----------------------------------------------------------------------------------------------
Total Other                    73,763,733         200,463,090          --           274,226,823
-----------------------------------------------------------------------------------------------
Investments in
  Securities                  181,609,993       1,035,541,296           1         1,217,151,290
Other Financial
  Instruments(e)                   89,167           6,356,967          --             6,446,134
-----------------------------------------------------------------------------------------------
Total                        $181,699,160      $1,041,898,263          $1        $1,223,597,424
-----------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.
(d) Asset categories for Investments of Cash Collateral are identified in the Portfolio of Investments.
(e) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                     PREFERRED STOCKS
                                                          & OTHER
---------------------------------------------------------------------
Balance as of Oct. 31, 2008                                 $1
  Accrued discounts/premiums                                --
  Realized gain (loss)                                      --
  Change in unrealized appreciation
    (depreciation)                                          --
  Net purchases (sales)                                     --
  Transfers in and/or out of Level 3                        --
---------------------------------------------------------------------
Balance as of Oct. 31, 2009                                 $1
---------------------------------------------------------------------





HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
30  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $957,590,476)                942,924,467
  Affiliated money market fund (identified cost $19,763,698)           19,763,698
  Investments of cash collateral received for securities on loan
    (identified cost $254,463,125)                                    254,463,125
---------------------------------------------------------------------------------
Total investments in securities (identified cost $1,231,817,299)    1,217,151,290
Foreign currency holdings (identified cost $4,058,617)                  4,082,658
Capital shares receivable                                               4,567,473
Dividends and accrued interest receivable                               2,325,767
Receivable for investment securities sold                              12,910,606
Unrealized appreciation on forward foreign currency contracts           9,285,424
Margin deposits on futures contracts                                      337,262
---------------------------------------------------------------------------------
Total assets                                                        1,250,660,480
---------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  1,476,645
Payable for investment securities purchased                             6,452,967
Payable upon return of securities loaned                              254,463,125
Variation margin payable on futures contracts                               5,984
Unrealized depreciation on forward foreign currency contracts           2,928,457
Accrued investment management services fees                                23,954
Accrued distribution fees                                                   7,595
Accrued transfer agency fees                                                7,888
Accrued administrative services fees                                        2,152
Accrued plan administration services fees                                       3
Other accrued expenses                                                    210,611
---------------------------------------------------------------------------------
Total liabilities                                                     265,579,381
---------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $  985,081,099
---------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    1,739,268
Additional paid-in capital                                          1,332,527,501
Undistributed net investment income                                     7,204,885
Accumulated net realized gain (loss)                                 (348,205,962)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                           (8,184,593)
---------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $  985,081,099
---------------------------------------------------------------------------------
*Including securities on loan, at value                            $  236,496,703
---------------------------------------------------------------------------------




--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  31

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- OCT. 31, 2009


NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $710,323,385          125,309,364                       $5.67(1)
Class B                     $ 80,458,495           15,117,302                       $5.32
Class C                     $ 10,917,260            2,057,531                       $5.31
Class I                     $182,888,529           31,357,443                       $5.83
Class R4                    $    493,430               85,118                       $5.80
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $6.02. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  28,489,838
Income distributions from affiliated money market fund                   107,519
Income from securities lending -- net                                  1,591,355
  Less foreign taxes withheld                                         (3,167,271)
--------------------------------------------------------------------------------
Total income                                                          27,021,441
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    5,749,639
Distribution fees
  Class A                                                              1,476,812
  Class B                                                                892,831
  Class C                                                                106,186
Transfer agency fees
  Class A                                                              2,365,194
  Class B                                                                384,780
  Class C                                                                 44,034
  Class R4                                                                   227
Administrative services fees                                             651,133
Plan administration services fees -- Class R4                              1,136
Compensation of board members                                             25,639
Custodian fees                                                           149,672
Printing and postage                                                     153,950
Registration fees                                                         88,590
Professional fees                                                         58,760
Other                                                                     35,619
--------------------------------------------------------------------------------
Total expenses                                                        12,184,202
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                              (628)
--------------------------------------------------------------------------------
Total net expenses                                                    12,183,574
--------------------------------------------------------------------------------
Investment income (loss) -- net                                       14,837,867
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (347,320,588)
  Foreign currency transactions                                      (13,117,346)
  Futures contracts                                                    1,608,701
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (358,829,233)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 528,736,555
Payment from Investment Manager (Note 2)                                 628,616
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                170,535,938
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 185,373,805
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  33

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                         2009             2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  14,837,867  $    44,417,319
Net realized gain (loss) on investments                             (358,829,233)       4,632,244
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 528,736,555   (1,248,613,369)
Payment from Investment Manager (Note 2)                                 628,616               --
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      185,373,805   (1,199,563,806)
-------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain
    Class A                                                          (56,437,211)    (192,728,680)
    Class B                                                          (10,360,690)     (39,241,089)
    Class C                                                           (1,163,063)      (3,795,859)
    Class I                                                           (8,912,572)     (19,039,666)
    Class R4                                                             (50,032)        (198,579)
-------------------------------------------------------------------------------------------------
Total distributions                                                  (76,923,568)    (255,003,873)
-------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     216,524,547      116,603,860
  Class B shares                                                       3,618,486       17,615,136
  Class C shares                                                       1,095,219        3,143,630
  Class I shares                                                      64,396,411       40,256,105
  Class R4 shares                                                          3,220           17,507
Reinvestment of distributions at net asset value
  Class A shares                                                      55,384,467      188,908,979
  Class B shares                                                      10,179,725       38,640,168
  Class C shares                                                       1,126,532        3,668,735
  Class I shares                                                       8,911,919       19,037,750
  Class R4 shares                                                         49,591          196,215
Conversions from Class B to Class A
  Class A shares                                                      13,866,581       28,088,841
  Class B shares                                                     (13,866,581)     (28,088,841)
Payments for redemptions
  Class A shares                                                    (305,719,058)    (607,583,454)
  Class B shares                                                     (38,167,891)    (104,200,205)
  Class C shares                                                      (4,838,840)     (10,627,247)
  Class I shares                                                     (16,651,793)     (32,274,211)
  Class R4 shares                                                       (150,879)        (793,427)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     (4,238,344)    (327,390,459)
-------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)                             37,117               --
-------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              104,249,010   (1,781,958,138)
Net assets at beginning of year                                      880,832,089    2,662,790,227
-------------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 985,081,099  $   880,832,089
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                $   7,204,885  $     2,916,145
-------------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $5.02       $12.14      $11.00       $9.00       $7.68
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .08          .22         .18         .11         .08
Net gains (losses) (both realized and
 unrealized)                                         1.04        (6.16)       2.10        2.47        1.53
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.12        (5.94)       2.28        2.58        1.61
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --        (.13)       (.22)         --
Distributions from realized gains                    (.47)       (1.18)      (1.01)       (.36)       (.29)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.47)       (1.18)      (1.14)       (.58)       (.29)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.67        $5.02      $12.14      $11.00       $9.00
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       24.97%(a)   (53.60%)     22.31%      29.93%      21.53%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.48%        1.29%       1.38%       1.55%       1.48%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.48%        1.29%       1.38%       1.47%       1.48%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.73%        2.42%       1.54%       1.20%       1.18%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $710         $659      $2,032      $1,542        $999
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               63%          40%         28%         31%         22%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.78       $11.69      $10.63       $8.72       $7.51
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05          .15         .09         .05         .04
Net gains (losses) (both realized and
 unrealized)                                          .96        (5.88)       2.03        2.38        1.46
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.01        (5.73)       2.12        2.43        1.50
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --        (.05)       (.16)         --
Distributions from realized gains                    (.47)       (1.18)      (1.01)       (.36)       (.29)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.47)       (1.18)      (1.06)       (.52)       (.29)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.32        $4.78      $11.69      $10.63       $8.72
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       23.82%(a)   (53.90%)     21.37%      28.93%      20.52%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.25%        2.05%       2.14%       2.32%       2.25%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.25%        2.05%       2.14%       2.24%       2.25%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.03%        1.69%        .80%        .45%        .42%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $80         $113        $395        $380        $308
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               63%          40%         28%         31%         22%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
36  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.76       $11.66      $10.62       $8.71       $7.50
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04          .14         .09         .06         .05
Net gains (losses) (both realized and
 unrealized)                                          .98        (5.86)       2.03        2.37        1.45
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.02        (5.72)       2.12        2.43        1.50
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --        (.07)       (.16)         --
Distributions from realized gains                    (.47)       (1.18)      (1.01)       (.36)       (.29)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.47)       (1.18)      (1.08)       (.52)       (.29)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.31        $4.76      $11.66      $10.62       $8.71
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       24.14%(a)   (53.96%)     21.35%      29.05%      20.55%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.24%        2.04%       2.13%       2.32%       2.25%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.24%        2.04%       2.13%       2.24%       2.25%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.01%        1.68%        .82%        .44%        .40%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $11          $13         $38         $26         $17
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               63%          40%         28%         31%         22%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                                     YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $5.12       $12.30      $11.13       $9.09       $7.73
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .12          .27         .26         .14         .09
Net gains (losses) (both realized and
 unrealized)                                         1.06        (6.27)       2.09        2.52        1.56
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.18        (6.00)       2.35        2.66        1.65
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --        (.17)       (.26)         --
Distributions from realized gains                    (.47)       (1.18)      (1.01)       (.36)       (.29)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.47)       (1.18)      (1.18)       (.62)       (.29)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.83        $5.12      $12.30      $11.13       $9.09
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       25.72%(a)   (53.37%)     22.79%      30.56%      21.93%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                .83%         .84%        .97%       1.12%       1.03%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                             .83%         .84%        .97%       1.04%       1.03%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.49%        3.02%       2.18%       1.54%       1.79%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $183          $96        $196         $89         $61
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               63%          40%         28%         31%         22%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
38  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $5.10       $12.23      $11.08       $9.06       $7.72
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .10          .25         .19         .12         .09
Net gains (losses) (both realized and
 unrealized)                                         1.07        (6.20)       2.12        2.50        1.54
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.17        (5.95)       2.31        2.62        1.63
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --        (.15)       (.24)         --
Distributions from realized gains                    (.47)       (1.18)      (1.01)       (.36)       (.29)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.47)       (1.18)      (1.16)       (.60)       (.29)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.80        $5.10      $12.23      $11.08       $9.06
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       25.61%(a)   (53.27%)     22.42%      30.17%      21.69%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.14%        1.13%       1.26%       1.38%       1.31%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.00%         .87%       1.26%       1.30%       1.31%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.14%        2.75%       1.68%       1.44%       1.29%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--           $1          $2          $2          $1
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               63%          40%         28%         31%         22%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) During the year ended Oct. 31, 2009, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, the total return would have been lower by 0.08%.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Partners International Select Value Fund (the Fund) is a series of RiverSource International Managers Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource International Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in equity securities of foreign issuers that are believed to be undervalued and offer growth potential.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

At Oct. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source

--------------------------------------------------------------------------------
40  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted of multiple denominations.

ILLIQUID SECURITIES
At Oct. 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2009 was $1 representing less than 0.01% net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their

--------------------------------------------------------------------------------
42  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

PAYMENT FROM THE INVESTMENT MANAGER
During the year ended Oct. 31, 2009, the Investment Manager voluntarily reimbursed the Fund $628,616 for a loss on a trading error.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------
44  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009


                         ASSET DERIVATIVES               LIABILITY DERIVATIVES
                    ---------------------------  ------------------------------------
                      STATEMENT OF                  STATEMENT OF
                         ASSETS                        ASSETS
RISK EXPOSURE       AND LIABILITIES                AND LIABILITIES
CATEGORY                LOCATION     FAIR VALUE       LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------
Equity contracts    Net assets --                Net assets --
                    unrealized                   unrealized
                    appreciation     $   89,167* depreciation               N/A
-------------------------------------------------------------------------------------
Foreign exchange    Unrealized
  contracts         appreciation on              Unrealized
                    forward foreign              depreciation on
                    currency                     forward foreign
                    contracts         9,285,424  currency contracts   2,928,457
-------------------------------------------------------------------------------------
Total                                $9,374,591                      $2,928,457
-------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCT. 31, 2009


      AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------
                                     FORWARD
                                     FOREIGN
                                    CURRENCY
RISK EXPOSURE CATEGORY              CONTRACTS     FUTURES       TOTAL
------------------------------------------------------------------------------
Equity contracts                  $         --  $1,608,701  $  1,608,701
------------------------------------------------------------------------------
Foreign exchange contracts         (12,924,376)         --  $(12,924,376)
------------------------------------------------------------------------------
Total                             $(12,924,376) $1,608,701  $(11,315,675)
------------------------------------------------------------------------------




--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                 IN INCOME
---------------------------------------------------------------------------
                                      FORWARD
                                      FOREIGN
                                     CURRENCY
RISK EXPOSURE CATEGORY               CONTRACTS   FUTURES      TOTAL
---------------------------------------------------------------------------
Equity contracts                    $       --  $(719,721) $ (719,721)
---------------------------------------------------------------------------
Foreign exchange contracts           9,287,037         --  $9,287,037
---------------------------------------------------------------------------
Total                               $9,287,037  $(719,721) $8,567,316
---------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was $266.6 million at Oct. 31, 2009. The monthly average gross notional amount for these contracts was $154.6 million for the year ended Oct. 31, 2009. The fair value of these contracts on Oct. 31, 2009 is set forth in the table above.

FUTURES
The gross notional amount of contracts outstanding was $8.1 million at Oct. 31, 2009. The monthly average gross notional contract amount was $4.5 million for the year ended Oct. 31, 2009. The fair value of such contracts on Oct. 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.90% to 0.775% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Multi-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $1,510,778 for the year ended Oct. 31, 2009. The management fee for the year ended Oct. 31, 2009, was 0.69% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.


--------------------------------------------------------------------------------
46  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SUBADVISORY AGREEMENTS
The Investment Manager has Subadvisory Agreements with AllianceBernstein L.P., Tradewinds Global Investors, LLC and Mondrian Investment Partners Limited, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination, subject to the oversight of the Fund's Board, of the allocation that is in the best interest of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2009, other expenses paid to this company were $6,109.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. The Transfer Agent charges an annual fee of $5

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,997,000 and $139,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $519,769 for Class A, $59,785 for Class B and $949 for Class C for the year ended Oct. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R4............................................  1.00%


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4...........................................  $283




--------------------------------------------------------------------------------
48  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4...........................................  $345


Under an agreement which was effective until Oct. 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class R4............................................  1.25%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $519,671,908 and $611,722,712, respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED OCT. 31,                            2009        2008*
-------------------------------------------------------------------
CLASS A
Sold                                        45,016,385   12,710,574
Converted from Class B**                     2,606,659    3,396,474
Reinvested distributions                    12,530,422   19,535,568
Redeemed                                   (66,178,214) (71,755,987)
-------------------------------------------------------------------
Net increase (decrease)                     (6,024,748) (36,113,371)
-------------------------------------------------------------------

CLASS B
Sold                                           827,419    1,971,687
Reinvested distributions                     2,435,341    4,172,804
Converted to Class A**                      (2,773,478)  (3,564,574)
Redeemed                                    (8,933,209) (12,774,620)
-------------------------------------------------------------------
Net increase (decrease)                     (8,443,927) (10,194,703)

-------------------------------------------------------------------


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


YEAR ENDED OCT. 31,                            2009        2008*
-------------------------------------------------------------------
CLASS C
Sold                                           253,853      359,821
Reinvested distributions                       270,152      397,049
Redeemed                                    (1,114,004)  (1,342,185)
-------------------------------------------------------------------
Net increase (decrease)                       (589,999)    (585,315)
-------------------------------------------------------------------

CLASS I
Sold                                        14,139,017    4,384,472
Reinvested distributions                     1,971,664    1,936,699
Redeemed                                    (3,447,588)  (3,572,193)
-------------------------------------------------------------------
Net increase (decrease)                     12,663,093    2,748,978
-------------------------------------------------------------------

CLASS R4
Sold                                               674        1,687
Reinvested distributions                        11,020       20,063
Redeemed                                       (35,920)     (89,627)
-------------------------------------------------------------------
Net increase (decrease)                        (24,226)     (67,877)
-------------------------------------------------------------------


* Certain line items from prior year have been renamed to conform to the current year presentation.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balances are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2009, securities valued at $236,496,703, were on loan, secured by cash collateral of $254,463,125 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the

--------------------------------------------------------------------------------
50  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $1,591,355 earned from securities lending from Dec. 1, 2008 through Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Nov. 1, 2008, through Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $420,080,967 and $434,059,405, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders,

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2009.

10. PROCEEDS FROM REGULATORY SETTLEMENT

During the year ended Oct. 31, 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $37,117, which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, passive foreign investment company (PFIC) holdings, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $10,549,127 and accumulated net realized loss has been decreased by $549,127

--------------------------------------------------------------------------------
52  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



resulting in a net reclassification adjustment to increase paid-in capital by $10,000,000.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                          2009         2008
------------------------------------------------------------------
Ordinary income........................  $     1,275  $         --
Long-term capital gain.................   76,922,293   255,003,873


At Oct. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $  16,500,098
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(340,858,587)
Unrealized appreciation (depreciation)........  $ (24,827,181)


For federal income tax purposes, the Fund had a capital loss carry-over of $340,858,587 at Oct. 31, 2009, that if not offset by capital gains will expire in 2017.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

13. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in each Fund's financial statements.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc.,was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
54  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
56  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners International Select Value Fund (the Fund) (one of the portfolios constituting the RiverSource International Managers Series, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners International Select Value Fund of the RiverSource International Managers Series, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
58  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................         100%
    Dividends Received Deduction for corporations................        2.08%
    U.S. Government Obligations..................................        0.00%
    Foreign Taxes Paid...........................................   $2,440,298
    Foreign Source Income........................................  $17,301,206
CAPITAL GAIN DISTRIBUTION - the Fund designates $76,922,293 to be taxed as long-term capital gain.


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
60  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
62  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT  63

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
64  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2009 ANNUAL REPORT

RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                             S-6242 N (12/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PARTNERS INTERNATIONAL SMALL CAP FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH
OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   16

Fund Expenses Example..............   18

Portfolio of Investments...........   20

Statement of Assets and
  Liabilities......................   34

Statement of Operations............   35

Statements of Changes in Net
  Assets...........................   36

Financial Highlights...............   38

Notes to Financial Statements......   43

Report of Independent Registered
  Public Accounting Firm...........   60

Federal Income Tax Information.....   62

Board Members and Officers.........   63

Proxy Voting.......................   67




--------------------------------------------------------------------------------
      RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners International Small Cap Fund (the Fund) Class A shares gained 32.98% (excluding sales charge) for the 12-month period ended Oct. 31, 2009.

> The Fund underperformed its benchmark, the S&P Global ex-U.S. SmallCap Index
  (S&P Index), which rose 52.53% during the same period.

> The Fund underperformed its peer group, as represented by the Lipper
  International Small-Cap Funds Index, which gained 44.83% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------


                                                                  SINCE
                                                                INCEPTION
                                      1 YEAR  3 YEARS  5 YEARS   10/3/02
-------------------------------------------------------------------------
RiverSource Partners International
  Small Cap Fund
  Class A (excluding sales charge)   +32.98%   -8.20%   +1.73%    +9.33%
-------------------------------------------------------------------------
S&P Global ex-U.S. SmallCap Index
  (unmanaged)                        +52.53%   -2.80%   +8.79%   +16.06%
-------------------------------------------------------------------------
S&P Global ex-U.S. Under USD2
  Billion Index (unmanaged)          +59.63%   -0.61%   +9.60%   +17.13%
-------------------------------------------------------------------------
Lipper International Small-Cap
  Funds Index                        +44.83%   -4.67%   +7.27%   +14.76%
-------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 10/3/02)       +32.98%   -8.20%   +1.73%    +9.33%
----------------------------------------------------------------------
Class B (inception 10/3/02)       +31.98%   -8.94%   +0.95%    +8.49%
----------------------------------------------------------------------
Class C (inception 10/3/02)       +31.98%   -8.89%   +0.97%    +8.51%
----------------------------------------------------------------------
Class I (inception 3/4/04)        +33.85%   -7.79%   +2.21%    +2.13%
----------------------------------------------------------------------
Class R4 (inception 10/3/02)      +33.16%   -7.94%   +1.98%    +9.59%
----------------------------------------------------------------------

With sales charge
Class A (inception 10/3/02)       +25.34%  -10.00%   +0.54%    +8.42%
----------------------------------------------------------------------
Class B (inception 10/3/02)       +26.98%   -9.59%   +0.71%    +8.49%
----------------------------------------------------------------------
Class C (inception 10/3/02)       +30.98%   -8.89%   +0.97%    +8.51%
----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to qualifying institutional investors only.


--------------------------------------------------------------------------------
      RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                          MEDIUM   SIZE
           X              SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.






Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource Partners International Small Cap Fund is managed by two independent money management firms that each invest a portion of Fund assets in small company international stocks with the goal of providing long-term growth of capital. As of Oct. 31, 2009, Columbia Wanger Asset Management, L.P. (Columbia Wanger) managed approximately 48% of the portfolio and Batterymarch Financial Management Inc. (Batterymarch) managed approximately 52% of the portfolio. Columbia Wanger began managing its portion of the Fund on Aug. 10, 2009 when it replaced AIG Global Investment Corp. (AIG) as subadvisor on the Fund. Batterymarch served as a subadviser for the entire annual period.

At Oct. 31, 2009, approximately 50% of the Fund's shares were owned in aggregate by affiliated funds of funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Partners International Small Cap Fund may experience relatively large purchases or redemptions from affiliated funds of funds (see page 53, Class I capital share transactions, for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Partners International Small Cap Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds of funds. For more information on the Fund's expenses, see the discussions beginning on pages 18 and 49.

Effective Aug. 10, 2009, the Fund's primary benchmark, was changed from the S&P Global ex-U.S. Under USD2 Billion Index to the S&P Global ex-U.S. SmallCap Index, which more closely aligns to the Fund's investment strategy

Dear Shareholders,

RiverSource Partners International Small Cap Fund (the Fund) Class A shares gained 32.98% (excluding sales charge) for the 12 months ended Oct. 31, 2009. The Fund underperformed its benchmark, the S&P Global ex-U.S. SmallCap Index, which gained 52.53% during the same period. The Fund underperformed its peer group, as represented by the Lipper International Small-Cap Funds Index, which rose 44.83%.


--------------------------------------------------------------------------------
      RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

 COUNTRY DIVERSIFICATION(1) (at Oct. 31, 2009; %
              of portfolio assets)
------------------------------------------------
Australia                                   4.5%
------------------------------------------------
Austria                                     0.4%
------------------------------------------------
Belgium                                     1.3%
------------------------------------------------

Bermuda                                     0.2%
------------------------------------------------

Brazil                                      2.5%
------------------------------------------------

Cambodia                                    0.1%
------------------------------------------------

Canada                                      4.4%
------------------------------------------------

Chile                                       0.4%
------------------------------------------------

China                                       3.6%
------------------------------------------------

Czech Republic                              0.3%
------------------------------------------------

Denmark                                     1.4%
------------------------------------------------

Egypt                                       0.3%
------------------------------------------------

Finland                                     1.6%
------------------------------------------------

France                                      4.1%
------------------------------------------------

Germany                                     4.2%
------------------------------------------------

Greece                                      0.3%
------------------------------------------------

Hong Kong                                   3.2%
------------------------------------------------

India                                       2.8%
------------------------------------------------

Indonesia                                   0.4%
------------------------------------------------

Ireland                                     1.2%
------------------------------------------------

Israel                                      1.0%
------------------------------------------------

Italy                                       2.5%
------------------------------------------------

Japan                                      15.9%
------------------------------------------------

Luxembourg                                  0.2%
------------------------------------------------

Malaysia                                    0.2%
------------------------------------------------

Mexico                                      1.6%
------------------------------------------------

Netherlands                                 5.3%
------------------------------------------------

Norway                                      0.7%
------------------------------------------------

Peru                                        0.2%
------------------------------------------------

Philippine Islands                          0.4%
------------------------------------------------

Poland                                      0.4%
------------------------------------------------

Portugal                                    0.3%
------------------------------------------------

Singapore                                   3.3%
------------------------------------------------

South Africa                                1.9%
------------------------------------------------

South Korea                                 3.0%
------------------------------------------------



--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

 COUNTRY DIVERSIFICATION(1) (at Oct. 31, 2009; %
              of portfolio assets)
------------------------------------------------
Spain                                       1.5%
------------------------------------------------

Sweden                                      1.6%
------------------------------------------------

Switzerland                                 2.9%
------------------------------------------------

Taiwan                                      2.9%
------------------------------------------------

Thailand                                    0.2%
------------------------------------------------

Turkey                                      1.0%
------------------------------------------------

United Arab Emirates                        0.2%
------------------------------------------------

United Kingdom                             10.3%
------------------------------------------------
United States                               2.4%
------------------------------------------------
Other(2)                                    2.9%
------------------------------------------------



(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

Portfolio turnover for the period was 174%. This is a result of Batterymarch's quantitative investment process which results in higher levels of trading, as well as the mid-August change in subadvisers from AIG to Columbia Wanger.


TOP TEN HOLDINGS (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Olam Intl (Singapore)                       1.0%
------------------------------------------------

Imtech (Netherlands)                        0.8%
------------------------------------------------

Naspers Series N (South Africa)             0.8%
------------------------------------------------

Unit 4 Agresso (Netherlands)                0.6%
------------------------------------------------

Localiza Rent A Car (Brazil)                0.6%
------------------------------------------------

Kansai Paint (Japan)                        0.6%
------------------------------------------------

Suzano Papel e Celulose (Brazil)            0.6%
------------------------------------------------

Hexagon Series B (Sweden)                   0.6%
------------------------------------------------

Serco Group (United Kingdom)                0.6%
------------------------------------------------

Ten Cate (Netherlands)                      0.5%
------------------------------------------------



Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
      RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
AIG (from Nov. 1, 2008 -- Aug. 9, 2009): We believe the underperformance in our portion of the Fund was due in large part due to the exceptional market conditions during the period under review. The past year has been characterized by high levels of market volatility, headline grabbing macroeconomic and corporate events, and extremes in investor behavior. During this time the market experienced a dramatic selloff, followed by an equally dramatic rebound that commenced in March 2009. One of the most striking features of the period has been the lack of consistency in market and investor returns; both value and growth investors in turn have seen extremes of both outperformance as well as underperformance in what we would argue has been a unique set of market conditions.

The final months of 2008 saw our portion of the Fund perform broadly in-line with the benchmark. The main contributors to performance were our underweight position in European consumer discretionary companies, overweight position in the Asian consumer discretionary sector, and positive stock selection in Asian industrials. The main detractor from performance in November and December was from European industrials, where, despite a positive contribution from stock selection, the currency effects of a weak British pound were a drag on performance. Stock selection in Japanese industrials and European consumer staples stocks was also a negative contributor to performance.

Our portion of the Fund outperformed our benchmark in the first quarter of 2009, despite highly volatile market conditions. The outperformance was a reflection of our defensive positioning. When the markets began to rally in mid
March -- when several U.S. banks unexpectedly announced a return to profitability -- we were not convinced, given several false starts by the market in 2008. Consequently, there was dramatic sector rotation out of defensive sectors and into more economically sensitive ones. The rotation was so extreme that, by the end of March, the market had recovered almost half of its year-to-date losses. During the quarter, contributors to performance were our underweight position in European financials and the over-weight in Asian IT and industrials stocks.

In the second quarter of 2009, our portion of the Fund significantly lagged the benchmark. The market continued to rally strongly in April,

--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


led by positive macroeconomic data: a slower rate of decline in global economic growth, a pick-up in the rate of Chinese economic growth, and a better than expected first quarter 2009 earnings season. Subsequent earnings upgrades by analysts, often incorporating lower risk premia and/or a reversion to mid-cycle multiples, occurred against a backdrop of narrowing credit spreads and enhanced companies' ability to finance their balance sheets and working capital. In retrospect, we were clearly too defensively positioned, particularly in Europe where our initial skepticism had made us too cautious.

By May the market rally had gained credibility and we increased our investments in early cycle businesses at the expense of defensive stocks. The market was further supported by a positive conclusion to the U.S. banks' stress test and further signs of economic green shoots due to the positive effects of monetary and fiscal stimulus packages. The tangible signs of an economic recovery had a significant impact on investor sentiment.

Attribution analysis shows that it was primarily our defensive positioning in Europe in April and May which hurt performance in the second quarter, specifically our poor stock selection in industrials, consumer discretionary and the materials sectors. In June, however, we saw the benefit of our portfolio rebalancing.

A positive return in Japan, as well as the continued market rally, enabled us to outperform in July where our overweight in the consumer discretionary and underweight in materials sectors drove performance.



  Despite recent investor preference for stocks with weak fundamentals, we continue to believe that the market will reward fundamentally sound stocks over the longer term.
  -- Batterymarch






--------------------------------------------------------------------------------
      RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

BATTERYMARCH: Our portion of the Fund's portfolio rose nearly 40% for the one-year period ended October 31, 2009, but suffered considerable underperformance compared with the benchmark, in a tumultuous period for global economies and equity markets.

The most significant period of underperformance occurred from January to June 2009. During January and February, most developed markets and sectors experienced deeply negative returns amid uncertainty about the health of the global financial system. A rebound was sparked in early March. Many market observers saw a classic bear market rally, as a narrow range of stocks that had been the most beaten down were among the biggest winners throughout the period. Volatility remained significant through June.

Batterymarch's investment process favors fundamentally sound stocks that look attractive from multiple perspectives. This preference for high-quality stocks detracted from performance over the rally period, particularly in the earlier months. Ordinarily, we expect that stocks with the strongest fundamentals will be rewarded. During this rally, however, lower-quality names with high debt levels and poor prior performance rebounded sharply, often outperforming more fundamentally sound stocks by huge margins. The extent of this disconnect, coupled with dramatic shifts in market sentiment, had a significant impact on our stock selection process. Thus stock selection detracted substantially from relative performance across regions, most notably in Japan.

In addition, the smallest stocks in the benchmark, which often do not meet our liquidity requirements, outperformed. The change of benchmark in August to the S&P Global ex-US Small Cap Index helped to reduce this impact on the portfolio as the new benchmark has significantly less exposure to the smallest, most illiquid names.

The rally, with a pause in June, lasted through September. Throughout this time, equity market advances were chiefly supported by deep value stocks. As a result, Batterymarch's investment process continued to have difficulty, although to a lesser degree in the later months as the outperformance of low-quality stocks subsided.

Despite recent investor preference for stocks with weak fundamentals, we continue to believe that the market will reward fundamentally sound

--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


stocks over the longer term. During the last several months, as market returns have moderated and investors have begun again to reward stocks with superior fundamental characteristics, the portfolio's relative performance has improved.

COLUMBIA WANGER (from Aug. 10, 2009 -- Oct. 31, 2009): On a regional basis, the portfolio benefited from strong security selection in Japan as well as an underweight relative to the benchmark as the country was a notable laggard for the period. Japan is a significant portion of our investment universe but we have had a harder time finding compelling companies in a country where the demographic trends are not supportive of domestic demand, and where we believe companies are not always managed in the best interests of shareholders, even though they may be quite commercially successful in expert markets.

The portfolio also benefited from stock selection in the emerging markets of Asia ex-Japan and Latin America. The largest contributor for the period was South African company NASPERS. Naspers provides media in Africa and other emerging markets and its stock gained 26% on increases in its subscriber base. LOCALIZA RENT A CAR, the leader in the growing Brazilian car-rental market gained 19%. The company was able to weather the tight credit markets by extending the life of its car fleet and is gaining market share from weaker mom-and-pop competitors.

The portfolio also had strong relative returns from industrial and energy stocks. Several European industrial holdings exhibited strong returns in the market recovery. HEXAGON, a Swedish maker of measurement equipment rose 27% during the period. SERCO GROUP, a UK-based facilities management firm rose 22% after announcing it won multiple government bids. Many of the portfolio's industrial companies were able to reduce costs during the downturn and appear well positioned for a rebound in demand for their services.

The portfolio was advantageously positioned with an emphasis on oil-service, as offshore service company FUGRO gained 19% and offshore drilling platform provider ATWOOD OCEANICS rose 25%.

There were no major detractors from a positioning standpoint during the period. The detractors were mainly holdings that had stock-specific issues. EUROFINS SCIENTIFIC is a French operator of food screening and testing

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------


laboratories. Management has been aggressively buying smaller competitors with plans to consolidate assets and improve the operational focus and scope at individual sites. The up-front costs have been considerable and, combined with weaker demand, the company's net profit was nearly annihilated in the first half of 2009 causing the stock to slide 22%.

CHANGES TO THE FUND'S PORTFOLIO
AIG (from Nov. 1, 2008 -- Aug. 9, 2009): In April 2009, when it was clear we were too defensively positioned for a rising market, especially in Europe, we invested in stocks we believed would most likely benefit from a recovery in economic activity. We purchased "quality" stocks, focusing on those trading at attractive valuations compared to the market with significant upside potential. In particular, we favored self-help restructuring stories. In the industrials sector we divested defensive stocks such as railway infrastructure stocks VOSSLOH and FAIVELEY, and defense companies ULTRA ELECTRONICS and CHEMRING GROUP, adding more operationally geared stocks such as COOKSON GROUP, HEXAGON, Andritz and AUTOLIV. In the financials sector, we sold defensive plays such as debt collection agency INTRUM JUSTITIA, and purchased asset managers BLUEBAY, AZIMUT and PARTNERS GROUP, and the Spanish and Greek stock exchanges. In the consumer discretionary sector we sold defensive companies such as German optical retailer FIELMANN, and purchased consumer recovery plays such as leisure stock RESTAURANT GROUP, French property developer NEXITY, and media company PREMIERE AG (pay TV).

BATTERYMARCH: Our investment process focuses first on stock selection and then on the relative weighting of regions and sectors. We maintain a balance of size and sector for the portfolio across regions through the combination of portfolio construction rules and sector ranks. As a result, the portfolio was broadly diversified across regions and sectors, with underweight and overweight positions within 3% of the benchmark.

For the year under review, Japan was a major source of underperformance. During the year, we conducted extensive research on our Japanese stock selection process and identified several areas for enhancement. We supplemented our earnings estimates with an additional estimate provider to offset the recent drop in coverage of Japanese stocks by sell-side firms, which helped to expand our investable universe and improve factor performance. Additionally, we completed research on

--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


incorporating custom Japanese sector peer groups based on the methodology used by local data providers and modeled on local investor perceptions of comparable stocks. The enhancements to our process in Japan have improved relative portfolio returns in that market.

COLUMBIA WANGER: The fund has been active since mid-August 2009 but there have been no significant changes.

OUR FUTURE STRATEGY
BATTERYMARCH: Signs indicate that economic weakness is abating and growth expectations are improving, particularly looking forward to 2010. Estimate revisions have been turning positive and merger and acquisition activity has restarted. However, the economic news is not uniformly positive, the banking system has not completely recovered and commercial real estate has continued to weaken across markets. Moreover, there is an expectation that the recovery may be anemic, and that the market rebound has been fueled by such factors as governments' massive liquidity injections and stimulus plans.

Equity investors are attempting to reconcile signs of growth and economic improvement with the problems that persist such as continuing unemployment. The value spread has recently narrowed, removing potential fuel for a continued value run, which we believe bodes well for a more balanced and broadened equity market going forward. While the market is beginning to reward those stocks with attractive characteristics, such a movement needs to be sustained for fundamentally-based investors to be rewarded.

Our portion of the Fund is invested in what we believe are high-quality stocks that rank attractively, relative to their peers, and the characteristics of the portfolio continue to compare favorably with the benchmark, with a lower 12-month forward price-to-earnings ratio (PE) -- 11.2x compared with 13.4x. The portfolio remains broadly diversified across regions and sectors, with an overweight in emerging markets and an underweight in continental Europe. From a sector perspective, the consumer staples sector was the largest overweight while industrials was the largest underweight. We continue to carefully monitor risk exposures as prescribed by our investment process.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  13

MANAGER COMMENTARY (continued) -------------------------------------------------

COLUMBIA WANGER: We continue to favor industrial companies in the developed markets, particularly in Europe. Within emerging markets, our focus is on companies that we believe are benefiting from growth in local economies. Specifically, companies involved in health care, education, infrastructure and financial services that are aiming to improve the life of the emerging consumer are particularly attractive.


           (SAMPLE LOGO)                          (SAMPLE LOGO)
                                              COLUMBIA WANGER ASSET
       BATTERYMARCH FINANCIAL                    MANAGEMENT, L.P.
          MANAGEMENT INC.




Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners International Small Cap Fund Class A shares (from 10/3/02 to 10/31/09) as compared to the performance of the S&P Global ex-U.S. SmallCap Index, the S&P Global ex-U.S. Under USD2 Billion Index and the Lipper International Small-Cap Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2009
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    10/3/02
RIVERSOURCE PARTNERS INTERNATIONAL SMALL
CAP FUND (INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $12,534    $7,291   $10,271    $17,717
-------------------------------------------------------------------------------------------
     Average annual total return                    +25.34%   -10.00%    +0.54%     +8.42%
-------------------------------------------------------------------------------------------
S&P GLOBAL EX-U.S. SMALLCAP INDEX(1)
     Cumulative value of $10,000                    $15,253    $9,183   $15,239    $28,694
-------------------------------------------------------------------------------------------
     Average annual total return                    +52.53%    -2.80%    +8.79%    +16.06%
-------------------------------------------------------------------------------------------
S&P GLOBAL EX-U.S. UNDER USD2 BILLION INDEX(2)
     Cumulative value of $10,000                    $15,963    $9,817   $15,814    $30,625
-------------------------------------------------------------------------------------------
     Average annual total return                    +59.63%    -0.61%    +9.60%    +17.13%
-------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX(3)
     Cumulative value of $10,000                    $14,483    $8,663   $14,205    $26,491
-------------------------------------------------------------------------------------------
     Average annual total return                    +44.83%    -4.67%    +7.27%    +14.76%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND LINE GRAPH)

                  RIVERSOURCE PARTNERS
                   INTERNATIONAL SMALL
                        CAP FUND                                    S&P GLOBAL
                         CLASS A              S&P GLOBAL           EX-U.S. UNDER      LIPPER INTERNATIONAL
                     (INCLUDES SALES       EX-U.S. SMALLCAP        USD2 BILLION          SMALL-CAP FUNDS
                         CHARGE)                INDEX(1)              INDEX(2)               INDEX(3)
                  --------------------    ------------------    ------------------    --------------------
10/3/02              $    9,425             $   10,000            $   10,000             $   10,000
10/02                     9,751                 10,377                10,268                 10,209
1/03                      9,732                 10,458                10,603                 10,298
4/03                     10,536                 11,130                11,114                 10,964
7/03                     12,318                 12,976                13,167                 12,774
10/03                    14,272                 15,252                15,775                 15,139
1/04                     15,623                 17,080                17,524                 16,948
4/04                     15,911                 17,495                18,086                 17,439
7/04                     15,561                 17,422                17,864                 17,408
10/04                    16,261                 18,826                19,364                 18,647
1/05                     18,139                 21,517                22,175                 21,336
4/05                     17,704                 21,306                22,013                 21,289
7/05                     18,986                 22,783                23,709                 22,827
10/05                    19,137                 23,494                24,559                 23,598
1/06                     21,905                 28,056                29,399                 27,935
4/06                     23,620                 30,816                31,887                 31,165
7/06                     21,414                 28,658                28,930                 28,354
10/06                    22,908                 31,242                31,193                 30,577
1/07                     25,680                 34,467                34,360                 33,912
4/07                     28,184                 38,140                38,085                 36,914
7/07                     29,498                 39,341                40,541                 38,206
10/07                    31,421                 41,924                42,872                 40,930
1/08                     24,276                 34,182                34,787                 32,846
4/08                     25,846                 36,221                36,742                 34,590
7/08                     22,952                 32,341                32,693                 30,706
10/08                    13,323                 18,813                19,184                 18,288
1/09                     12,591                 17,820                18,568                 17,131
4/09                     13,148                 20,513                21,601                 19,132
7/09                     16,426                 25,880                27,914                 24,295
10/09                    17,717                 28,694                30,625                 26,491




(1) The S&P Global ex-U.S. SmallCap Index, an unmanaged benchmark, measures the small stock component of the S&P Global-ex US Broad Market Index. The benchmark consists of the bottom 15% of float-adjusted market capitalization stocks within developed and emerging markets globally (excluding the US).
(2) The S&P Global ex-U.S. Under USD 2 Billion Index, an unmanaged market capitalization weighted benchmark, measures the small stock component of the Salomon Smith Barney Global Equity Index, which includes developed and emerging market countries globally excluding the U.S. Within each country, those stocks falling under a two billion dollar market cap of the available market capital in each country form the universe. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Lipper International Small-Cap Funds Index includes the 30 largest international small-cap funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The Fund's investment manager recommended to the Fund's Board that the Fund change its comparative index from the S&P Global ex-U.S. Under USD2 Billion Index to the S&P Global ex-U.S. SmallCap Index. The investment manager made this recommendation because the new index more closely aligns to the Fund's investment strategy. Based on this recommendation, on August 10, 2009, the S&P Global ex-U.S. Under USD2 Billion Index was replaced with the S&P Global ex-U.S. SmallCap Index, which will be used as the Fund's primary benchmark going forward. Information on both indices will be included for a one year transition period. In the future, however, only the S&P Global ex-U.S. SmallCap Index will be included.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  17

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,347.50        $ 9.65(c)      1.64%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.85        $ 8.29(c)      1.64%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,341.60        $14.15         2.41%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,012.99        $12.16         2.41%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,345.30        $14.11(c)      2.40%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.04        $12.11(c)      2.40%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,352.50        $ 7.08(c)      1.20%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.05        $ 6.07(c)      1.20%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,349.10        $ 8.60(c)      1.46%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.75        $ 7.38(c)      1.46%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2009: +34.75% for Class A, +34.16% for Class B, +34.53% for Class C, +35.25% for Class I and +34.91% for Class R4.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.75% for Class A, 2.51% for Class C, 1.30% for Class I and 1.60% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2009. Had this change been in place for the entire six month period ended Oct. 31, 2009, the actual expenses paid would have been $9.59 for Class A, $14.05 for Class C, $7.02 for Class I and $8.54 for Class R4; the hypothetical expenses paid would have been $8.24 for Class A, $12.06 for Class C, $6.02 for Class I and $7.33 for Class R4.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (97.7%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (4.5%)
Ardent Leisure Group                                    77,503                $93,324
Australian Stock Exchange                                5,200(g)             156,685
AWB                                                     85,400                 93,204
Billabong Intl                                          15,400(g)             142,420
Bradken                                                 18,256                100,353
Challenger Financial Services Group                     48,492                159,383
Cochlear                                                 2,000(g)             114,550
Emeco Holdings                                         272,274                210,434
Energy Resources of Australia                            5,850                120,756
Goodman Fielder                                            700                  1,004
ING Industrial Fund Unit                               261,189(g)             117,937
Kagara                                                  90,000(b)              79,283
Kingsgate Consolidated                                  19,900                134,165
MacArthur Coal                                          13,809                103,386
Macmahon Holdings                                      125,900                 62,809
Neptune Marine Services                                160,974(b)             105,215
NRW Holdings                                           132,860                190,790
Perpetual                                                5,100                169,865
Seek                                                     5,000                 26,863
Sigma Pharmaceuticals                                  173,334                145,022
Sino Gold Mining                                        53,374(b)             313,171
South Australian Coal                                    8,129(b)                 709
Straits Resources                                       48,008                 67,740
United Group                                             8,500                102,180
                                                                      ---------------
Total                                                                       2,811,248
-------------------------------------------------------------------------------------

AUSTRIA (0.4%)
Andritz                                                  3,357                184,850
EVN                                                      2,600                 49,139
                                                                      ---------------
Total                                                                         233,989
-------------------------------------------------------------------------------------

BELGIUM (1.3%)
Compagnie d'Entreprises                                  2,341                133,252
Deceuninck                                               8,300(b)              16,977
Eurofins Scientific                                      1,500                 68,192
Mobistar                                                 1,700                116,774
Nyrstar                                                  6,507(b)              75,841
Omega Pharma                                             4,910                241,470
Telenet Group Holding                                    5,600(b)             149,243
                                                                      ---------------
Total                                                                         801,749
-------------------------------------------------------------------------------------

BERMUDA (0.2%)
Signet Jewelers                                          6,046                152,644
-------------------------------------------------------------------------------------

BRAZIL (2.6%)
Confab Industrial                                       58,400                171,833
Equatorial Energia                                       9,600                 91,120
Localiza Rent A Car                                     40,000                419,199
Minerva                                                 26,300(b)              92,323
Natura Cosmeticos                                       15,000                269,753
Suzano Papel e Celulose                                 45,029                391,590
Vivo Participacoes                                       6,300                153,448
                                                                      ---------------
Total                                                                       1,589,266
-------------------------------------------------------------------------------------

CAMBODIA (0.1%)
NagaCorp                                               544,000                 67,988
-------------------------------------------------------------------------------------

CANADA (4.3%)
Alimentation Couche-Tard                                 7,800                136,783
Baytex Energy Trust Unit                                 2,500                 61,178
Capstone Mining                                         48,300(b)             130,239
CCL Inds Cl B                                            8,600                178,369
Corus Entertainment Series B                             8,600                141,282
Cott                                                    15,600(b)             123,313
Enerflex Systems Income Fund Unit                       12,800                168,437
First Quantum Minerals                                   2,200                150,379
Gammon Gold                                             17,600(b)             142,861
Home Capital Group                                       5,600                188,753
Horizon North Logistics                                 15,200(b)              20,353
IAMGOLD                                                  7,400                 98,061


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
CANADA (CONT.)
Ivanhoe Mines                                            5,000(b,g)           $53,850
Ivanhoe Mines                                            5,700(b)              61,374
Linamar                                                  6,300                 87,847
Mercator Minerals                                       28,800(b)              64,892
Methanex                                                 4,700                 80,988
Northgate Minerals                                      35,100(b)              89,784
Pan Orient Energy                                        7,000(b)              32,127
Quebecor Cl B                                            3,100                 63,294
Ritchie Bros Auctioneers                                 3,000(g)              65,760
ShawCor Cl A                                            12,734                331,138
Tesco                                                    2,200(b)              19,096
Uranium One                                             20,500(b)              58,117
Western Coal                                            28,300(b)              73,174
WestJet Airlines                                        10,200(b)             103,046
                                                                      ---------------
Total                                                                       2,724,495
-------------------------------------------------------------------------------------

CHILE (0.4%)
SQM ADR                                                  6,441                236,707
-------------------------------------------------------------------------------------

CHINA (3.7%)
Beijing Capital Land Series H                          188,000                 78,835
China Citic Bank Series H                              212,000(g)             158,694
China Natl Building Material Series H                   66,000(g)             141,707
China Shanshui Cement Group                            185,000                132,104
China Shipping Container Lines Series H                352,000(b)             125,974
China Shipping Development Series H                     60,000                 84,219
China Vanke Series B                                   105,200                130,124
China Yurun Food Group                                  90,000                184,979
Dongfeng Motor Group                                   166,000                197,366
Intime Department Store Group                          225,000                157,810
Jiangsu Expressway Series H                            246,000                218,766
Mindray Medical Intl ADR                                 5,400(g)             165,942
New Oriental Education & Technology Group ADR            2,900(b,g)           202,536
Shandong Weigao Group Medical Polymer                   36,800                130,071
Sichuan Expressway Series H                            222,000                 95,658
VisionChina Media ADR                                    6,700(b)              56,012
                                                                      ---------------
Total                                                                       2,260,797
-------------------------------------------------------------------------------------

CZECH REPUBLIC (0.3%)
Komercni Banka                                             870                170,855
-------------------------------------------------------------------------------------

DENMARK (1.4%)
GN Store Nord                                           14,479(b)              81,305
H Lundbeck                                               9,400                182,085
Novozymes Series B                                       2,284                208,954
Royal Unibrew                                            2,878(b)              83,738
Sydbank                                                  5,400(b)             132,091
TrygVesta                                                2,200                158,545
                                                                      ---------------
Total                                                                         846,718
-------------------------------------------------------------------------------------

EGYPT (0.3%)
Al EZZ Steel Rebars                                     27,714                 81,216
Telecom Egypt                                           28,386                 92,086
                                                                      ---------------
Total                                                                         173,302
-------------------------------------------------------------------------------------

FINLAND (1.6%)
Huhtamaki                                               12,270                165,833
Poyry                                                   12,503                184,970
Ramirent                                                16,700(b)             166,093
Stockmann Series B                                      10,588                271,208
Tieto                                                    9,360                186,918
                                                                      ---------------
Total                                                                         975,022
-------------------------------------------------------------------------------------

FRANCE (4.2%)
BIC                                                      2,655                184,248
Carbone Lorraine                                         4,076                139,643
Derichebourg                                            15,400                 75,601
Eutelsat Communications                                  4,050                128,714
Havas                                                   33,400                126,932
Hi-Media                                                 6,700(b)              47,757
Michelin Series B                                        1,950(g)             144,436
Neopost                                                  2,268                198,461
Nexans                                                   1,576                111,277
Norbert Dentressangle                                    1,285                 88,659
PagesJaunes Groupe                                       8,100                 99,239


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
FRANCE (CONT.)
Pierre & Vacances                                        1,800               $148,328
Publicis Groupe                                          3,000(g)             113,981
Rallye                                                   3,698                125,541
Rhodia                                                   9,219(b)             135,829
Rubis                                                    1,200                110,158
Saft Groupe                                              3,600                186,896
SEB                                                      2,500                139,131
Technip                                                  2,017                126,530
Zodiac                                                   4,100                138,281
                                                                      ---------------
Total                                                                       2,569,642
-------------------------------------------------------------------------------------

GERMANY (4.3%)
Adidas                                                   2,700(g)             124,999
CTS Eventim                                              5,058                257,060
Deutsche Beteiligungs                                    2,400(g)              54,877
Dialog Semiconductor                                     3,500(b)              30,349
ElringKlinger                                            5,600(g)             110,037
Fresenius Medical Care & Co                              3,000(g)             145,093
GERRY WEBER Intl                                         6,250                198,336
Hannover Rueckversicherung                               4,271(b)             193,657
Infineon Technologies                                   60,232(b,g)           272,079
Kloeckner & Co                                           4,501(b)              97,751
Lanxess                                                  2,510                 78,898
Rational                                                 1,045(g)             149,249
Rhon-Klinikum                                            6,536                157,909
Salzgitter                                               1,435(g)             129,120
Suedzucker                                               4,252                 87,882
Takkt                                                    4,700                 51,856
Tognum                                                   6,100(g)              93,755
Vossloh                                                  1,800(g)             177,350
Wincor Nixdorf                                           2,400                140,346
Wirecard                                                 5,700                 72,970
                                                                      ---------------
Total                                                                       2,623,573
-------------------------------------------------------------------------------------

GREECE (0.3%)
Intralot-Integrated Lottery Systems &
 Services                                               26,400                168,066
-------------------------------------------------------------------------------------

HONG KONG (3.3%)
China Green Holdings                                   225,000                197,388
Comba Telecom Systems Holdings                          74,800                 76,469
Geely Automobile Holdings                              200,000                 72,316
Great Eagle Holdings                                    66,000                174,102
Hong Kong Exchanges and Clearing                        19,200                337,975
Hopson Development Holdings                             64,000                111,999
Johnson Electric Holdings                              262,000(b)             115,074
Lifestyle Intl Holdings                                165,500                265,965
Midland Holdings                                       158,000                134,691
Noble Group                                             99,000                180,966
Peace Mark Holdings                                     92,000(b,d,e,f)            --
Ports Design                                            41,000                110,492
REXCAPITAL Financial Holdings                        1,910,000                168,028
Wasion Group Holdings                                   91,500                 76,092
                                                                      ---------------
Total                                                                       2,021,557
-------------------------------------------------------------------------------------

INDIA (2.8%)
Asian Paints                                             7,800                271,459
Balrampur Chini Mills                                   30,119                 94,174
Educomp Solutions                                       11,000                185,207
Emco                                                    44,300                 76,345
Housing Development & Infrastructure                    11,019(b)              72,966
Housing Development Finance                              3,250                181,839
India Infoline                                          23,997                 64,892
IVRCL Infrastructures & Projects                         8,537                 62,100
Jain Irrigation Systems                                  2,800                 45,217
Mahindra & Mahindra                                      6,800                131,565
Mundra Port and Special Economic Zone                   12,100                127,447
Patel Engineering                                       10,000                 95,175
Shriram Transport Finance                               16,300                134,900
Voltas                                                  24,500                 81,107
Yes Bank                                                18,240(b)              90,842
                                                                      ---------------
Total                                                                       1,715,235
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INDONESIA (0.4%)
Perusahaan Gas Negara                                  550,000               $204,219
Semen Gresik                                            96,500                 68,054
                                                                      ---------------
Total                                                                         272,273
-------------------------------------------------------------------------------------

IRELAND (1.2%)
DCC                                                      5,400                142,177
Irish Life & Permanent                                  20,319                146,919
Paddy Power                                              2,700                 85,482
Smurfit Kappa Group                                     12,600(b)              98,042
United Drug                                             80,200                264,264
                                                                      ---------------
Total                                                                         736,884
-------------------------------------------------------------------------------------

ISRAEL (1.0%)
Bezeq Israeli Telecommunication                         65,204                145,663
Cellcom Israel                                           3,500                104,315
Israel Chemicals                                        21,634                252,947
Israel Discount Bank Series A                           69,022(b)             131,890
                                                                      ---------------
Total                                                                         634,815
-------------------------------------------------------------------------------------

ITALY (2.5%)
ACEA                                                     4,583                 53,607
Amplifon                                                37,697(b)             146,450
Compagnie Industriali Riunite                           74,401(b)             167,392
Credito Emiliano                                        20,700(b)             135,000
Danieli & C. Officine Meccaniche                         6,567                164,871
Esprinet                                                11,051                110,719
Impregilo                                               43,897                149,896
Maire Tecnimont                                         31,900                132,152
Piaggio Group                                           32,054(g)              81,456
Prysmian                                                 6,900                121,310
Recordati                                               27,200                211,002
Terna -- Rete Elettrica Nationale                       20,800                 82,459
                                                                      ---------------
Total                                                                       1,556,314
-------------------------------------------------------------------------------------

JAPAN (15.9%)
77 Bank                                                  9,000                 51,798
AEON Delight                                            11,200                171,727
AEON Mall                                                7,500                157,167
Aichi Steel                                             44,000                210,618
Ain Pharmaciez                                           4,900                145,276
Alpen                                                    4,500                 82,956
AS ONE                                                   2,300                 42,447
Asics                                                   15,400                137,282
Benesse Holdings                                         3,100                136,696
Cawachi                                                  7,400                153,539
Chugoku Marine Paints                                   16,000(g)             112,227
Chuo Mitsui Trust Holdings                              23,900                 87,286
Circle K Sunkus                                          4,700                 64,522
COMSYS Holdings                                         10,000                 98,838
Daiichikosho                                            16,000                185,501
Daimei Telecom Engineering                               8,600                 72,424
Daiseki                                                  5,700                112,018
Doutor Nichires Holdings                                 5,500                 79,605
eAccess                                                    130                 91,182
Edion                                                   12,100(g)              97,734
Fuji Oil                                                 5,400                 81,524
Fuji Seal Intl                                           2,800                 56,609
Fujikura                                                14,000                 67,506
Fukuoka REIT                                                23                131,801
Glory                                                    6,400                140,833
Hamamatsu Photonics                                      4,000(g)              99,655
Hogy Medical                                             1,400                 75,257
Honeys                                                  10,320                 69,534
Hosiden                                                  5,200(g)              62,975
Ibiden                                                   4,600                164,701
Icom                                                     1,200                 28,980
IT Holdings                                              4,700                 57,926
Jupiter Telecommunications                                 236                215,724
Kakaku.com                                                  20                 73,138
Kaken Pharmaceutical                                    11,000                 99,541
Kamigumi                                                23,700                178,035
Kandenko                                                16,000                 98,687
Kanematsu                                              103,000(b)              84,687
Kansai Paint                                            48,900                413,802
Kenedix                                                    170(b)              67,331
Kintetsu World Express                                   5,200                120,872
Kumagai Gumi                                            99,000(b)              70,062
Kyowa Exeo                                              16,000(g)             146,551
Leopalace21                                              7,400                 40,044
Maeda Road Construction                                 12,000                 97,818


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
JAPAN (CONT.)
Makita                                                   4,300               $142,510
Maruetsu                                                22,000(g)             101,563
Megachips                                                2,000                 33,121
Megane TOP                                               5,000(g)              86,134
Miraca Holdings                                          5,500                177,882
MIURA                                                    4,300(g)             120,089
Morinaga Milk Industry                                  34,000(g)             158,644
Musashi Seimitsu Industry                                1,800                 37,352
Nakanishi                                                1,500                128,901
Net One Systems                                             84                110,126
Nippon Accommodations Fund                                  17(g)              93,937
Nippon Residential Investment                               92                242,978
Nishimatsuya Chain                                      10,200                102,163
Nishi-Nippon City Bank                                  61,000                150,912
NS Solutions                                             5,100                 93,314
Okinawa Electric Power                                   2,370                127,650
Olympus                                                  3,700                115,495
ORIX JREIT                                                  35                160,318
Osaka Securities Exchange                                   32                153,571
Pacific Golf Group Intl Holdings                            86                 58,994
POINT                                                    5,440(g)             321,586
Prima Meat Packers                                      90,000                104,133
Rohto Pharmaceutical                                    15,100                193,101
San-in Godo Bank                                         8,000                 69,566
Seven Bank                                                  79(g)             193,001
Shinsei Bank                                            89,000(b)             119,642
So-net Entertainment                                        42(g)              91,654
Suruga Bank                                             12,500                112,941
Tamron                                                   6,000(g)              65,372
TBK                                                     35,000                 58,747
TOC                                                      3,000                 14,071
Toho Gas                                                20,000(g)             103,720
Topy Inds                                               26,000                 50,468
Torishima Pump Mfg                                       4,000(g)              69,411
Toyo Tanso                                                 840(g)              41,523
Tsumura & Co                                             2,700                 92,916
Unicharm PetCare                                         3,000(g)             106,023
United Arrows                                           16,600(g)             168,751
Ushio                                                    6,800                106,906
Valor                                                   18,000                154,449
Wacom                                                       53                117,967
ZENRIN                                                   5,300                 77,610
                                                                      ---------------
Total                                                                       9,863,648
-------------------------------------------------------------------------------------

LUXEMBOURG (0.2%)
SES FDR                                                  5,300                114,827
-------------------------------------------------------------------------------------

MALAYSIA (0.2%)
IJM                                                     78,260                109,240
-------------------------------------------------------------------------------------

MEXICO (1.6%)
Coca-Cola Femsa ADR                                      1,900                102,486
Corporacion GEO Series B                                74,800(b)             196,945
Grupo Aeroportuario del Sureste ADR                      5,230                212,809
Mexichem                                               141,270                224,779
Urbi Desarrollos Urbanos                               132,000(b)             253,136
                                                                      ---------------
Total                                                                         990,155
-------------------------------------------------------------------------------------

NETHERLANDS (5.3%)
Aalberts Inds                                           12,641                158,362
Accell Group                                             2,500                121,805
AerCap Holdings                                         12,400(b,g)           103,912
Arcadis                                                 13,400                267,842
ASM Intl                                                 6,000                121,556
BinckBank                                               11,235                222,238
Core Laboratories                                          400                 41,720
Fugro                                                    5,499                306,255
Grontmij                                                   718                 19,762
Imtech                                                  21,403                543,995
Koninklijke Vopak                                        3,750(b)             252,976
Qiagen                                                   4,999(b)             103,802
Smit Intl                                                1,850                145,404
SNS Reaal                                               13,718(b)              96,952
Ten Cate                                                15,753(g)             368,752
Unit 4 Agresso                                          18,500(b)             439,571
                                                                      ---------------
Total                                                                       3,314,904
-------------------------------------------------------------------------------------

NORWAY (0.7%)
Atea                                                    17,200                112,952
Tandberg                                                 4,500                120,451
TGS NOPEC Geophysical                                   11,600(b)             176,009
                                                                      ---------------
Total                                                                         409,412
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

PERU (0.2%)
Hochschild Mining                                       21,900                $98,388
-------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.4%)
Alliance Global Group                                1,469,000(b)             130,544
Robinsons Land                                         379,200                 96,258
                                                                      ---------------
Total                                                                         226,802
-------------------------------------------------------------------------------------

POLAND (0.4%)
Getin Holding                                           31,657(b)              90,183
KGHM Polska Miedz                                        5,431                182,988
                                                                      ---------------
Total                                                                         273,171
-------------------------------------------------------------------------------------

PORTUGAL (0.3%)
Mota Engil                                              18,484                109,787
Redes Energeticas Nacionais                             13,700                 60,069
                                                                      ---------------
Total                                                                         169,856
-------------------------------------------------------------------------------------

SINGAPORE (3.3%)
Ascendas Real Estate Investment Trust                  161,000                209,310
CDL Hospitality Trusts                                 225,000                251,912
CH Offshore                                            261,700                127,178
Mapletree Logistics Trust                              560,000                298,152
Olam Intl                                              345,000(g)             662,402
SembCorp Marine                                         35,000                 85,389
Singapore Exchange                                      52,000                294,737
Suntec REIT                                            109,000                 92,738
                                                                      ---------------
Total                                                                       2,021,818
-------------------------------------------------------------------------------------

SOUTH AFRICA (1.9%)
Barloworld                                              22,364                139,556
Group Five                                              27,200                139,297
Hyprop Investments                                      20,893                121,357
Mr Price Group                                          35,400                162,102
Naspers Series N                                        14,360                518,816
Randgold Resources ADR                                   1,600                106,736
                                                                      ---------------
Total                                                                       1,187,864
-------------------------------------------------------------------------------------

SOUTH KOREA (3.1%)
Busan Bank                                               5,790                 65,684
Daou Technology                                         10,300                 63,851
Dongbu Insurance                                         3,130                 95,020
Doosan Engineering & Construction                        8,200                 50,229
Halla Climate Control                                    8,800                 85,594
HUMAX Holdings                                           2,042(b)              22,221
HUMAX Holdings                                             457                  5,608
Hyundai Marine & Fire Insurance                          4,900                 90,545
Industrial Bank of Korea                                 6,000(b)              72,721
INTOPS                                                   4,810                 69,369
LIG Insurance                                            4,730                 96,946
MegaStudy                                                1,356                282,128
Mirae Asset Securities                                   2,891                151,186
NHN                                                      1,810(b)             267,082
People & Telecommunication                               7,435                 65,836
Taewoong                                                 1,900                129,620
Woongjin Coway                                           6,780                226,751
Woongjin Thinkbig                                        2,370                 44,610
                                                                      ---------------
Total                                                                       1,885,001
-------------------------------------------------------------------------------------

SPAIN (1.5%)
Bolsas y Mercados Espanoles                              4,800                160,002
Duro Felguera                                           10,469                104,051
Grupo Catalana Occidente                                 5,126                124,188
Obrascon Huarte Lain                                     6,400                170,032
Red Electrica de Espana                                  6,980                360,479
                                                                      ---------------
Total                                                                         918,752
-------------------------------------------------------------------------------------

SWEDEN (1.6%)
Axfood                                                   3,450                102,982
East Capital Explorer                                    5,000(b,g)            45,632
Hexagon Series B                                        29,453(g)             385,270
Nobia                                                   35,200(b)             218,581
Sweco Series B                                          28,900                227,445
                                                                      ---------------
Total                                                                         979,910
-------------------------------------------------------------------------------------

SWITZERLAND (2.9%)
Adecco                                                   1,900(g)              84,900
Aryzta                                                   2,000(b)              77,391
Baloise Holding                                          1,200                102,746
Bank Sarasin & Co Series B                               1,700                 67,691


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SWITZERLAND (CONT.)
Burckhardt Compression Holding                             675                $98,364
Clariant                                                13,297(b,g)           127,124
EMS-Chemie Holding                                         900                 99,997
Ferrexpo                                                29,529                 71,880
Galenica                                                   400(g)             137,827
Geberit                                                  1,400                231,599
Helvetia Holding                                           550                175,365
Kuehne & Nagel Intl                                      2,100                190,268
Sika                                                       160                216,914
Valora Holding                                             379                 90,363
                                                                      ---------------
Total                                                                       1,772,429
-------------------------------------------------------------------------------------

TAIWAN (3.0%)
Catcher Technology                                      36,300                 87,877
Cheng Shin Rubber Ind                                   45,700                 93,911
China Life Insurance                                   110,000(b)              79,889
Everlight Electronics                                   66,700                182,341
Formosa Intl Hotels                                     11,180                139,499
Huaku Development                                       39,000                 92,487
King Yuan Electronics                                  225,000                 86,845
Novatek Microelectronics                                26,285                 59,303
President Chain Store                                   57,000                128,971
Radiant Opto-Electronics                                48,300                 53,743
Simplo Technology                                       38,000                195,135
Sunrex Technology                                       58,000                 59,608
Taishin Financial Holding                              242,000(b)              94,709
Unimicron Technology                                    64,000                 73,025
Wistron                                                 38,388                 64,266
WPG Holdings                                            66,000                 90,299
Yuanta Financial Holding                               370,000                244,181
                                                                      ---------------
Total                                                                       1,826,089
-------------------------------------------------------------------------------------

THAILAND (0.2%)
LPN Development                                        454,000                 94,377
-------------------------------------------------------------------------------------

TURKEY (1.0%)
Anadolu Sigorta                                        200,357                165,404
Haci Omer Sabanchi Holding                              28,548                104,389
Turkiye Halk Bankasi                                    36,000                215,483
Turkiye Vakiflar Bankasi Tao Series D                   48,267(b)             117,071
Yapi ve Kredi Bankasi                                       --(b)                   1
                                                                      ---------------
Total                                                                         602,348
-------------------------------------------------------------------------------------

UNITED ARAB EMIRATES (0.2%)
Lamprell                                                34,351                114,037
-------------------------------------------------------------------------------------

UNITED KINGDOM (10.3%)
Acergy                                                  13,400                167,462
Ashmore Group                                           17,016                 76,025
Atkins WS                                               10,840                100,248
Barratt Developments                                    21,600(b)              47,683
Beazley                                                 66,600                116,853
BowLeven                                                62,009(b)              88,411
Cape                                                    29,122(b)             119,398
Capita Group                                            24,655                307,902
Capital & Regional                                     180,994(b)             100,544
Chemring Group                                           3,800                164,538
Close Brothers Group                                    14,576                167,599
Cobham                                                  43,000                154,496
Cookson Group                                           13,773(b)              82,178
CSR                                                     13,800(b)             100,717
Dairy Crest Group                                       24,989                163,793
Debenhams                                              107,976                137,644
Electrocomponents                                        9,200                 22,066
Eurasian Natural Resources                               7,337                 99,833
Fidessa Group                                            2,676                 52,459
Galiform                                               135,200(b)             165,961
GKN                                                     55,879(b)              97,875
Home Retail Group                                       41,265                196,389
Inchcape                                               200,419(b)              96,116
Intertek Group                                          14,000                287,607
Intl Personal Finance                                   68,749                230,963
Jardine Lloyd Thompson Group                            14,800                110,097
JD Wetherspoon                                          16,100                121,337
Keller Group                                            22,700                265,576
Laird                                                   10,700                 25,577
Misys                                                   50,200(b)             169,923


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
UNITED KINGDOM (CONT.)
Mondi                                                   37,258               $205,633
N Brown Group                                           24,000                102,593
Natl Express Group                                      25,238                134,235
Next                                                     8,186                240,131
Pace                                                    27,355                 99,050
Petrofac                                                 5,100                 78,486
Regus                                                   64,200                107,222
Rightmove                                               20,200                174,245
Rotork                                                   4,848                 90,200
RPS Group                                               35,000                119,997
Schroders                                               10,000                179,790
Serco Group                                             46,000                380,501
Smith & Nephew                                           9,488                 83,864
Sports Direct Intl                                      67,379                107,565
Tullett Prebon                                          27,406                162,637
Tullow Oil                                               5,300                102,662
                                                                      ---------------
Total                                                                       6,406,081
-------------------------------------------------------------------------------------

UNITED STATES (2.4%)
Alexion Pharmaceuticals                                  4,530(b,g)           201,177
Atwood Oceanics                                         10,009(b)             355,218
BioMarin Pharmaceutical                                  5,576(b,g)            86,763
Bristow Group                                            2,000(b,g)            58,300
Central European Distribution                            7,309(b,g)           227,384
FMC Technologies                                         1,930(b)             101,518
Golden Star Resources                                   30,500(b)              94,916
Illumina                                                 2,307(b,g)            74,055
Oceaneering Intl                                         2,585(b)             132,094
Virgin Media                                             5,600(e)              78,232
World Fuel Services                                      1,900(g)              96,615
                                                                      ---------------
Total                                                                       1,506,272
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $55,043,041)                                                       $60,228,520
-------------------------------------------------------------------------------------



OTHER (--%)(c)
ISSUER                                                 SHARES                VALUE(a)
MALAYSIA
IJM
 Warrants                                                7,826(b,e)            $2,754
-------------------------------------------------------------------------------------

UNITED KINGDOM
Laird
 Rights                                                  5,350(b)               3,556
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $562)                                                                   $6,310
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.9%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%              1,807,509(h)          $1,807,509
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,807,509)                                                         $1,807,509
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (9.5%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     5,839,354             $5,839,354
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $5,839,354)                                                         $5,839,354
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $62,690,466)(i)                                                    $67,881,693
=====================================================================================






                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2009:


                                        PERCENTAGE OF
INDUSTRY                                  NET ASSETS           VALUE
-----------------------------------------------------------------------
Aerospace & Defense                           0.9%             $561,227
Air Freight & Logistics                       0.3               209,531
Airlines                                      0.2               103,046
Auto Components                               1.2               715,799
Automobiles                                   0.8               482,703
Beverages                                     0.9               536,921
Biotechnology                                 0.5               287,940
Building Products                             0.4               248,576
Capital Markets                               2.6             1,606,613
Chemicals                                     3.6             2,235,846
Commercial Banks                              3.7             2,260,370
Commercial Services & Supplies                2.2             1,356,825
Communications Equipment                      0.5               319,565
Computers & Peripherals                       1.1               698,320
Construction & Engineering                    5.6             3,499,800
Construction Materials                        0.6               341,865
Consumer Finance                              0.6               365,863
Containers & Packaging                        0.8               498,853
Distributors                                  0.2                96,116
Diversified Consumer Services                 1.3               806,567
Diversified Financial Services                2.4             1,463,694
Diversified Telecommunication                                   386,992
  Services                                    0.6
Electric Utilities                            1.2               710,847
Electrical Equipment                          1.7             1,060,235
Electronic Equipment, Instruments &                           1,070,575
  Components                                  1.7
Energy Equipment & Services                   3.9             2,408,693
Food & Staples Retailing                      3.2             1,999,776
Food Products                                 2.2             1,349,258
Gas Utilities                                 0.7               418,097
Health Care Equipment & Supplies              2.1             1,314,737
Health Care Providers & Services              1.7             1,039,012
Hotels, Restaurants & Leisure                 1.7             1,037,327
Household Durables                            2.4             1,473,036
Industrial Conglomerates                      1.2               756,082
Insurance                                     2.7             1,656,174
Internet & Catalog Retail                     0.6               350,838
Internet Software & Services                  1.0               586,907
IT Services                                   1.0               634,206
Leisure Equipment & Products                  0.3               187,177
Life Sciences Tools & Services                0.4               246,049
Machinery                                     3.2             1,964,030
Marine                                        0.6               400,461


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                        PERCENTAGE OF
INDUSTRY                                  NET ASSETS           VALUE
-----------------------------------------------------------------------
Media                                         4.0%           $2,443,836
Metals & Mining                               4.7             2,936,905
Multiline Retail                              1.7             1,072,758
Multi-Utilities                               0.2               113,676
Office Electronics                            0.3               198,461
Oil, Gas & Consumable Fuels                   0.9               559,866
Paper & Forest Products                       1.0               597,223
Personal Products                             0.4               269,753
Pharmaceuticals                               1.3               778,645
Professional Services                         1.6               992,490
Real Estate Investment Trusts (REITs)         2.7             1,692,407
Real Estate Management & Development          2.4             1,486,353
Road & Rail                                   0.9               553,434
Semiconductors & Semiconductor                                  724,592
  Equipment                                   1.2
Software                                      1.1               661,953
Specialty Retail                              2.6             1,607,493
Textiles, Apparel & Luxury Goods              1.8             1,082,281
Thrifts & Mortgage Finance                    0.6               370,592
Trading Companies & Distributors              1.2               739,931
Transportation Infrastructure                 2.0             1,231,095
Wireless Telecommunication Services           0.6               374,537
Other(1)                                     12.4             7,646,863
-----------------------------------------------------------------------
Total                                                       $67,881,693
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.

INVESTMENTS IN DERIVATIVES


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2009



                        CURRENCY TO              CURRENCY TO         UNREALIZED     UNREALIZED
EXCHANGE DATE          BE DELIVERED              BE RECEIVED        APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------------
Nov. 2, 2009                       5,801                    8,536          $--              $(1)
                  European Monetary Unit              U.S. Dollar
-----------------------------------------------------------------------------------------------
Nov. 2, 2009                     120,626                  117,422           --             (158)
                             Swiss Franc              U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 2, 2009                      12,062                    7,360           16               --
                             U.S. Dollar            British Pound
-----------------------------------------------------------------------------------------------

Nov. 2, 2009                      85,312                   58,005           42               --
                             U.S. Dollar   European Monetary Unit
-----------------------------------------------------------------------------------------------

Nov. 2, 2009                      24,262                   16,479           --              (13)
                             U.S. Dollar   European Monetary Unit
-----------------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2009
(CONTINUED)



                        CURRENCY TO              CURRENCY TO         UNREALIZED     UNREALIZED
EXCHANGE DATE          BE DELIVERED              BE RECEIVED        APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------------
Nov. 2, 2009                      87,016                7,924,768       $1,028              $--
                             U.S. Dollar             Japanese Yen
-----------------------------------------------------------------------------------------------

Nov. 3, 2009                      19,415                   32,155          293               --
                           British Pound              U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 3, 2009                       2,930                    4,350           38               --
                  European Monetary Unit              U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 3, 2009                     112,009                   75,428           --           (1,017)
                             U.S. Dollar   European Monetary Unit
-----------------------------------------------------------------------------------------------

Nov. 3, 2009                       4,034                    4,102           --              (36)
                             U.S. Dollar              Swiss Franc
-----------------------------------------------------------------------------------------------

Nov. 4, 2009                      37,873                   62,270          117               --
                           British Pound              U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 4, 2009                      44,060                   64,958          123               --
                  European Monetary Unit              U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 4, 2009                       4,795                    5,243           --              (78)
                             U.S. Dollar        Australian Dollar
-----------------------------------------------------------------------------------------------

Nov. 4, 2009                      12,318                   13,317           --              (21)
                             U.S. Dollar          Canadian Dollar
-----------------------------------------------------------------------------------------------

Nov. 4, 2009                      41,330                   28,061           --              (39)
                             U.S. Dollar   European Monetary Unit
-----------------------------------------------------------------------------------------------

Nov. 4, 2009                     200,616               18,334,373        3,077               --
                             U.S. Dollar             Japanese Yen
-----------------------------------------------------------------------------------------------

Nov. 4, 2009                       4,006                    4,106           --               (3)
                             U.S. Dollar              Swiss Franc
-----------------------------------------------------------------------------------------------

Nov. 5, 2009                      13,609                   14,989           --             (123)
                             U.S. Dollar        Australian Dollar
-----------------------------------------------------------------------------------------------

Nov. 5, 2009                     120,325               10,916,973          961               --
                             U.S. Dollar             Japanese Yen
-----------------------------------------------------------------------------------------------
Total                                                                   $5,695          $(1,489)
-----------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Negligible market value.


--------------------------------------------------------------------------------
30  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Oct. 31, 2009 was $80,986 representing 0.1% of net assets. Information concerning such security holdings at Oct. 31, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES           COST
     -------------------------------------------------------------
     IJM
      Warrants                              09-29-09          $562
     Peace Mark Holdings                    06-04-08       102,024
     Virgin Media                           08-19-09        57,790


(f) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(g) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(h) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(i) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $63,186,037 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $7,263,994
     Unrealized depreciation                         (2,568,338)
     ----------------------------------------------------------
     Net unrealized appreciation                     $4,695,656
     ----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
32  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                              --------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                $5,335,148      $54,893,372(b)      $--        $60,228,520
  Other(a)                                --            6,310(b)       --              6,310
--------------------------------------------------------------------------------------------
Total Equity Securities            5,335,148       54,899,682          --         60,234,830
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                        1,807,509               --          --          1,807,509
  Investments of Cash
    Collateral Received
    for Securities on Loan         5,839,354               --          --          5,839,354
--------------------------------------------------------------------------------------------
Total Other                        7,646,863               --          --          7,646,863
--------------------------------------------------------------------------------------------
Investments in Securities         12,982,011       54,899,682          --         67,881,693
Other Financial
  Instruments(d)                          --            4,206          --              4,206
--------------------------------------------------------------------------------------------
Total                            $12,982,011      $54,903,888         $--        $67,885,899
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.
(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  33

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $55,043,603)              $ 60,234,830
  Affiliated money market fund (identified cost $1,807,509)           1,807,509
  Investments of cash collateral received for securities on loan
    (identified cost $5,839,354)                                      5,839,354
-------------------------------------------------------------------------------
Total investments in securities (identified cost $62,690,466)        67,881,693
Cash                                                                     69,197
Foreign currency holdings (identified cost $26,884)                      26,806
Capital shares receivable                                                23,722
Dividends and accrued interest receivable                                96,519
Receivable for investment securities sold                               480,146
Reclaims receivable                                                      57,963
Unrealized appreciation on forward foreign currency contracts             5,695
-------------------------------------------------------------------------------
Total assets                                                         68,641,741
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   69,763
Payable for investment securities purchased                             980,000
Payable upon return of securities loaned                              5,839,354
Unrealized depreciation on forward foreign currency contracts             1,489
Accrued investment management services fees                               1,929
Accrued distribution fees                                                   305
Accrued transfer agency fees                                                361
Accrued administrative services fees                                        138
Accrued plan administration services fees                                     3
Other accrued expenses                                                  107,849
-------------------------------------------------------------------------------
Total liabilities                                                     7,001,191
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 61,640,550
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    120,551
Additional paid-in capital                                           92,801,273
Excess of distributions over net investment income                     (211,858)
Accumulated net realized gain (loss)                                (36,264,949)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          5,195,533
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 61,640,550
-------------------------------------------------------------------------------
*Including securities on loan, at value                            $  5,502,412
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $25,159,619            4,951,093                       $5.08(1)
Class B                     $ 4,125,636              846,784                       $4.87
Class C                     $   486,947              100,059                       $4.87
Class I                     $31,466,684            6,079,010                       $5.18
Class R4                    $   401,664               78,176                       $5.14
-------------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $5.39. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  1,231,492
Interest                                                                    304
Income distributions from affiliated money market fund                    5,574
Income from securities lending -- net                                    32,395
  Less foreign taxes withheld                                          (136,082)
-------------------------------------------------------------------------------
Total income                                                          1,133,683
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                     496,177
Distribution fees
  Class A                                                                57,422
  Class B                                                                42,653
  Class C                                                                 4,096
Transfer agency fees
  Class A                                                               127,765
  Class B                                                                25,296
  Class C                                                                 2,343
  Class R4                                                                  485
Administrative services fees                                             38,884
Plan administration services fees -- Class R4                             2,426
Compensation of board members                                             1,491
Custodian fees                                                          144,675
Printing and postage                                                     39,680
Registration fees                                                        43,830
Professional fees                                                        38,052
Other                                                                     6,460
-------------------------------------------------------------------------------
Total expenses                                                        1,071,735
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                         (319,381)
-------------------------------------------------------------------------------
Total net expenses                                                      752,354
-------------------------------------------------------------------------------
Investment income (loss) -- net                                         381,329
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (18,799,287)
  Foreign currency transactions                                        (654,698)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (19,453,985)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 33,408,563
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                13,954,578
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 14,335,907
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  35

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                        2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $    381,329  $    618,563
Net realized gain (loss) on investments                             (19,453,985)  (16,828,392)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 33,408,563   (56,652,572)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      14,335,907   (72,862,401)
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                                  --    (1,455,530)
    Class B                                                                  --      (166,471)
    Class C                                                                  --       (14,366)
    Class I                                                                  --      (492,269)
    Class R4                                                                 --        (3,158)
  Tax return of capital
    Class A                                                                  --        (1,847)
    Class B                                                                  --          (399)
    Class C                                                                  --           (29)
    Class I                                                                  --          (518)
    Class R4                                                                 --            (3)
  Net realized gain
    Class A                                                                  --    (8,298,516)
    Class B                                                                  --    (1,780,235)
    Class C                                                                  --      (131,901)
    Class I                                                                  --    (2,330,048)
    Class R4                                                                 --       (15,253)
---------------------------------------------------------------------------------------------
Total distributions                                                          --   (14,690,543)

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
36  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED OCT. 31,                                                        2009          2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  2,350,055  $ 10,294,764
  Class B shares                                                        300,334     1,640,224
  Class C shares                                                         91,887       275,271
  Class I shares                                                     17,528,630     6,911,975
  Class R4 shares                                                       233,945     2,130,872
Reinvestment of distributions at net asset value
  Class A shares                                                             --     9,581,619
  Class B shares                                                             --     1,913,015
  Class C shares                                                             --       139,990
  Class I shares                                                             --     2,821,426
  Class R4 shares                                                            --        16,196
Conversions from Class B to Class A
  Class A shares                                                        644,457     1,257,749
  Class B shares                                                       (644,457)   (1,257,749)
Payments for redemptions
  Class A shares                                                    (11,161,977)  (30,163,842)
  Class B shares                                                     (1,623,318)   (5,784,433)
  Class C shares                                                       (163,257)     (501,379)
  Class I shares                                                     (7,063,636)   (1,614,424)
  Class R4 shares                                                    (1,523,020)      (87,417)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (1,030,357)   (2,426,143)
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              13,305,550   (89,979,087)
Net assets at beginning of year                                      48,335,000   138,314,087
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 61,640,550  $ 48,335,000
---------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $   (211,858) $    (36,050)
---------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $3.82       $10.29       $9.35       $8.81       $7.90
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03          .04         .02         .02         .03
Net gains (losses) (both realized and
 unrealized)                                         1.23        (5.43)       2.92        1.58        1.32
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.26        (5.39)       2.94        1.60        1.35
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.16)       (.13)       (.09)         --
Distributions from realized gains                      --         (.92)      (1.87)       (.97)       (.44)
Tax return of capital                                  --         (.00)(a)      --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (1.08)      (2.00)      (1.06)       (.44)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.08        $3.82      $10.29       $9.35       $8.81
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       32.98%      (57.59%)     37.16%      19.71%      17.70%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
 waiver/reimbursement                               2.46%        1.97%       1.90%       1.83%       1.99%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.66%        1.72%       1.82%       1.81%       1.94%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .66%         .60%        .22%        .25%        .40%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $25          $27         $91         $67         $66
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              174%          87%         96%        157%         80%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
38  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $3.69        $9.96       $9.11       $8.60       $7.78
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(a)      (.01)       (.05)         --        (.03)
Net gains (losses) (both realized and
 unrealized)                                         1.18        (5.26)       2.83        1.51        1.29
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.18        (5.27)       2.78        1.51        1.26
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.08)       (.06)       (.03)         --
Distributions from realized gains                      --         (.92)      (1.87)       (.97)       (.44)
Tax return of capital                                  --         (.00)(a)      --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (1.00)      (1.93)      (1.00)       (.44)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.87        $3.69       $9.96       $9.11       $8.60
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       31.98%      (57.91%)     35.94%      18.92%      16.77%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
 waiver/reimbursement                               3.24%        2.73%       2.65%       2.60%       2.75%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.43%        2.48%       2.58%       2.58%       2.71%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.08%)       (.19%)      (.54%)      (.50%)      (.33%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $4           $5         $19         $17         $17
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              174%          87%         96%        157%         80%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $3.69        $9.97       $9.12       $8.62       $7.80
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(a)      (.01)       (.05)         --        (.03)
Net gains (losses) (both realized and
 unrealized)                                         1.18        (5.25)       2.84        1.51        1.29
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.18        (5.26)       2.79        1.51        1.26
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.10)       (.07)       (.04)         --
Distributions from realized gains                      --         (.92)      (1.87)       (.97)       (.44)
Tax return of capital                                  --         (.00)(a)      --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (1.02)      (1.94)      (1.01)       (.44)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.87        $3.69       $9.97       $9.12       $8.62
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       31.98%      (57.87%)     36.02%      18.90%      16.73%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
 waiver/reimbursement                               3.24%        2.73%       2.66%       2.61%       2.77%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.42%        2.48%       2.58%       2.59%       2.71%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.10%)       (.18%)      (.54%)      (.56%)      (.34%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $1          $1          $1
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              174%          87%         96%        157%         80%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
40  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $3.87       $10.41       $9.46       $8.89       $7.94
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05          .08         .06         .06         .07
Net gains (losses) (both realized and
 unrealized)                                         1.26        (5.51)       2.94        1.61        1.32
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.31        (5.43)       3.00        1.67        1.39
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.19)       (.18)       (.13)         --
Distributions from realized gains                      --         (.92)      (1.87)       (.97)       (.44)
Tax return of capital                                  --         (.00)(a)      --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (1.11)      (2.05)      (1.10)       (.44)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.18        $3.87      $10.41       $9.46       $8.89
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       33.85%      (57.42%)     37.59%      20.41%      18.14%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
 waiver/reimbursement                               1.67%        1.45%       1.46%       1.34%       1.51%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.21%        1.30%       1.46%       1.34%       1.48%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.11%        1.17%        .66%        .70%        .89%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $31          $14         $26         $15         $10
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              174%          87%         96%        157%         80%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $3.86       $10.36       $9.41       $8.85       $7.93
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05          .08         .04         .04         .04
Net gains (losses) (both realized and
 unrealized)                                         1.23        (5.47)       2.93        1.60        1.32
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.28        (5.39)       2.97        1.64        1.36
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.19)       (.15)       (.11)         --
Distributions from realized gains                      --         (.92)      (1.87)       (.97)       (.44)
Tax return of capital                                  --         (.00)(a)      --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (1.11)      (2.02)      (1.08)       (.44)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.14        $3.86      $10.36       $9.41       $8.85
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       33.16%      (57.32%)     37.28%      20.03%      17.77%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
 waiver/reimbursement                               2.01%        2.07%       1.73%       1.62%       1.81%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.51%        1.42%       1.66%       1.62%       1.77%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.18%        1.46%        .39%        .50%        .58%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--           $1         $--         $--         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              174%          87%         96%        157%         80%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Rounds to zero.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
42  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Partners International Small Cap Fund (the Fund) is a series of RiverSource International Managers Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource International Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in equity securities of non-U.S. companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

At Oct. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares. At Oct. 31, 2009, the Investment Manager and affiliated funds-of-funds in the RiverSource Family of Funds owned approximately 50% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before

--------------------------------------------------------------------------------
44  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted of multiple denominations.

ILLIQUID SECURITIES
At Oct. 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2009 was $80,986 representing 0.13% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments

--------------------------------------------------------------------------------
46  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Foreign exchange     Unrealized                       Unrealized
  contracts          appreciation on                  depreciation on
                     forward foreign                  forward foreign
                     currency contracts     $5,695    currency contracts     $1,489
-------------------------------------------------------------------------------------------
Total                                       $5,695                           $1,489
-------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCT. 31, 2009


AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------
                                                    FORWARD
                                                    FOREIGN
                                                    CURRENCY
RISK EXPOSURE CATEGORY                             CONTRACTS
------------------------------------------------------------------
Foreign exchange contracts                          $(37,651)
------------------------------------------------------------------
Total                                               $(37,651)
------------------------------------------------------------------




  CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                       RECOGNIZED IN INCOME
------------------------------------------------------------------
                                                    FORWARD
                                                    FOREIGN
                                                    CURRENCY
RISK EXPOSURE CATEGORY                             CONTRACTS
------------------------------------------------------------------
Foreign exchange contracts                          $(2,702)
------------------------------------------------------------------
Total                                               $(2,702)
------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was $1.0 million at Oct. 31, 2009. The monthly average gross notional amount for such contracts was $400,000 for the year ended Oct. 31, 2009. The fair value of these contracts on Oct. 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.12% to 0.995% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Small-Cap Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $48,195 for the year ended Oct. 31, 2009. The management fee for the year ended Oct. 31, 2009 was 1.02% of the Fund's average daily net

--------------------------------------------------------------------------------
48  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENTS
The Investment Manager has Subadvisory Agreements with Columbia Wanger Asset Management, L.P. and Batterymarch Financial Management, Inc. each of which subadvises a portion of the assets of the Fund. Effective Aug. 10, 2009, Columbia Wanger Asset Management, L.P. replaced AIG Global Investment Corp. as subadviser to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination, subject to the oversight of the Fund's Board, of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.

On September 29, 2009, Bank of America Corporation ("BAC") entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC, including Columbia WAM, to Ameriprise Financial, Inc., the parent company of RiverSource Investments (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

The Transaction is not expected to result in any change in the Columbia WAM personnel who manage the Fund or in the manner in which the Fund is managed. In addition, RiverSource Investments would remain the investment manager of the Fund and, as such, would continue to be the entity that oversees the overall management of the Fund. Nonetheless, the Transaction is expected to result in a change of control of Columbia WAM under the federal securities laws and thus would cause the automatic termination of the current investment sub-advisory agreement with Columbia WAM. In connection with the Transaction, the Board determined to recommend that shareholders approve a new investment sub-advisory agreement in order to assure that Columbia WAM may continue to provide sub-advisory services to the Fund following the Transaction. The services provided by Columbia WAM under the new investment sub-advisory agreement and the fee levels payable to Columbia WAM for sub-advisory services would remain unchanged from the services provided and fee levels payable under the current investment sub-advisory agreement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2009, other expenses paid to this company were $332.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to

--------------------------------------------------------------------------------
50  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $222,000 and $5,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $49,540 for Class A, $4,369 for Class B and $21 for Class C for the year ended Oct. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.66%
Class B.............................................  2.43
Class C.............................................  2.42
Class I.............................................  1.21
Class R4............................................  1.51


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $81,777
Class B...........................................   15,886
Class C...........................................    1,480


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4............................................  $33


The management fees waived/reimbursed at the Fund level were $220,205

Under an agreement which was effective until Oct. 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


giving effect to any performance incentive adjustment, would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.76%
Class B.............................................  2.53
Class C.............................................  2.52
Class I.............................................  1.31
Class R4............................................  1.61


Effective Nov. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.75%
Class B.............................................  2.53
Class C.............................................  2.51
Class I.............................................  1.30
Class R4............................................  1.60


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $83,248,035 and $83,417,925, respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED OCT. 31,                            2009        2008*
------------------------------------------------------------------
CLASS A
Sold                                           570,189   1,329,424
Converted from Class B shares**                136,794     190,280
Reinvested distributions                            --   1,262,400
Redeemed                                    (2,862,309) (4,548,537)
------------------------------------------------------------------
Net increase (decrease)                     (2,155,326) (1,766,433)

------------------------------------------------------------------


--------------------------------------------------------------------------------
52  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED OCT. 31,                            2009        2008*
------------------------------------------------------------------
CLASS B
Sold                                            75,116     213,648
Reinvested distributions                            --     259,216
Converted to Class A shares**                 (142,231)   (196,523)
Redeemed                                      (430,262)   (875,129)
------------------------------------------------------------------
Net increase (decrease)                       (497,377)   (598,788)
------------------------------------------------------------------

CLASS C
Sold                                            23,008      37,380
Reinvested distributions                            --      18,995
Redeemed                                       (44,977)    (76,454)
------------------------------------------------------------------
Net increase (decrease)                        (21,969)    (20,079)
------------------------------------------------------------------

CLASS I
Sold                                         3,835,408   1,060,422
Reinvested distributions                            --     368,332
Redeemed                                    (1,442,668)   (249,574)
------------------------------------------------------------------
Net increase (decrease)                      2,392,740   1,179,180
------------------------------------------------------------------

CLASS R4
Sold                                            60,404     378,891
Reinvested distributions                            --       2,123
Redeemed                                      (366,227)    (13,151)
------------------------------------------------------------------
Net increase (decrease)                       (305,823)    367,863
------------------------------------------------------------------


* Certain line items from the prior year have been renamed to conform to the current year presentation.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balances are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


At Oct. 31, 2009, securities valued at $5,502,412 were on loan, secured by cash collateral of $5,839,354 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $32,395 earned from securities lending from Dec. 1, 2008 through Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Nov. 1, 2008, through Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $32,817,691 and $32,440,101, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement,

--------------------------------------------------------------------------------
54  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2009.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of passive foreign investment company (PFIC) holdings, investments in partnerships and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been increased by $557,137 and accumulated net realized loss has been decreased by $557,137.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                            2009     2008
---------------------------------------------------------------
Ordinary income..............................   $--  $8,602,702
Long-term capital gain.......................    --   6,085,045
Tax return of capital........................    --       2,796


At Oct. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $    149,983
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(36,130,012)
Unrealized appreciation (depreciation).........  $  4,698,755


For federal income tax purposes, the Fund had a capital loss carry-over of $36,130,012 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:

    2016           2017
$16,740,416    $19,389,596


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in each Fund's financial statements.


--------------------------------------------------------------------------------
56  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither

--------------------------------------------------------------------------------
58  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners International Small Cap Fund (the Fund) (one of the portfolios constituting the RiverSource International Managers Series, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
60  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners International Small Cap Fund of the RiverSource International Managers Series, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  61

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal year ended Oct. 31, 2009

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
62  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS  ----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued)  ----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
64  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  65

BOARD MEMBERS AND OFFICERS (continued)  ----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
66  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2009 ANNUAL REPORT  67

RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                             S-6258 L (12/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne
         P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource International Managers Series, Inc. were as follows:

                         2009 - $89,937   2008 - $87,915

(b) Audit-Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional audit-related services rendered for RiverSource International Managers Series, Inc. were as follows:

                         2009 - $2,208    2008 - $2,625

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource International Managers Series, Inc. were as follows:

                         2009 - $18,590   2008 - $31,888

(d) All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource International Managers Series, Inc. were as follows:

                              2009 - $0  2008 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2009 - $843,284   2008 - $641,213

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6.  Investments.

(a)  The complete schedule of investments is included in Item 1 of this Form
     N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource International Managers Series, Inc.

By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date January 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date January 4, 2010


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date January 4, 2010